UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3373

Westcore Trust

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler, Secretary

Westcore Trust

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  June 30, 2014

Item 1.       Reports to Stockholders.

2014 SEMI-ANNUAL REPORT

JUNE 30, 2014	TICKER SYMBOLS

	Retail	Institutional
Fund	Class	Class

WESTCORE EQUITY FUNDS
Westcore Growth Fund	WTEIX	WILGX
Westcore MIDCO Growth Fund	WTMGX	WIMGX
Westcore Select Fund	WTSLX	–
Westcore Small-Cap Growth Fund	WTSGX	WISGX
Westcore Blue Chip Dividend Fund	WTMVX	WIMVX
Westcore Mid-Cap Value Dividend Fund	WTMCX	–
Westcore Small-Cap Value Dividend Fund	WTSVX	WISVX
Westcore Micro-Cap Opportunity Fund	WTMIX	–
Westcore International Small-Cap Fund	WTIFX	–

WESTCORE BOND FUNDS
Westcore Flexible Income Fund	WTLTX	WILTX
Westcore Plus Bond Fund	WTIBX	WIIBX
Westcore Colorado Tax-Exempt Fund	WTCOX	–

Westcore Funds are managed by Denver Investments.

The mountain logo together with “Westcore Funds Denver Investments” is a registered service mark of Denver Investments.

SHAREHOLDER LETTER	1

FUND OVERVIEWS

Westcore Growth Fund	2

Westcore MIDCO Growth Fund	4

Westcore Select Fund	6

Westcore Small-Cap Growth Fund	8

Westcore Blue Chip Dividend Fund	10

Westcore Mid-Cap Value Dividend Fund	12

Westcore Small-Cap Value Dividend Fund	14

Westcore Micro-Cap Opportunity Fund	16

Westcore International Small-Cap Fund	18

Westcore Flexible Income Fund	20

Westcore Plus Bond Fund	22

Westcore Colorado Tax-Exempt Fund	24

FUND EXPENSES	26

IMPORTANT DISCLOSURES	28

FINANCIAL STATEMENTS	33

Statements of Investments	34

Statements of Assets and Liabilities	64

Statements of Operations	66

Statements of Changes in Net Assets	68

Financial Highlights	72

Notes to Financial Statements	82

INTENTIONALLY LEFT BLANK

DEAR FELLOW SHAREHOLDER:

Both stocks and bonds continued their rallies through the first half of 2014. The S&P 500® Index posted a 7.14% increase and 10-year Treasury note prices rallied due to a decrease in interest rates from a 3.04% yield at the beginning of the year to 2.53% on June 30.

The U.S. equity market shrugged off a significant downward revision of first quarter 2014 economic growth, primarily attributing the decrease to severe weather in the period. The equity market appeared to focus on positive leading economic indicators such as the ISM® Manufacturing report and on improving readings from the Conference Board’s Leading Economic Indicators Index®. Both the Dow Jones Industrial Average and the S&P 500® Index achieved record highs in the first half of 2014 as U.S. equities finished higher for the sixth consecutive quarter. While all areas of U.S. equities increased in the period, large-cap stocks took over market leadership. A rotation to large cap leadership is typical as a bull market extends.

The bond market also rallied in the first half of 2014, quickly adjusting to the tapering of quantitative easing by the Federal Reserve and indicating that bond investors expect inflationary pressures to remain muted throughout the economy. Interest rates, as reflected by the 10-year U.S. Treasury note, started the year at the high of 3.04% and fell by a full 0.6% to a multi-year low of 2.44% before ticking back up to 2.53% at the end of June. The Westcore fixed income funds performed well in this environment.

It is relatively unusual for the equity and bond markets to have moved in tandem for such an extended period. With the valuations of both asset classes at or near historically high levels, we believe expert fundamental analysis and diversification are the keys to success. Your Westcore investment teams place a very high priority on deep, proprietary fundamental research and portfolio construction. Also, the diversity of strategies offered by the Westcore Fund family allows you to have a broad variety of actively managed strategies in which to build your investment program.

We thank you for your continued confidence in the Westcore Funds family. Please let us know if you have any questions or comments.

Diversification does not eliminate risk.

John W. Zimmerman is a registered representative of ALPS Distributors, Inc.

CFA is a trademark owned by the CFA Institute.

The Shareholder Letter and the Manager Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

   Fund Strategy

Investing primarily in equity securities of large companies with growth potential.

   Fund Management

Ross G. Moscatelli, CFA Portfolio Manager

Craig W. Juran, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

   Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

   Average Annual Total Returns

						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTEIX)	1.50%	24.16%	12.90%	17.73%	7.24%	9.07%	6/1/1988
Institutional Class
(WILGX)	1.55	24.38	13.09	17.90	7.34	9.11	9/28/2007
Russell 1000®
Growth Index	6.31	26.92	16.26	19.24	8.20	10.06
Lipper Large-Cap
Growth Index	4.21	28.07	14.70	17.65	7.29	9.14

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.09%, Net: 1.09%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.14%, Net: 0.89%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Since inception performance figures for the index are from the inception of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392. CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2015. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Craig W. Juran is a registered representative of ALPS Distributors, Inc.

   Manager Commentary

  Investors rode a wave of optimism into 2014 as robust equity markets, an improving housing market and an expanding economy produced a confidence not seen in years. Economic growth came to a standstill in the first quarter, as one of the worst winters on record forced travel delays, stopped construction activity, shut down shopping malls and closed many schools. Additionally, conflict between Russia and Ukraine and a potential civil war in Iraq created uncertainty which led to fear and nervousness in the markets. As sentiment changed, many high growth and momentum stocks underperformed significantly as investors gravitated towards more predictable business models. Despite fluctuating sentiment in the first half of the year, markets advanced higher while digesting fear, volatility and nervousness which we believe is a sign of resilient markets.

  For the first six months of 2014, the Westcore Growth Fund underperformed its benchmark, the Russell 1000® Growth Index. Reduced interest rates caused investors to seek dividend-yielding stocks with steady cash flows in favor of those with accelerating growth and earnings momentum. This negatively impacted the Fund’s return relative to the benchmark as we emphasize companies that are fast growing and have increasing earnings.

  During the first six months of the year, the Fund’s performance compared to its benchmark was enhanced by holdings in the information technology and industrial sectors. The Fund’s strongest contributors were Apple Inc., EOG Resources Inc. and United Rentals Inc. After underperforming in 2013, Apple regained investors’ confidence delivering strong quarterly results in April. It also announced a massive increase in its buyback authorization, a 7-for-1 stock split and another dividend increase. Energy sector companies like EOG benefited from uncertainty in Ukraine and Iraq which supported oil prices. Investors also recognized EOG’s strong performance and substantial growth opportunities. United Rentals performed well as demand for commercial construction equipment accelerated and the pricing environment improved.

  The Fund’s weakest sectors relative to the benchmark during the first six months of 2014 were health care, financials and energy. Fund holdings in Amazon.com Inc., Nu Skin Enterprises Inc., and NetSuite Inc. were its largest detractors. Shares of Amazon were sold off early in 2014 as investors questioned its valuation and pace of profit growth. We sold the Fund’s position in Amazon, but remain intrigued in its long-term prospects. NetSuite shares were sold off as investors rotated out of higher growth and earnings momentum companies into more defensive companies. A sell-off of Nu Skin ensued at the beginning of 2014 as the Chinese Government opened an investigation into Nu Skin’s business practices. As China was a major engine for Nu Skin’s growth, we opted to sell the Fund’s position amidst the uncertainty, but we continue to monitor the situation.

  The fundamental backdrop for equity markets, in our opinion, remains positive. Central banks around the world are looking at ways to facilitate faster economic growth in order to alleviate significant unemployment/underemployment. Additionally, we believe interest rates should remain low (although with a bias to increase) for the foreseeable future as investors’ appetite for fixed income securities remains high due to the aging populations of most developed economies. Slow but improving economic growth, along with relatively low interest rates, should provide a backdrop for improving earnings growth in the second half of 2014.

Stock Performance
(for the six months ended 6/30/14)
	Average	Contribution
5 Highest	Weight	to Return
Apple Inc.	6.13%	1.07%
EOG Resources Inc.	1.66	0.64
United Rentals Inc.	1.84	0.56
Delta Air Lines Inc.	1.59	0.55
NXP Semiconductors N.V.	1.12	0.47

5 Lowest
Twitter Inc.	0.17%	-0.23%
Bristol-Myers Squibb Co.	1.68	-0.25
NetSuite Inc.	0.18	-0.27
Nu Skin Enterprises Inc.	0.08	-0.35
Amazon.com Inc.	1.33	-0.49

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/14)
Apple Inc.		6.9%
Microsoft Corp.		3.7
Facebook Inc.		3.3
PPG Industries Inc.		2.9
Cummins Inc.		2.8
Gilead Sciences Inc.		2.7
Google Inc. Class A		2.4
Google Inc. Class C		2.4
Union Pacific Corp.		2.3
Fortinet Inc.		2.3
Total (% of Net Assets)		31.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 6/30/14)
	Westcore	Russell 1000®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$99.0	$102.2
Price/Earnings (1 year trailing)	21.2x	22.1x
EPS Growth (3 year historical)	20.7%	14.8%
Beta	1.1	1.0
Number of Holdings	53	672
Portfolio Turnover Rate	81%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds. Sector designations for one Fund may be different than another Fund’s sector designations.

   Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily medium-sized companies with growth potential.

Fund Management

Mitch S. Begun, CFA Lead Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager
F. Wiley Reed, CFA Lead Portfolio Manager	Jeffrey J. Loehr, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMGX)	5.11%	31.60%	10.80%	19.75%	8.16%	10.95%	8/1/1986
Institutional Class
(WIMGX)	5.34	31.91	11.03	19.94	8.27	10.99	9/28/2007
Russell Midcap®
Growth Index	6.51	26.04	14.54	21.16	9.83	10.69
Lipper Mid-Cap
Growth Index	4.30	24.62	12.43	19.19	9.39	9.93

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.05%, Net: 1.05%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.95%, Net: 0.88%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Since inception performance figures for the index are from the inception of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2015. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

   Manager Commentary

  For the first half of 2014, the Westcore MIDCO Growth Fund underperformed its benchmark, the Russell Midcap® Growth Index.

  Equity markets finished the first half of the year comfortably positive, although the second quarter was characterized by a sharp sell-off of growth stocks in April, followed by a rebound throughout May and June. While we are disappointed in the Fund’s performance for the period, we are not surprised to see the Fund underperform in the period as higher growth stocks suffered disproportionately. The Fund consists of companies that we believe have disruptive technologies and services that often show higher growth characteristics. We feel very good about the Fund’s positioning going forward, given that valuations have corrected significantly in many of the higher growth areas of the market.

  The three sectors that contributed most to the Fund’s performance relative to its benchmark in the period were consumer discretionary, materials and financials. The Fund’s best-performing stock in the period was FireEye Inc., within the information technology sector. FireEye is emerging as a strong player in the market for next-generation security solutions with a product line that includes systems for web, email and file security, as well as malware analysis. The company announced a large acquisition in the first quarter to help complement its existing advanced persistent threat (APT) capabilities. Keurig Green Mountain, Inc., the maker of the Keurig single-serve coffee system, was the Fund’s second-best performer in the period. The company reported strong K-cup sales momentum and major new license partner wins ahead of the upcoming Keurig 2.0 product launch in the fall of this year. Within the materials sector, U.S. Silica Holdings Inc., a company that provides frac sand largely used in oil and gas recovery, was the Fund’s strongest performer. Robust demand from customers drove frac sand pricing higher after a prolonged period of pressure. As of the end of the first half of 2014, we own positions in all three companies.

  The three sectors that detracted most from the Fund’s performance relative to its benchmark in the period were energy, health care and industrials. The Fund’s worst-performing stock was Lululemon Athletica Inc., within the consumer discretionary sector. This high-end athletic apparel brand retailer underperformed in the period as sales trends remained weak despite management efforts to improve supply chain and overall product quality issues. We currently continue to hold the stock as we believe strong brand equity exists. We see positive product catalysts coming in the fall which, in our opinion, will reignite sales growth. Within the industrials sector, both DigitalGlobe Inc. and Kansas City Southern were significant detractors to the Fund’s performance in the period. DigitalGlobe, a provider of imaging satellites, reported disappointing first quarter results and a subpar outlook as demand from emerging markets was weak. Kansas City Southern, a railroad network company, experienced delayed growth opportunities that are taking longer to materialize than we expected. We exited our positions in both DigitalGlobe and Kansas City Southern in the period.

  As of the end of the second quarter of 2014, the Fund was overweighted primarily in the health care and materials sectors, and underweighted primarily in the financials and consumer staples sectors.

Stock Performance
(for the six months ended 6/30/14)
	Average	Contribution
5 Highest	Weight	to Return
FireEye Inc.	1.12%	0.78%
Keurig Green Mountain Inc.	1.22	0.73
U.S. Silica Holdings Inc.	1.26	0.70
Actavis PLC	1.80	0.52
Pioneer Natural Resources Co.	1.90	0.51

5 Lowest
DigitalGlobe Inc.	0.82%	-0.25%
Twitter Inc.	1.06	-0.29
PriceSmart Inc.	0.89	-0.30
Kansas City Southern	0.20	-0.31
Lululemon Athletica Inc.	1.31	-0.57

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/14)
Mead Johnson Nutrition Co.		2.2%
Perrigo Co. PLC		2.1
Actavis PLC		2.1
Ingersoll-Rand PLC		2.0
Varian Medical Systems Inc.		2.0
BorgWarner Inc.		2.0
Keurig Green Mountain, Inc.		1.9
Alexion Pharmaceuticals Inc.		1.9
United Continental Holdings, Inc.		1.9
Rockwood Holdings Inc.		1.9
Total (% of Net Assets)		20.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 6/30/14)
	Westcore MIDCO	Russell Midcap®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$13.2	$12.6
Price/Earnings (1 year trailing)	28.1x	25.5x
EPS Growth (3 year historical)	21.1%	16.3%
Beta	1.2	1.0
Number of Holdings	73	544
Portfolio Turnover Rate	57%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

   Market Capitalization

*Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy
Investing primarily in the common stock of a limited number of medium-sized companies selected for their growth potential.

Fund Management

Mitch S. Begun, CFA Lead Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager
F. Wiley Reed, CFA Lead Portfolio Manager	Jeffrey J. Loehr, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSLX)	2.85%	28.68%	3.39%	14.99%	8.91%	12.10%	10/1/1999
Russell Midcap®
Growth Index	6.51	26.04	14.54	21.16	9.83	7.11
Lipper Mid-Cap
Growth Index	4.30	24.62	12.43	19.19	9.39	6.27

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.08%, Net: 1.08%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

   Manager Commentary

  For the first half of 2014, the Westcore Select Fund underperformed its benchmark, the Russell Midcap® Growth Index.

  Equity markets finished the first half of the year comfortably positive, although the second quarter was characterized by a sharp sell-off of growth stocks in April, followed by a rebound throughout May and June. While we are disappointed in the Fund’s performance for the period, we are not surprised to see the Fund underperform in the period as higher growth stocks suffered disproportionately. The Fund consists of companies that we believe have disruptive technologies and services that often show higher growth characteristics. We feel very good about the Fund’s positioning going forward, given that valuations have corrected significantly in many of the higher growth areas of the market.

  The three sectors that contributed most to the Fund’s performance relative to its benchmark in the first half of the year were consumer discretionary, consumer staples and financials. The Fund’s best-performing stock in the period was FireEye Inc., within the information technology sector. FireEye is emerging as a strong player in the market for next-generation security solutions with a product line that includes systems for web, email and file security, as well as malware analysis. The company announced a large acquisition in the first quarter to help complement its existing advanced persistent threat (APT) capabilities. Pioneer Natural Resources Co., an energy exploration and production company, was the Fund’s second-best performer in the period. It continued to have very good well results in the Permian Basin in West Texas and is managing costs well. In addition, Pioneer is looking to export some of its condensate (natural gas liquid) production in the Eagleford Shale in South Texas. Under Armour Inc., a branded athletic apparel and footwear company in the consumer discretionary sector, performed well in the period as accelerating sales and profits continued to indicate larger domestic and global distribution opportunities. As of the end of the first half of 2014, we own positions in all three companies.

  The three sectors that detracted most from the Fund’s performance relative to its benchmark in the period were health care, industrials and materials. The Fund’s worst-performing stock was Lululemon Athletica Inc., within the consumer discretionary sector. This high-end athletic apparel brand retailer underperformed in the period as sales trends remained weak despite management efforts to improve supply chain and overall product quality issues. We currently continue to hold the stock as we believe strong brand equity exists. We see positive product catalysts coming in the fall which, in our opinion, will reignite sales growth. Within the industrials sector, both DigitalGlobe Inc. and Kansas City Southern were significant detractors to the Fund’s performance in the period. DigitalGlobe, a provider of imaging satellites, reported disappointing first quarter results and a subpar outlook as demand from emerging markets was weak. Kansas City Southern, a railroad network company, experienced delayed growth opportunities that are taking longer to materialize than we expected. We exited our positions in both DigitalGlobe and Kansas City Southern in the period.

  As of the end of the first half of 2014, compared to the benchmark, the Fund was overweighted primarily in the information technology and health care sectors, and underweighted primarily in the financials and consumer discretionary sectors.

Stock Performance
(for the six months ended 6/30/14)
	Average	Contribution
5 Highest	Weight	to Return
FireEye Inc.	1.57%	1.05%
Pioneer Natural Resources Co.	3.35	0.89
Under Armour Inc.	2.73	0.81
Pandora Media Inc.	2.71	0.72
TripAdvisor Inc.	2.67	0.69

5 Lowest
DigitalGlobe Inc.	1.72%	-0.49%
Clovis Oncology Inc.	0.98	-0.53
Fortune Brands Home &
Security, Inc.	1.82	-0.54
Kansas City Southern	0.40	-0.60
Lululemon Athletica Inc.	2.56	-1.09

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/14)
Mead Johnson Nutrition Co.		4.3%
Affiliated Managers Group Inc.		3.8
Perrigo Co. PLC		3.7
Wynn Resorts, Ltd.		3.6
BorgWarner Inc.		3.5
Pandora Media Inc.		3.5
United Continental Holdings, Inc.		3.4
Ingersoll-Rand PLC		3.3
Amphenol Corp.		3.3
Rockwood Holdings Inc.		3.3
Total (% of Net Assets)		35.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 6/30/14)
	Westcore	Russell Midcap®
	Select Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$13.6	$12.6
Price/Earnings (1 year trailing)	27.8x	25.5x
EPS Growth (3 year historical)	25.2%	16.3%
Beta	1.3	1.0
Number of Holdings	32	544
Portfolio Turnover Rate	76%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

   Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy
Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

Fund Management
Mitch S. Begun, CFA Lead Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager
F. Wiley Reed, CFA Lead Portfolio Manager	Jeffrey J. Loehr, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSGX)	2.17%	—	—	—	—	3.50%	12/20/2013
Institutional Class
(WISGX)	2.27	—	—	—	—	3.60	12/20/2013
Russell 2000®
Growth Index	2.21	—	—	—	—	3.92
Lipper Small-Cap
Growth Index	0.04	—	—	—	—	1.44

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 3.26%, Net: 1.30%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 3.11%, Net: 1.15%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Since inception performance figures for the index are from the inception of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2015. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds. NEW FUND RISK: There can be no assurance that the Fund will grow to or maintain an economically viable size. There may be limited or no performance history for investors to evaluate.

   Manager Commentary

  For the first half of 2014, the Westcore Small-Cap Growth Fund slightly underperformed its benchmark, the Russell 2000® Growth Index.

  Equity markets finished the first half of the year comfortably positive, although the second quarter was characterized by a sharp sell-off of growth stocks in April, followed by a rebound throughout May and June. While we are disappointed that the Fund’s performance lagged the benchmark slightly for the period, we are not surprised as higher growth stocks suffered disproportionately. The Fund consists of companies that we believe have disruptive technologies and services that often show higher growth characteristics. We feel very good about the Fund’s positioning going forward, particularly given that valuations have corrected significantly in many of the higher growth areas of the market.

  The three sectors that contributed most to the Fund’s performance relative to its benchmark in the first half of the year were health care, materials and industrials. The Fund’s best-performing stock in the period was biotechnology company InterMune, Inc., which announced successful clinical trial results for a drug to treat Idiopathic Pulmonary Fibrosis. Pacira Pharmaceuticals, Inc., also within the health care sector, was another significant contributor as it continued to show a strong sales trajectory for its post-surgical pain management drug Exparel®. Within the materials sector, U.S. Silica Holdings Inc., a company that provides frac sand largely used in oil and gas recovery, was the Fund’s strongest performer. Robust demand from customers drove frac sand pricing higher after a prolonged period of pressure. We continue to maintain positions in Pacira and U.S. Silica; however, we exited InterMune in the second quarter.

  The three sectors that detracted most to the Fund’s performance relative to its benchmark in the period were consumer staples, financials and information technology. The Fund’s worst-performing stock was Natural Grocers by Vitamin Cottage Inc., within the consumer staples sector. This natural and organic retailer underperformed after reporting weaker-than-expected sales results in the second quarter, largely attributed to an increase in regional competitor new store openings. As of period-end we continued to hold the position as we believe its differentiated model within the natural and organic industry will gain market share in the long term. PriceSmart Inc., also within the consumer staples sector, was a drag on performance in the period. PriceSmart, an operator of warehouse clubs in Latin America and the Caribbean, reported weaker-than-expected sales results in the first half of the year, driven by regional cannibalization from the company’s own new store openings. We believe these impacts will be short-lived and remain excited about the company’s dominant market position and ultimate unit growth opportunity in new and existing regions. Imperva, Inc., a security software provider in the information technology sector, announced disappointing results in the second quarter as it suffered from execution issues and potential competitive threats. We exited the position in the period.

  As of the end of the first half of 2014, compared to the benchmark, the Fund was overweighted primarily in the consumer discretionary and energy sectors, and underweighted primarily in the industrials and materials sectors.

Stock Performance
(for the six months ended 6/30/14)
	Average	Contribution
5 Highest	Weight	to Return
InterMune, Inc.	0.56%	1.10%
FireEye Inc.	0.60	1.07
Pacira Pharmaceuticals, Inc.	1.62	0.87
U.S. Silica Holdings Inc.	1.50	0.83
Exact Sciences Corp.	1.50	0.71

5 Lowest
PriceSmart Inc.	1.19%	-0.37%
Imperva, Inc.	0.76	-0.38
Clovis Oncology Inc.	1.02	-0.39
Cornerstone Ondemand, Inc.	0.85	-0.43
Natural Grocers by Vitamin
Cottage Inc.	1.29	-0.93

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/14)
IMAX Corp.		2.2%
NCI Building Systems Inc.		2.1
Grand Canyon Education Inc.		2.1
Pacira Pharmaceuticals, Inc.		2.1
Lennox International Inc.		2.1
OraSure Technologies Inc.		2.1
Deckers Outdoor Corp.		2.1
PolyOne Corp.		2.1
InvenSense Inc.		2.0
Evercore Partners Inc.		2.0
Total (% of Net Assets)		20.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 6/30/14)
	Westcore Small-Cap	Russell 2000®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$2.3	$1.9
Price/Earnings (1 year trailing)	28.5x	26.8x
EPS Growth (3 year historical)	27.0%	16.0%
Beta	1.0	1.0
Number of Holdings	76	1163
Portfolio Turnover Rate	81%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds. Sector designations for one Fund may be different than another Fund’s sector designations.

   Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy
Investing in large, well-established, dividend-paying companies both in the United States and in developed foreign markets.

Fund Management
Troy Dayton, CFA Portfolio Manager	Paul A. Kuppinger, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMVX)	5.38%	18.23%	13.09%	14.24%	6.33%	8.92%	6/1/1988
Institutional Class
(WIMVX)	5.49	18.41	13.35	14.41	6.45	8.96	9/28/2007
S&P 500® Index	7.14	24.61	16.59	18.83	7.78	10.25
Lipper Large-Cap
Core Index	6.58	23.38	15.47	17.34	7.16	9.42

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.14%, Net: 0.99%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.98%, Net: 0.92%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Since inception performance figures for the index are from the inception of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2015. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investments in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

   Manager Commentary

  The Westcore Blue Chip Dividend Fund underperformed its benchmark the S&P 500® Index for the six months ended June 30, 2014. Generally, major stock market indices have, so far in 2014, produced single digit results with large-capitalization stocks outperforming smaller-capitalization stocks. Economic growth continues to be positive but below historical norms for this point in the economic cycle. The Federal Reserve continues tapering its quantitative easing program and expects interest rates to remain low well into 2015. Trading volatility as measured by the Chicago Board Options Exchange Volatility Index (VIX) is at eight year lows. Companies continue to borrow at a torrid pace and initial public offerings (IPO’s) have also increased. Investors’ appetite for higher returns remains strong as they seem to be willing to assume more risk to achieve greater returns.

  General Dynamics Corp. continued to be an outstanding performer after a strong first quarter. The company reported strong earnings, driven by strength in the business jet segment and meaningful share buybacks. We continue to believe the business jet cycle is in its early stages of expansion, and the defense cycle has troughed. We believe the strong cash flow of the company should reward shareholders through dividend growth as well as continued share buybacks. Global oil exploration and production company, Royal Dutch Shell PLC had strong results as oil prices remained at elevated levels. Investors also seemed enthused since the company has reined in its capital expenditure program. We foresee Royal Dutch growing revenues in the low single digits over the next five years, while increasing its payout ratio.

  Retail handbag and accessory company, Coach Inc., contributed to the Fund’s overall underperformance. While we believe Coach maintains a strong brand name, the consumer has been more price sensitive than originally anticipated as the company executes a turnaround strategy to regain market share. Coach has a strong balance sheet with no debt and we continue to assess whether these recent difficulties in terms of product repositioning may impair future dividend growth. American toy manufacturer Mattel Inc. underperformed through the first half of 2014. The company had a difficult holiday season due to weather and a cost-minded consumer. Mattel also had a disappointing second quarter after missing earnings expectations. Profit margins were pressured by the clearing of excess inventories. We expect improvement in the second half of the year as the new MEGA acquisition begins to contribute to the business. The dividend yield remains attractive and we believe it will continue to grow.

  Our outlook on the equity markets remains positive going into the second half of 2014. Home sales rebounded in the second quarter and consumers seem to be shrugging off the effects of the long, cold spring. The Consumer Confidence Index® rose to its highest level since January 2008. In general, valuations are high, but not excessive. Interest rates remain low, and while bonds have had strong returns thus far in 2014, they generally appear less attractive than stocks. Geopolitical issues remain a wild card, and currently are worsening with what some believe is civil war in both the Ukraine and Iraq, and a potential debt default in Argentina. In this environment we believe company fundamentals and valuations will become increasingly relevant in driving returns.

Stock Performance
(for the six months ended 6/30/14)
	Average	Contribution
5 Highest	Weight	to Return
General Dynamics Corp.	3.52%	0.77%
Total S.A.	3.48	0.67
Royal Dutch Shell PLC	3.42	0.62
Novartis AG	3.53	0.54
British American Tobacco PLC	3.44	0.49

5 Lowest
Accenture PLC	3.32%	-0.04%
Wal-Mart Stores Inc.	3.31	-0.12
Darden Restaurants Inc.	2.95	-0.25
Mattel Inc.	3.19	-0.66
Coach Inc.	2.71	-1.34

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/14)
Chevron Corp.		3.6%
Royal Dutch Shell PLC		3.6
Kimberly-Clark Corp.		3.6
LVMH Moet Hennessy Louis Vuitton S.A.		3.6
AbbVie Inc.		3.5
Microsoft Corp.		3.5
Canadian Utilities Ltd.		3.5
McDonald's Corp.		3.5
Sodexo		3.5
British American Tobacco PLC		3.4
Total (% of Net Assets)		35.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 6/30/14)
	Westcore Blue Chip	S&P 500®
	Dividend Fund	Index
Weighted Average Market Capitalization ($ Bil)	$122.1	$118.2
Price/Cash Flow (1 year trailing)	11.8x	13.2x
Price/Book Value	4.2x	3.5x
Price/Earnings (1 year trailing)	17.0x	18.5x
Beta	0.9	1.0
Number of Holdings	30	500
Portfolio Turnover Rate	5%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

   Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing in medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Troy Dayton, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class
(WTMCX)	6.61%	20.30%	13.14%	17.85%	8.01%	9.58%	10/1/1998
Russell Midcap®
Value Index	11.14	27.76	17.56	22.97	10.66	10.89
Lipper Mid-Cap
Value Index	8.08	26.83	16.21	20.86	9.44	10.36

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.24%, Net: 1.24%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.25% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

   Manager Commentary

  The Westcore Mid-Cap Value Dividend Fund underperformed its benchmark, the Russell Midcap® Value Index, for the first six months of 2014.

  Generally major stock market indices have, so far in 2014, produced single digit results with large-capitalization stocks outperforming smaller-capitalization stocks. Economic growth continues to be positive but below historical norms for this point in the economic cycle. The Federal Reserve continues tapering its quantitative easing program and expects interest rates to remain low well into 2015. Trading volatility as measured by the Chicago Board Options Exchange Volatility Index (VIX) is at eight year lows. Companies continue to borrow at a torrid pace and initial public offerings (IPO’s) have also increased. Investors’ appetite for higher returns remains strong as they seem to be willing to assume more risk to achieve greater returns.

  Over the past six months the sectors that contributed most to the Fund’s performance relative to the benchmark were medical/ healthcare, commercial services and capital goods. Questcor Pharmaceuticals Inc. was the Fund’s top-performing stock for the first half of this year. It was recently announced that global specialty pharmaceutical company, Mallinkrodt plc and Questcor had reached an agreement for Questcor to be acquired. Avago Technologies Ltd. reported strong wireless performance led by Samsung sales and greater exposure to the Chinese market. We remain confident about Avago and believe the market is still undervaluing its future cash flow stream. Tyson Foods Inc. is a manufacturer of poultry, beef, and pork. During the period it purchased Hillshire Farms. We believe the acquisition makes strategic sense and bolsters the company’s value-added strategy while providing benefits to both the chicken and pork businesses.

  The energy, consumer cyclical and interest rate sensitive sectors were the Fund’s most challenging relative to the benchmark in the first half of the year. Within the energy sector, Ensco PLC was the Fund’s weakest performer for the year. We were surprised by the softness in demand for new rigs given high oil prices. A lack of clarity as to the length of this demand softness resulted in a decision to sell the stock during the second quarter. Within the consumer cyclical sector retail handbag and accessory company, Coach Inc., underperformed. While we believe Coach has a strong brand name, the consumer has been more price-sensitive. We sold the stock and await stabilization in its North American business. Concerns that property catastrophe pricing was softening weighed on insurance stocks and Fund holding, Endurance Specialty Holdings Ltd., was negatively impacted. Reported results have been generally in line with expectations and we believe management is successfully building the company into a broader, more globally relevant business.

  Our outlook on the equity markets remains positive going into the second half of 2014. Home sales rebounded in the second quarter and consumers seem to be shrugging off the effects of the long, cold spring. The Consumer Confidence Index® rose to its highest level since January 2008. In general, valuations are high, but not excessive. Interest rates remain low, and while bonds have had strong returns thus far in 2014, they generally appear less attractive than stocks. Geopolitical issues remain a wild card, and currently are worsening with what some believe is civil war in both the Ukraine and Iraq, and a potential debt default in Argentina. In this environment we believe company fundamentals and valuations will become increasingly relevant in driving returns.

Stock Performance
(for the six months ended 6/30/14)

	Average	Contribution
5 Highest	Weight	to Return
Questcor
Pharmaceuticals Inc.	2.84%	1.84%
Avago Technologies Ltd.	1.74	0.62
Westar Energy Inc.	2.24	0.46
Tyson Foods Inc.	2.22	0.43
American Water
Works Co. Inc.	2.34	0.42

5 Lowest
West Pharmaceutical
Services Inc.	1.37%	-0.24%
Whirlpool Corp.	2.10	-0.25
Ensco PLC	0.68	-0.27
Endurance Specialty
Holdings Ltd.	2.02	-0.27
Coach Inc.	1.81	-0.84

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/14)
Cinemark Holdings Inc.		3.2%
Oshkosh Corp.		2.8
Avery Dennison Corp.		2.7
Reinsurance Group of America, Inc.		2.7
Unum Group		2.5
American Water Works Co. Inc.		2.4
Omnicare Inc.		2.4
Universal Health Services Inc.		2.4
Westar Energy Inc.		2.3
NASDAQ OMX Group, Inc.		2.3
Total (% of Net Assets)		25.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 6/30/14)
	Westcore Mid-Cap	Russell Midcap®
	Value Dividend Fund	Value Index
Weighted Average Market Capitalization ($ Bil)	$8.9	$11.1
Price/Cash Flow (1 year trailing)	11.5x	13.0x
Price/Book Value	2.6x	2.2x
Price/Earnings (1 year trailing)	17.2x	18.4x
Beta	0.84	1.0
Number of Holdings	52	561
Portfolio Turnover Rate	34%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

   Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy
Investing primarily in small-cap, dividend paying stocks that appear to be undervalued.

Fund Management
Troy Dayton, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSVX)	2.57%	19.43%	13.12%	19.34%	—	7.43%	12/13/2004
Institutional Class
(WISVX)	2.64	19.64	13.27	19.47	—	7.51	9/28/2007
Russell 2000®
Value Index	4.20	22.54	14.65	19.88	—	7.55
Lipper Small-Cap
Value Index	4.74	24.17	14.25	20.02	—	8.44

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.39%, Net: 1.30%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.22%, Net: 1.12%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Since inception performance figures for the index are from the inception of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2015. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

   Manager Commentary

  The Westcore Small-Cap Value Dividend Fund underperformed its benchmark, the Russell 2000® Value Index, for the six months ended June 30, 2014.

  Generally major stock market indices have, so far in 2014, produced single digit results with large-capitalization stocks outperforming smaller-capitalization stocks. Economic growth continues to be positive but below historical norms for this point in the economic cycle. The Federal Reserve continues tapering its quantitative easing program and expects interest rates to remain low well into 2015. Trading volatility as measured by the Chicago Board Options Exchange Volatility Index (VIX) is at eight year lows. Companies continue to borrow at a torrid pace and initial public offerings (IPO’s) have also increased. Investors’ appetite for higher returns remains strong as they seem to be willing to assume more risk to achieve greater returns.

  Mid-year contribution leaders relative to the benchmark were the medical/healthcare, basic materials and transportation sectors. Questcor Pharmaceuticals Inc. was the Fund’s top-performing stock in the first half of the year. It was recently announced that global specialty pharmaceutical company, Mallinkrodt plc and Questcor had reached an agreement for Questcor to be acquired. Within basic materials, Compass Minerals International Inc. reported better-than-expected earnings in the second quarter. The harsh winter depleted deicing salt inventories leading to higher contracted prices for the coming winter. These positive trends have driven earnings estimates higher for 2014 and 2015. Innophos Holdings Inc. reported better-than-expected sales and earnings due to a turnaround in the specialty phosphate business. We anticipate the company will increase prices which should allow for continued improvement in profits.

  Sectors with the poorest performance relative to the benchmark were energy, consumer cyclical and capital goods. Consumer cyclical holding Pier 1 Imports Inc. underperformed, although second quarter sales were up. However, profits came under pressure due to a more promotional retail environment. Recent online sales growth was encouraging and we believe Pier 1 can continue to turn around. In April, Brink’s Co. announced that the devaluation of the Venezuelan bolivar eliminated its regional profitability for the remainder of its fiscal year. We believe Brink’s has reduced the risk of its Venezuela exposure and is focusing on improving North American profitability. Greenhill & Co. Inc. provides financial advice on mergers and acquisitions (M&A). Investors anticipated an increase in M&A activity for 2014 but Greenhill’s participation was lackluster. Recently however, Greenhill’s activity levels appear to have improved. We believe the fundamentals of the economy and financial markets support increased M&A activity and currently remain optimistic about Greenhill’s prospects.

  Our outlook on the equity markets remains positive going into the second half of 2014. Home sales rebounded in the second quarter and consumers seem to be shrugging off the effects of the long, cold spring. The Consumer Confidence Index® rose to its highest level since January 2008. In general, valuations are high, but not excessive. Interest rates remain low, and while bonds have had strong returns thus far in 2014, they generally appear less attractive than stocks. Geopolitical issues remain a wild card, and currently are worsening with what some believe is civil war in both the Ukraine and Iraq, and a potential debt default in Argentina. In this environment we believe company fundamentals and valuations will become increasingly relevant in driving returns.

Stock Performance
(for the six months ended 6/30/14)
	Average	Contribution
5 Highest	Weight	to Return
Questcor
Pharmaceuticals Inc.	2.94%	1.90%
Comstock Resources Inc.	1.50	0.75
Innophos Holdings Inc.	2.30	0.46
Compass Minerals
International Inc.	2.20	0.46
Cash America
International Inc.	2.11	0.44

5 Lowest
Brink's Co.	1.44%	-0.34%
Greenhill & Co. Inc.	2.36	-0.35
Schweitzer-Mauduit
International Inc.	2.76	-0.42
West Pharmaceutical
Services Inc.	2.66	-0.44
Pier 1 Imports Inc.	1.63	-0.64

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/14)
Dean Foods Co.		3.3%
Greenhill & Co. Inc.		3.1
Brown Shoe Co. Inc.		2.8
Schweitzer-Mauduit International Inc.		2.8
NICE Systems Ltd.		2.6
Innophos Holdings Inc.		2.5
Bristow Group Inc.		2.4
j2 Global Inc.		2.4
West Pharmaceutical Services Inc.		2.4
Compass Minerals International Inc.		2.3
Total (% of Net Assets)		26.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 6/30/14)
	Westcore Small-Cap	Russell 2000®
	Value Dividend Fund	Value Index
Weighted Average Market Capitalization ($ Mil)	$2,046	$1,647
Price/Cash Flow (1 year trailing)	11.8x	12.3x
Price/Book Value	2.4x	1.8x
Price/Earnings (1 year trailing)	19.1x	17.0x
Beta	0.86	1.0
Number of Holdings	57	1,321
Portfolio Turnover Rate	31%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

   Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

Fund Management

Jon K. Tesseo Portfolio Manager
Paul A. Kuppinger, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMIX)	-0.11%	25.24%	15.77%	20.61%	—	11.23%	6/23/2008
Russell Microcap® Index	1.56	24.98	15.94	20.03	—	9.34
Lipper Small-Cap Core Index	3.83	23.49	14.08	19.75	—	9.99

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.99%, Net: 1.34%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in micro-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Jon K. Tesseo is a registered representative of ALPS Distributors, Inc.

   Manager Commentary

  Markets started off 2014 much like 2013. The Westcore Micro-Cap Opportunity Fund got off to a rocky start as it trailed its benchmark, the Russell Microcap® Index, by 3.8 percentage points at the end of January. The Fund ended the first quarter trailing the benchmark by 2.9 percentage points and for the first half of the year it underperformed by 1.7 percentage points.

  As these results imply, our models had mixed success for the first half of the year. Seven of the 12 sectors in the Fund had positive absolute returns, while five had negative absolute returns. The capital goods, consumer staples and commercial services sectors were the Fund’s best performers relative to the benchmark. The sectors that fared worst compared to the benchmark were interest rate sensitive, medical/heathcare and consumer cyclicals.

  During the second quarter the factors that we generally consider relevant began to perform closer to historical levels. Stocks that generated above-average free cash flow in relation to enterprise value generally outperformed more expensive stocks. On the whole, that was also true for companies that generated excess operating cash relative to their price. Stocks with higher returns on equity (ROE) outperformed those with lower ROEs. Growth factors fared worse as 9-month price momentum, forecasted growth rates and beta all underperformed. We had neutral to negative bets on these factors. This benefited the Fund’s performance towards the end of the semi-annual period and provides us with optimism as we head into the second half of the year.

  The Fund’s best-performing holding for the first half of the year was Albany Molecular Research Inc., a service firm to the pharmaceutical industry that contracts drug manufacturing and development. Repligen Corp., which develops and produces products used in biological drugs, was another strong performer. Another top contributor was REX American Resources Corp., which produces ethanol and corn-based non-food grade corn oil.

  The Fund’s worst-performing holding in the period was Barret Business Services Inc., a business management solutions company. QuinStreet, Inc., an online performance marketing company also underperformed, as did Zogenix Inc., a biotech firm engaged in the development of drugs for the central nervous system and novel pain treatments.

Stock Performance
(for the six months ended 6/30/14)
	Average	Contribution
5 Highest	Weight	to Return
Albany Molecular
Research Inc.	0.50%	0.47%
Repligen Corp.	0.80	0.44
REX American
Resources Corp.	0.71	0.37
VSE Corp.	0.81	0.33
Lydall Inc.	0.67	0.31

5 Lowest
Overstock.com, Inc.	0.30%	-0.26%
Zogenix Inc.	0.31	-0.26
QuinStreet, Inc.	0.55	-0.28
Extreme Networks, Inc.	0.48	-0.31
Barrett Business
Services Inc.	0.49	-0.37

Past performance does not guarantee future results.These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/14)
VSE Corp.		0.9%
BankFinancial Corp.		0.9
ZAGG, Inc.		0.9
TechTarget, Inc.		0.9
First Financial Corp.		0.9
Methode Electronics Inc.		0.8
Agree Realty Corp.		0.8
Federal Agricultural Mortgage Corp.		0.8
Great Southern Bancorp Inc.		0.8
Hawaiian Telcom Holdco Inc.		0.8
Total (% of Net Assets)		8.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 6/30/14)
	Westcore Micro-Cap	Russell
	Opportunity Fund	Microcap® Index
Weighted Average Market Capitalization ($ Mil)	$458	$447
Price/Cash Flow (1 year trailing)	12.6x	14.0x
Price/Book Value	2.5x	2.6x
Price/Earnings (1 year trailing)	12.4x	17.3x
Beta	0.96	1.0
Number of Holdings	187	1,632
Portfolio Turnover Rate	43%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

   Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy
Investing in equity securities of international small-cap companies that are poised for growth.

Fund Management

John C. Fenley, CFA Portfolio Manager
Jeremy A. Duhon, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The MSCI ACWI ex USA Small Cap Index is not included in the chart because its inception date is June 1, 2007.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

   Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTIFX)	-3.43%	19.63%	8.90%	18.52%	8.44%	6.36%	12/15/1999
MSCI EAFE
Small-Cap Index	5.50	29.08	9.84	15.21	8.73	7.93
MSCI ACWI ex USA
Small Cap Index*	7.24	26.09	6.13	14.70	—	—
Lipper International
Small-Cap Index	4.97	26.00	10.17	16.38	10.19	7.68

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.63%, Net: 1.50%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

* Ten-year and since inception returns for the MSCI ACWI ex USA Small Cap Index are not included due to its June 1, 2007 inception.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.50% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

   Manager Commentary

  Despite a sluggish start to the year and looming geopolitical news of struggles in Ukraine and Iraq, overall, international markets finished the first half of 2014 in positive territory with emerging markets leading. Global markets reacted favorably to stimulus measures implemented and suggested by the European Central Bank and the Federal Reserve Bank. In China, efforts to spur economic growth included lowering the reserve requirements for banks with sufficient loans to small- and mid-sized businesses and agriculture. For the first six months of 2014, the Westcore International Small-Cap Fund underperformed its benchmark, the MSCI EAFE Small-Cap Index. Also, please note that we are introducing an additional index, the MSCI ACWI ex USA Small Cap Index, which provides a broader comparison of the Fund’s investible universe because it includes emerging markets and Canada.

  Contributors to the Fund’s performance in the first half of 2014 included U.K.-based Kentz Corp. Ltd. and Admiral Group plc. Kentz provides design, engineering and construction services primarily for the oil and gas sector. During the second quarter, SNC-Lavalin Group Inc. announced a cash acquisition of Kentz at a premium. This is a great example of a high-quality and undervalued company being recognized. Admiral Group is a financial services intermediary company which operates car insurance businesses in the United Kingdom and the United States. Regulations implemented in the United Kingdom in 2013 did not negatively impact Admiral’s profitability as much as originally anticipated, giving investors optimism in its strong operations. Another contributor to the Fund’s performance was PAX Global Technology Ltd., based in Hong Kong. PAX is the leading electronic funds transfer point of sales (POS) terminal provider in Asia and one of the most active globally. It is expanding into other markets and has seen an increase in sales volume in overseas markets.

  Most of the Fund’s underperformance relative to its benchmark came from holdings in Hong Kong. Negative sentiment surrounding slowing growth in China as well as the Chinese government’s campaign to limit luxury gift giving and consumption significantly impacted share prices in the consumer discretionary sector. The Fund’s two largest detractors were Pico Far East Holdings Ltd. and Ports Design Ltd. Pico is a leader in exhibition and event marketing. Ports Design designs, manufactures and sells high-end apparel in mainland China. Year-to-date, its costs, amplified by store refurbishments, exceeded revenues. Although certain business segments may face pressure over the near term, we believe that overall Pico and Ports Design will perform well over the long term. Another headwind to the Fund’s performance came from Australian industrial companies that were negatively affected by fears of China slowing. Australia-based Decmil Group Ltd., which specializes in construction of temporary facilities and infrastructure for mining and energy companies, detracted from performance. With its diversification to natural gas extraction and significant cash on the balance sheet, we believe Decmil is positioned to succeed in the long term.

  One of our beliefs is that success will not be overlooked for long. We focus on finding what we believe are high-quality, undervalued stocks. We keep a watchful eye on operating performance rather than short-term price movements, with the goal of rewarding our investors over the long term. Although it is disappointing to underperform in any time frame, we remain confident in our investment process.

Stock Performance
(for the six months ended 6/30/14)
	Average	Contribution
5 Highest	Weight	to Return
Kentz Corp. Ltd.	2.07%	0.93%
Admiral Group plc	3.33	0.76
PAX Global
Technology Ltd.	1.25	0.58
Home Capital Group Inc.	3.08	0.56
TGS-NOPEC
Geophysical Co. ASA	3.08	0.56

5 Lowest
Bonjour Holdings Ltd.	2.88%	-0.57%
ITE Group PLC	2.99	-0.65
Decmil Group Ltd.	2.56	-0.68
Ports Design Ltd.	2.95	-1.66
Pico Far East Holdings Ltd.	4.80	-1.81

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/14)
Credit Corp. Group Ltd. [Australia]		5.5%
Cardno Ltd. [Australia]		4.1
Pico Far East Holdings Ltd. [Hong Kong]		4.0
REXLot Holdings Ltd. [Hong Kong]		3.7
ITE Group PLC [United Kingdom]		3.7
Admiral Group plc [United Kingdom]		3.4
Mears Group PLC [United Kingdom]		3.2
Prestige International Inc. [Japan]		3.1
Slater & Gordon Ltd. [Australia]		3.1
Kentz Corp. Ltd. [United Kingdom]		3.0
Total (% of Net Assets)		36.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 6/30/14)
	Westcore International	MSCI EAFE
	Small-Cap Fund	Small-CapIndex
Weighted Average Market Capitalization ($ Mil)	$2,243	$2,355
Number of Countries Represented	16	21
Price/Earnings (1 year trailing)	19.7x	15.2x
Price/Book Value	4.0x	2.3x
Number of Holdings	41	2,181
Portfolio Turnover Rate	30%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

   Regional Allocation

   Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy
A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

Fund Management
Troy A. Johnson, CFA Portfolio Manager
Mark R. McKissick, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
	6	1	3	5	10	Since	30-Day	Incep.
	Months	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTLTX)	4.41%	8.58%	7.53%	11.22%	5.71%	7.75%	4.24%	6/1/1988
Institutional Class (WILTX)	4.40	8.67	7.66	11.33	5.78	7.78	4.59	9/28/2007
Barclays U.S. Corporate
High Yield Ba Index	5.85	11.13	9.03	12.66	8.90	9.14	—
Westcore Flexible Income
Fund Custom Index	5.85	11.13	9.03	12.66	8.90	9.23	—
Lipper High Current
Yield Index	5.27	11.44	8.74	13.23	7.57	7.37	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.91%, Net: 0.85%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.11%, Net: 0.69%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 4.21% for the retail class and 4.07%for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Since inception performance figures for the index are from the inception of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.85% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2015. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Westcore Flexible Income Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

Mark R. McKissick is a registered representative of ALPS Distributors, Inc.

   Manager Commentary

  The high-yield market continued to demonstrate strength through the first half of 2014 as credit spread levels compressed towards the minimum levels achieved after the financial crisis. This contributed to high-yield returns outpacing other fixed income segments during a period that offered a hospitable environment for bond investors. With the consensus suggesting that the weakness exhibited in the first quarter was weather related and the economy appearing to be gathering momentum, investors remained comfortable looking to the more speculative areas of the market to gain additional yield. Over the course of the last several months, domestic fixed income valuations in general have significantly benefited from the flight to quality brought about by geo-political events in Ukraine and Iraq, plus the relatively high yield offered versus foreign alternatives. The associated “carry trade”, along with the “easy-money” policy of the Fed, has resulted in high-yield valuations approaching the upper end of historically exhibited price levels and correspondingly nearing the lower end of recorded absolute yield levels.

  The Westcore Flexible Income Fund underperformed its benchmark, the Barclays U.S. Corporate High Yield Ba Index, for the first six months of 2014. The Fund continued to be adversely affected, relative to the benchmark, during the period by its allocation to less economically sensitive high-yield corporate bonds and its lesser interest rate duration.

  We remain optimistic regarding the underlying credit fundamentals of issuers within the high-yield market due to relatively healthy balance sheets in general, an overall low default rate and the limited amount of debt that needs to be refinanced over the next few years. Areas of concern that we are monitoring include the potential for levering events by specific companies, rising correlation of high-yield returns to the Treasury market and weakening trends in covenant protection for bondholders. We also recognize the more limited upside available in the marketplace today relative to historical averages given the overall low level of absolute yields offered.

  We believe the Fund is positioned to offer competitive yield with more limited downside price volatility versus traditional high-yield investments. Our process entails intensive credit analysis by which we evaluate yield versus risk through business cycles, and it follows that a larger weighting of higher-rated, high-yield issues is a logical result. Most importantly, we believe this strategy works over the long term for shareholders who want comparative yield from a high-yield fund, but who are more sensitive to volatility and more focused on capital preservation.

Top Ten Corporate Credit Exposure
(as of 6/30/14)
Range Resources Corp.	3.1%
Frontier Communications	3.0
Centerpoint Properties Trust	2.9
Goodyear Tire & Rubber Co.	2.8
Tuckahoe Credit Lease Trust	2.8
MarkWest Energy Partners LP	2.7
Royal Caribbean Cruises Ltd.	2.7
Potlatch Corp.	2.5
Calpine Corp.	2.5
Crown Americas LLC	2.5
Total (% of Net Assets)	27.5%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Portfolio Characteristics
(as of 6/30/14)
	Westcore Flexible	Barclays U.S. Corporate
	Income Fund	High Yield Ba Index
Effective Duration	3.6 years	4.8 years
Effective Maturity	7.7 years	7.2 years
Number of Holdings	64	800
Portfolio Turnover Rate	9%	—

Please see page 30 for definition of terms.

Asset Allocation

Percentages are based on Total Net Assets.

   Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

   Maturity Distribution

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

Fund Strategy
A fixed-income fund focusing on investment quality bonds of varying maturities.

Fund Management
Mark R. McKissick, CFA Portfolio Manager
Troy A. Johnson, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

The Lipper Intermediate Investment Grade Index is no longer calculated as of September 30, 2013. The Lipper Core Plus Bond Index is the Westcore Plus Bond Fund’s replacement peer group index.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
	6	1	3	5	10	Since	30-Day	Incep.
	Months	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTIBX)	4.31%	5.38%	4.31%	5.70%	5.02%	6.48%	2.44%	6/1/1988
Institutional Class (WIIBX)	4.45	5.60	4.48	5.86	5.11	6.52	2.42	9/28/2007
Barclays U.S. Aggregate
Bond Index	3.93	4.37	3.66	4.85	4.93	6.90	—
Lipper Core Plus
Bond Index*	3.83	5.97	4.94	7.09	5.71	—	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.72%, Net: 0.55%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.55%, Net: 0.38%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.29% for the retail class and 2.29% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Since inception performance figures for the index are from the inception of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www. westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.55% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2015.This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

* A since inception calculation is not provided as the December 31, 1997 inception of the Lipper Core Plus Bond Index followed the June 1, 1988 inception of the Westcore Plus Bond Fund.

Westcore Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

Mark R. McKissick is a registered representative of ALPS Distributors, Inc.

   Manager Commentary

  Yield declines are not confined to the United States, as the German 10-year bund (bond) is approaching its post-crisis low yield of 1.24%, and Greece’s 10-year note yield fell to 5.85%. The 2.53% approximate yield of the U.S. 10-year Treasury note looks reasonable against percolating global tension in Ukraine and the Middle East promoting a flight to safety and quality. U.S. markets remain in combination the largest, most liquid, transparent and legally sound in the world.

  Economic growth worldwide remains weak, and easy monetary policies by developed country central banks promote a global carry trade pursuing any and all “safe” yield-bearing assets in what is perceived to be a prevailing low volatility period. Growth may rebound after winter weather related problems. U.S. unemployment has dropped to 6.3%* as monthly non-farm payrolls averaged above 200,000 for the last year; however, labor force participation remains low. Home sales have bounced higher in the spring selling season and bank lending has finally begun to accelerate somewhat. There have also been some nascent signs that inflation is picking up from the low levels of the last several years. Federal Reserve Chair Janet Yellen’s recent commentary suggests policy will likely remain accommodative for a considerable period after the end of asset purchases particularly if inflation remains below 2%. The Fed’s favorite inflation measure, the Core Personal Consumption Expenditures Deflator, reached 1.5% year-over-year in May.

  The Westcore Plus Bond Fund slightly outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, in the first half of 2014. Declining interest rates drove a positive absolute return, and the Fund’s overweighted position in non-treasury securities, particularly corporate bonds including some considered high-yield, provided additional income and price return as credit-yield spreads tightened. The specific corporate securities selected to be held in the Fund added relative return compared to the benchmark, with those rated BBB performing notably well. Specifically, bonds held in the utility, energy, REIT, and communications industries contributed significantly to returns, while the Fund’s underweighted positions in foreign sovereign debt, life insurance, and commercial mortgage-backed securities (CMBS) limited its return. The Fund’s underweighted position in mortgage-backed securities (MBS) detracted from relative returns as MBS outperformed Treasury securities, and the return of the MBS securities held by the Fund lagged those in the benchmark. The Fund was slightly short in interest rate exposure (duration), which was a small relative negative as interest rates declined.

  We still see headwinds that should restrain output in the United States for the next several years including an uncompetitive corporate tax structure, demographic drag, regulatory policies that still inhibit bank lending, a political stalemate in Washington and constrained export markets. This environment may support relatively low interest rates.

  We expect to position the Fund with modestly reduced interest rate exposure versus the benchmark considering the recovery trend in the economy and signs that inflation may increase a bit. We expect some volatility in interest rates. We have positioned the Fund with an overweighted position in corporate bonds with the intention of providing an income advantage over its benchmark as yield spreads are still meaningfully higher than historically tight levels; however, we recognize the trend of shareholder-friendly activities and/ or mergers and acquisitions which can result in increased leverage for companies.

*Source: Bureau of Labor Statistics. Data as of 6/30/2014.

Top Ten Corporate Credit Exposure
(as of 6/30/14)
Crown Castle Towers LLC	1.5%
City National Corp.	1.3
Potlatch Corp.	1.2
Wal-Mart Stores Inc.	1.2
Washington REIT	1.2
Washington State	1.2
Oncor Electric Delivery Co. LLC	1.2
Range Resources Corp.	1.1
Tennessee Gas Pipeline	1.1
Wachovia Corp.	1.1
Total (% of Net Assets)	12.1%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Portfolio Characteristics
(as of 6/30/14)
	Westcore Plus	Barclays U.S.
	Bond Fund	Aggregate Bond Index
Effective Duration	5.3 years	5.6 years
Effective Maturity	8.1 years	7.7 years
Number of Holdings	212	8,818
Portfolio Turnover Rate	32%	—

Please see page 30 for definition of terms.

Asset Allocation

Percentages are based on Total Net Assets.

   Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

   Maturity Distribution

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

Fund Strategy

A Colorado municipal bond fund focusing on federal and state tax-exempt income primarily through investments in investment-grade quality bonds of intermediate maturity.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
	6	1	3	5	10	Since	30-Day	Incep.
	Months	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTCOX)	4.65%	5.38%	4.27%	4.58%	3.89%	4.83%	2.67%	6/1/1991
Barclays U.S. 10-Year
Municipal Bond Index	5.69	6.34	5.50	6.10	5.31	6.16	—
Lipper Intermediate
Municipal Debt Index	4.30	4.94	4.19	4.85	4.03	4.90	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.80%, Net: 0.65%

30-Day SEC Yield figure reflects all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figure would have been 2.55%.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Westcore Colorado Tax-Exempt Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

   Manager Commentary

  Municipal performance was very strong for the first half of 2014. Robust demand, coupled with low supply and falling rates spurred a strong rally across the entire municipal market. If nothing else, the performance of the bond markets through the first half of the year shows the danger in consensus views, as nearly every market strategist predicted that rates would drift higher this year.

  We remain very positive on the credit fundamentals of Colorado’s municipal market and believe it is one of the best places in the country to be investing. Real estate, job creation and GDP have all made stronger recoveries in Colorado than national averages. From June 2012 to May 2014, Zillow reports that home prices in Colorado and Denver to have increased 16% and 20% respectively. This is just one of many major tailwinds that will help increase revenues to local governments. We continue to focus on these tailwinds and work to decipher which sectors and individual credit names we believe will benefit the most.

  The Westcore Colorado Tax-Exempt Fund underperformed its benchmark, the Barclays 10-Year Municipal Bond Index, for the six months ended June 30, 2014. This underperformance can largely be attributed to the Fund’s lower interest rate risk, expressed through duration.

  The Fund’s modified duration as of June 30, 2014 was 4.33 years and its average maturity was 4.67 years. Both were less than at the previous quarter- and year-end. The benchmark’s modified duration and average maturity were 5.86 and 9.85, respectively.

  As mentioned previously, at the end of last year, sentiment seemed to have overwhelmingly swung to the view that rates would move higher. Yet as yields have ground lower and volatility has hit generational lows, sentiment seems to have broadly swung the other direction. We have seen double digit price gains year-to-date in some of our longer bonds and decided it prudent to take some of those gains, raise liquidity and lessen our interest rate exposure.

  Puerto Rico, which is a major issuer in the municipal market, appears to be at a breaking point and was super-downgraded to junk by Moody’s on July 1, 2014. Bonds issued by Puerto Rico are broadly held by many of the larger municipal fund managers and could pose a systemic risk to the market. The municipal market is notorious for throwing the baby out with the bathwater and if we are able to buy high-quality Colorado bonds for lower prices due to fiscal problems of a small island in the Caribbean, we certainly will consider the option. The Fund does not own any debt issued by Puerto Rico.

Top Ten Holdings
(as of 6/30/14)	% of Net Assets
Grand County School District #2
5.25%, 12/1/26	2.3%
Arapahoe County School District #1
5.00%, 12/1/29	2.1
Eagle, Garfield & Routt County School District Re-5OJ
5.00%, 12/1/26	2.1
El Paso County School District #49
5.13%, 12/15/28	1.6
Tallyns Reach Met District #3
4.00%, 12/1/21	1.6
Rangeview Library District
5.00%, 12/15/22	1.5
Denver City & County Airport
5.00%, 11/15/25	1.5
Regional Transportation District COP
5.00%, 6/1/18	1.4
Castle Rock Sales & Use Tax Revenue
5.00%, 6/1/29	1.4
Garfield Pitkin & Eagle County School District Re-1
5.00%, 12/15/23	1.3
Total (% of Net Assets)	16.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 6/30/14)
	Westcore Colorado	Barclays U.S. 10-Year
	Tax-Exempt Fund	Municipal Bond Index
Modified Duration	4.3 years	5.9 years
Effective Maturity	4.7 years	9.9 years
Colorado Double Tax-Exempt Percentage (excludes
cash & cash equivalents)	100	—
Percentage of Holdings Subject to AMT	0	—
Number of Holdings	137	—
Portfolio Turnover Rate	9%	—
Please see page 30 for definition of terms.

Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

   Maturity Distribution

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of certain Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2014 and held until June 30, 2014.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During Period

With respect to Expenses Paid During the Period, as shown in the table on the next page, expenses are equal to the Fund’s annualized expense ratio, as shown below, multiplied by the average account value over the period, multiplied by the number of days in the last six months of the fiscal half-year, 181/365 (to reflect the half-year period). The annualized expense ratios for the last six months were as follows:

Fund	Retail Class	Institutional Class
Westcore Growth Fund	1.08%	0.90%
Westcore MIDCO Growth Fund	1.03%	0.90%
Westcore Select Fund	1.09%	N/A
Westcore Small-Cap Growth Fund	1.30%	0.83%
Westcore Blue Chip Dividend Fund	0.99%	0.81%
Westcore Mid-Cap Value Dividend Fund	1.20%	N/A
Westcore Small-Cap Value Dividend Fund	1.30%	1.12%
Westcore Micro-Cap Opportunity Fund	1.30%	N/A
Westcore International Small-Cap Fund	1.50%	N/A
Westcore Flexible Income Fund	0.85%	0.67%
Westcore Plus Bond Fund	0.55%	0.42%
Westcore Colorado Tax-Exempt Fund	0.65%	N/A

				Expense Paid
		Beginning Account	Ending Account	During the Period
		Value	Value	1/1/2014 to
Fund		1/1/2014	6/30/2014	6/30/2014

Westcore Growth Fund
Retail Class	Actual	$1,000.00	$1,015.00	$5.40
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.44	$5.41
Institutional Class	Actual	$1,000.00	$1,015.50	$4.50
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51
Westcore MIDCO Growth Fund
Retail Class	Actual	$1,000.00	$1,051.10	$5.24
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.69	$5.16
Institutional Class	Actual	$1,000.00	$1,053.40	$4.58
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51
Westcore Select Fund
Retail Class	Actual	$1,000.00	$1,028.50	$5.48
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.46
Westcore Small-Cap Growth Fund
Retail Class	Actual	$1,000.00	$1,021.70	$6.52
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51
Institutional Class	Actual	$1,000.00	$1,022.70	$4.16
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.16
Westcore Blue Chip Dividend Fund
Retail Class	Actual	$1,000.00	$1,053.80	$5.04
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96
Institutional Class	Actual	$1,000.00	$1,054.90	$4.13
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.78	$4.06
Westcore Mid-Cap Value Dividend Fund
Retail Class	Actual	$1,000.00	$1,066.10	$6.15
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01
Westcore Small-Cap Value Dividend Fund
Retail Class	Actual	$1,000.00	$1,025.70	$6.53
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51
Institutional Class	Actual	$1,000.00	$1,026.40	$5.63
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.61
Westcore Micro-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$998.90	$6.44
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51
Westcore International Small-Cap Fund
Retail Class	Actual	$1,000.00	$965.70	$7.31
	Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50
Westcore Flexible Income Fund
Retail Class	Actual	$1,000.00	$1,044.10	$4.31
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26
Institutional Class	Actual	$1,000.00	$1,044.00	$3.40
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36
Westcore Plus Bond Fund
Retail Class	Actual	$1,000.00	$1,043.10	$2.79
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76
Institutional Class	Actual	$1,000.00	$1,044.50	$2.13
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.11
Westcore Colorado Tax-Exempt Fund
Retail Class	Actual	$1,000.00	$1,046.50	$3.30
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26

Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The Barclays U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Barclays U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed- rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Barclays U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Chicago Board Options Exchange Volatility Index (VIX) is a widely used measure of market risk which is intended to show the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options.

The Conference Board’s Leading Economic Indicators Index® for the United States (LEI) is a composite of 10 key variables which, historically, have been useful in predicting future economic activity in the United States. It is calculated by the Conference Board, a research organization for businesses that provides information about management and the marketplace.

The Consumer Confidence Index (CCI) is a survey by the Conference Board (a research organization for businesses that provides information about management and the marketplace) that measures how optimistic or pessimistic consumers are with respect to the economy and the near future.

The Dow Jones Industrial Average is a price weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ.

The Lipper Core Plus Bond Index tracks the performance of funds that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

The Lipper High Current Yield Index tracks the performance of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

The Lipper Intermediate Municipal Debt Index tracks the performance of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

The Lipper International Small-Cap Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor.

The Lipper Large -Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor.

The Lipper Large-Cap Growth Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor.

The Lipper Mid-Cap Growth Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor.

The Lipper Mid -Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor.

The Lipper Small-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

The Lipper Small-Cap Growth Index market capitalization (on a three-year tracks the performance of funds that invest at least 75% of their equity assets in companies with weighted basis) below Lipper’s USDE Small-cap ceiling.

The Lipper Small-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Market countries. With 4,233 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S.

The MSCI EAFE Small-Cap Index is an unmanaged market-capitalization-weighted index that represents the performance of smaller capitalization companies in developed stock markets outside of North America. The index targets all companies with market capitalization below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float adjusted market capitalization in each market.

The Russell 1000® Growth Index measures the performance of the largest 1,000 firms in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. Incorporated companies based on total market capitalization.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

The S&P 500® Index is comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market- value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

The Westcore Flexible Income Fund Custom Index is comprised of the Barclays U.S. Long-Term Government/Corporate Bond Index from the Fund’s inception to 9/30/00 and the Barclays U.S. Corporate High Yield Ba Index for the time period 10/1/00 to the most recent period end to reflect the change in the Fund’s investment strategy on 10/1/00. The Adviser believes that the Custom Index is the best benchmark measurement for since inception performance.

Barclays Capital is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Lipper Inc. is the source and owner of the Lipper Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Barra is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Top 5/Bottom 5 Stock Performance Calculation Methodology

The Calculation methodology used to construct this chart took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the Measurement Period, and the Chart reflects consistently the results of the Calculation. The Calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the Total Investments) of each holding multiplied by the rate of return for that holding during the first six months of 2014.

Definition of Terms

Beta – A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Consumer Price Index (CPI) - Measures changes in the price level of a market basket of consumer goods and services purchased by households.

Credit Quality Rating – A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA ” to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Duration – A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth – Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity – A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets – Westcore International Small-Cap Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Federal Reserve (the Fed) – The central banking system of the United States.

Gross Domestic Product (GDP) – The market value of all officially recognized goods and services produced within a country in a given period of time.

ISM Manufacturing Report On Business® – A near-term economic barometer that is issued on the first business day of every month.

Market Capitalization – The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration – A duration measure in which it is assumed that yield changes do not change the expected cash flows. Number of Holdings – The Number of Holdings presented excludes short-term investments including money market mutual funds.

Portfolio Turnover Rate – A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio – The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio – The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio – The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

Quantitative Easing – A monetary policy that the Federal Reserve, and other central banks, pursue to increase the supply of money and thereby expand liquidity in the hopes of fostering stronger growth.

REIT – A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE) – A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk On, Risk Off – A concept that describes market sentiment as either “risk on” or “risk off”. During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns. When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield – The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

Weighted Average – An average that takes into account the proportional relevance of each component, rather than treating each component equally.

STATEMENTS OF INVESTMENTS

WESTCORE GROWTH FUND AS OF JUNE 30, 2014
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		98.52%
Consumer Discretionary		13.33%
Hotels, Restaurants & Leisure		3.05%
Chipotle Mexican Grill Inc.**	2,090	$1,238,346
Las Vegas Sands Corp.	9,440	719,517
		1,957,863
Household Durables		1.71%
DR Horton Inc.	44,650	1,097,497
Internet & Catalog Retail		1.74%
Priceline Group Inc.**	930	1,118,790
Media		3.71%
CBS Corp.	18,810	1,168,853
Walt Disney Co.	14,170	1,214,936
		2,383,789
Multiline Retail		1.71%
Macy’s Inc.	18,920	1,097,738
Textiles, Apparel & Luxury Goods		1.41%
Michael Kors Holdings Ltd.
(Hong Kong)**	10,250	908,663
Total Consumer Discretionary
(Cost $6,919,624)		8,564,340

Consumer Staples		5.53%
Beverages		1.51%
Constellation Brands Inc.**	11,000	969,430
Food & Staples Retailing		1.38%
CVS Caremark Corp.	11,780	887,859
Food Products		2.64%
Hain Celestial Group Inc.**	8,990	797,773
Whitewave Foods Co.**	27,650	895,030
		1,692,803
Total Consumer Staples
(Cost $3,231,320)		3,550,092

Energy		9.40%
Energy Equipment & Services		3.38%
Halliburton Co.	18,900	1,342,089
Patterson-UTI Energy Inc.	23,700	828,078
		2,170,167
Oil, Gas & Consumable Fuels		6.02%
Anadarko Petroleum Corp.	7,650	837,445
Cimarex Energy Co.	5,700	817,722
EOG Resources Inc.	12,620	1,474,773

	Shares	Market Value
Range Resources Corp.	8,450	$734,728
		3,864,668
Total Energy
(Cost $5,394,534)		6,034,835

Financials		4.85%
Capital Markets		1.15%
Charles Schwab Corp.	27,290	734,920
Commercial Banks		3.70%
Banco Santander SA ADR
(Spain)	85,000	885,700
ICICI Bank Ltd. ADR (India)	16,000	798,400
Regions Financial Corp.	65,280	693,273
		2,377,373
Total Financials
(Cost $3,090,834)		3,112,293

Health Care		10.88%
Biotechnology		4.80%
Biogen Idec Inc.**	4,262	1,343,851
Gilead Sciences Inc.**	21,010	1,741,939
		3,085,790
Health Care Providers & Services		3.37%
McKesson Corp.	6,790	1,264,366
Universal Health Services
Inc.	9,400	900,144
		2,164,510
Pharmaceuticals		2.71%
Actavis PLC**	4,800	1,070,640
Valeant Pharmaceuticals
International Inc.
(Canada)**	5,300	668,436
		1,739,076
Total Health Care
(Cost $4,930,364)		6,989,376

Industrials		16.04%
Aerospace & Defense		3.89%
Boeing Co.	9,850	1,253,215
Honeywell International Inc.	13,420	1,247,389
		2,500,604
Airlines		1.41%
Delta Air Lines Inc.	23,370	904,886
Electrical Equipment		3.60%
AMETEK Inc.	17,236	901,098
Rockwell Automation Inc.	11,280	1,411,805
		2,312,903

	Shares	Market Value
Machinery		2.79%
Cummins Inc.	11,620	$1,792,850
Road & Rail		2.33%
Union Pacific Corp.	15,020	1,498,245
Trading Companies & Distributors		2.02%
United Rentals Inc.**	12,350	1,293,416
Total Industrials
(Cost $7,838,962)		10,302,904

Information Technology		31.45%
Computers & Peripherals		6.87%
Apple Inc.	47,469	4,411,294
Electronic Equipment & Instruments		1.69%
Amphenol Corp.	11,300	1,088,642
Internet Software & Services		9.58%
Equinix Inc.**	4,400	924,396
Facebook Inc. - Class A**	31,750	2,136,458
Google Inc. - Class A**	2,666	1,558,730
Google Inc. - Class C**	2,666	1,533,696
		6,153,280
IT Services		3.00%
Alliance Data Systems
Corp.**	3,800	1,068,750
Cognizant Technology
Solutions Corp.**	17,550	858,371
		1,927,121
Semiconductors & Semiconductor
Equipment		4.26%
Microchip Technology Inc.	19,050	929,830
NXP Semiconductor N.V.
(Netherlands)**	13,320	881,518
Skyworks Solutions Inc.	19,650	922,764
		2,734,112
Software		6.05%
Fortinet Inc.**	59,490	1,494,984
Microsoft Corp.	57,350	2,391,495
		3,886,479
Total Information Technology
(Cost $12,930,010)		20,200,928

Materials		7.04%
Chemicals		4.48%
Ecolab Inc.	9,020	1,004,287
PPG Industries Inc.	8,900	1,870,335
		2,874,622

WESTCORE GROWTH FUND AS OF JUNE 30, 2014 (continued)
 (UNAUDITED)

	Shares	Market Value
Construction Materials		1.33%
Vulcan Materials Co.	13,400	$854,250
Metal & Mining		1.23%
Rio Tinto PLC ADR (United
Kingdom)	14,600	792,488
Total Materials
(Cost $4,238,210)		4,521,360
Total Common Stocks
(Cost $48,573,858)		63,276,128

MONEY MARKET MUTUAL FUNDS		1.84%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	1,181,964	1,181,964
Total Money Market Mutual Funds
(Cost $1,181,964)		1,181,964
Total Investments
(Cost $49,755,822)	100.36%	64,458,092
Liabilities in Excess of
Other Assets	(0.36%)	(228,396)
Net Assets	100.00%	$64,229,696

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**    Non-income producing security.

See Notes to Financial Statements.

WESTCORE MIDCO GROWTH FUND AS OF JUNE 30, 2014
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		97.70%
Consumer Discretionary		20.72%
Auto Components		3.07%
BorgWarner Inc.	30,992	$2,020,368
Delphi Automotive PLC
(United Kingdom)	16,027	1,101,696
		3,122,064
Automobiles		1.03%
Tesla Motors Inc.**	4,381	1,051,703
Hotels, Restaurants & Leisure		3.33%
Dunkin’ Brands Group Inc.	18,480	846,569
Melco Crown
Entertainment Ltd.
- ADR (China-Hong
Kong)	21,800	778,478
Wynn Resorts Ltd.	8,451	1,754,089
		3,379,136
Household Durables		1.50%
DR Horton Inc.	61,925	1,522,116
Internet & Catalog Retail		2.83%
NetFlix Inc.**	3,320	1,462,792
TripAdvisor Inc.**	9,073	985,872
zulily, Inc. - Class A**	10,306	422,031
		2,870,695
Media		1.29%
Lions Gate Entertainment
Corp.	45,784	1,308,507
Specialty Retail		0.77%
Tractor Supply Co.	13,004	785,442
Textiles Apparel & Luxury Goods		6.90%
Deckers Outdoor Corp.**	20,553	1,774,341
Kate Spade & Co.**	21,146	806,508
Lululemon Athletica Inc.
(Canada)**	32,841	1,329,404
Ralph Lauren Corp.	10,747	1,726,935
Under Armour Inc. - Class
A**	23,010	1,368,865
		7,006,053
Total Consumer Discretionary
(Cost $17,476,237)		21,045,716

Consumer Staples		5.12%
Food & Staples Retailing		2.89%
Keurig Green Mountain, Inc.	15,793	1,967,965
PriceSmart Inc.	11,170	972,237
		2,940,202

	Shares	Market Value
Food Products		2.23%
Mead Johnson Nutrition Co.	24,258	$2,260,118
Total Consumer Staples
(Cost $4,273,794)		5,200,320

Energy		6.40%
Oil, Gas & Consumable Fuels		6.40%
Antero Resources Corp.**	24,899	1,634,121
Gulfport Energy Corp.**	14,897	935,532
Noble Energy Inc.	15,880	1,230,065
Pioneer Natural
Resources Co.	7,839	1,801,480
Western Refining Inc.	23,900	897,445
		6,498,643
Total Energy
(Cost $4,936,055)		6,498,643

Financials		6.32%
Capital Markets		3.77%
Affiliated Managers Group
Inc.**	8,904	1,828,882
LPL Financial Holdings
Inc.	23,156	1,151,780
SEI Investments Co.	25,933	849,824
		3,830,486
Commercial Banks		2.55%
First Republic Bank	28,084	1,544,339
SVB Financial Group**	8,939	1,042,466
		2,586,805
Total Financials
(Cost $5,123,883)		6,417,291

Health Care		16.92%
Biotechnology		6.03%
Alexion Pharmaceuticals
Inc.**	12,374	1,933,438
Alkermes PLC (Ireland)**	26,279	1,322,622
Alnylam Pharmaceuticals
Inc.**	7,312	461,899
Medivation, Inc.**	13,004	1,002,348
Regeneron
Pharmaceuticals
Inc.**	4,990	1,409,525
		6,129,832
Health Care Equipment & Supplies		4.63%
Align Technology Inc.**	17,750	994,710
Edwards Lifesciences
Corp.**	19,536	1,676,970

	Shares	Market Value
Varian Medical Systems
Inc.**	24,511	$2,037,845
		4,709,525
Health Care Providers & Services		1.57%
Envision Healthcare
Holdings, Inc.**	44,350	1,592,609
Pharmaceuticals		4.69%
Actavis PLC (Ireland)**	9,331	2,081,279
Pacira Pharmaceuticals,
Inc.**	6,300	578,718
Perrigo Co. PLC	14,413	2,100,839
		4,760,836
Total Health Care
(Cost $14,509,725)		17,192,802

Industrials		14.79%
Aerospace & Defense		0.70%
BE Aerospace Inc.**	7,693	711,526
Airlines		1.90%
United Continental
Holdings, Inc.**	46,887	1,925,649
Building Products		3.88%
Allegion PLC (Ireland)	23,638	1,339,802
Fortune Brands Home &
Security, Inc.	22,470	897,227
Lennox International Inc.	18,993	1,701,203
		3,938,232
Electrical Equipment		2.41%
Sensata Technologies
Holding N.V.
(Netherlands)**	29,062	1,359,520
SolarCity Corp.**	15,379	1,085,758
		2,445,278
Machinery		5.18%
Ingersoll-Rand PLC
(Ireland)	32,696	2,043,827
Terex Corp.	42,143	1,732,077
WABCO Holdings Inc.**	13,950	1,490,139
		5,266,043
Road & Rail		0.72%
Old Dominion Freight Line
Inc.**	11,550	735,504
Total Industrials
(Cost $11,525,190)		15,022,232

WESTCORE MIDCO GROWTH FUND AS OF JUNE 30, 2014 (continued)
 (UNAUDITED)

	Shares	Market Value
Information Technology		20.08%
Communications Equipment		1.04%
Palo Alto Networks Inc.**	12,617	$1,057,935
Electric Equipment & Instruments		2.86%
Amphenol Corp. - Class A	15,800	1,522,172
IPG Photonics Corp.**	20,017	1,377,170
		2,899,342
Internet Software & Services		6.34%
Akamai Technologies Inc.**	23,600	1,441,016
LinkedIn Corp. - Class A**	8,950	1,534,657
Pandora Media Inc.**	58,088	1,713,596
Twitter Inc.**	42,700	1,749,419
		6,438,688
IT Services		2.12%
Fiserv Inc.**	22,900	1,381,328
Jack Henry & Associates
Inc.	13,058	776,037
		2,157,365
Semiconductors & Semiconductor
Equipment		2.69%
Applied Materials Inc.	77,689	1,751,887
NXP Semiconductor N.V.
(Netherlands)**	14,823	980,986
		2,732,873
Software		5.03%
Activision Blizzard Inc.	68,050	1,517,515
FireEye Inc.**	38,800	1,573,340
Splunk Inc.**	21,915	1,212,557
Tableau Software Inc. -
Class A**	11,268	803,746
		5,107,158
Total Information Technology
(Cost $17,198,012)		20,393,361

Materials		7.35%
Chemicals		5.23%
Eastman Chemical Co.	18,243	1,593,526
FMC Corp.	25,613	1,823,389
Rockwood Holdings Inc.	24,935	1,894,811
		5,311,726
Construction Materials		1.27%
Eagle Materials Inc.	13,700	1,291,636
Metal & Mining		0.85%
US Silica Holdings Inc.	15,569	863,146

	Shares	Market Value
Total Materials
(Cost $5,405,066)		$7,466,508
Total Common Stocks
(Cost $80,447,962)		99,236,873

MONEY MARKET MUTUAL FUNDS		0.78%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	787,632	787,632
Total Money Market Mutual Funds
(Cost $787,632)		787,632
Total Investments
(Cost $81,235,594)	98.48%	100,024,505
Other Assets in
Excess of Liabilities	1.52%	1,546,447
Net Assets	100.00%	$101,570,952

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**    Non-income producing security.

See Notes to Financial Statements.

WESTCORE SELECT FUND AS OF JUNE 30, 2014
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		98.77%
Consumer Discretionary		20.46%
Auto Components		3.52%
BorgWarner Inc.	55,766	$3,635,385
Hotels Restaurants & Leisure		3.64%
Wynn Resorts Ltd.	18,150	3,767,214
Household Durables		3.13%
DR Horton Inc.	131,903	3,242,176
Internet & Catalog Retail		2.13%
TripAdvisor Inc.**	20,310	2,206,885
Textiles Apparel & Luxury Goods		8.04%
Deckers Outdoor Corp.**	30,900	2,667,597
Lululemon Athletica Inc.
(Canada)**	71,551	2,896,384
Under Armour Inc. - Class
A**	46,218	2,749,509
		8,313,490
Total Consumer Discretionary
(Cost $17,320,193)		21,165,150

Consumer Staples		6.83%
Food Products		6.83%
Keurig Green Mountain,
Inc.	21,150	2,635,502
Mead Johnson Nutrition
Co.	47,538	4,429,115
		7,064,617
Total Consumer Staples
(Cost $5,808,291)		7,064,617

Energy		6.09%
Oil, Gas & Consumable Fuels		6.09%
Antero Resources Corp.**	45,969	3,016,945
Pioneer Natural
Resources Co.	14,306	3,287,662
		6,304,607
Total Energy
(Cost $4,175,775)		6,304,607

Financials		3.82%
Capital Markets		3.82%
Affiliated Managers Group
Inc.**	19,219	3,947,583
Total Financials
(Cost $2,508,749)		3,947,583

	Shares	Market Value
Health Care		16.07%
Biotechnology		3.16%
Regeneron
Pharmaceuticals
Inc.**	11,547	$3,261,681
Health Care Equipment & Supplies		6.34%
Edwards Lifesciences
Corp.**	37,407	3,211,017
Varian Medical Systems
Inc.**	40,263	3,347,466
		6,558,483
Health Care Providers & Services		2.88%
Team Health Holdings,
Inc.**	59,700	2,981,418
Pharmaceuticals		3.69%
Perrigo Co. PLC	26,206	3,819,786
Total Health Care
(Cost $15,605,947)		16,621,368

Industrials		15.74%
Airlines		3.38%
United Continental
Holdings, Inc.**	85,084	3,494,400
Electrical Equipment		3.08%
Sensata Technologies
Holding N.V.
(Netherlands)**	68,191	3,189,975
Machinery		9.28%
Ingersoll-Rand PLC
(Ireland)	54,538	3,409,170
Terex Corp.	76,366	3,138,643
WABCO Holdings Inc.**	28,574	3,052,275
		9,600,088
Total Industrials
(Cost $12,916,170)		16,284,463

Information Technology		23.40%
Electronic Equipment & Instruments		5.72%
Amphenol Corp.	35,300	3,400,802
IPG Photonics Corp.**	36,600	2,518,080
		5,918,882
Internet Software & Services		8.96%
LinkedIn Corp. - Class A**	18,650	3,197,915
Pandora Media Inc.**	121,290	3,578,055
Twitter Inc.**	60,850	2,493,025
		9,268,995

	Shares	Market Value
Semiconductors & Semiconductor
Equipment		3.04%
Applied Materials Inc.	139,700	$3,150,235
Software		5.68%
Activision Blizzard Inc.	142,650	3,181,095
FireEye Inc.**	66,450	2,694,548
		5,875,643
Total Information Technology
(Cost $22,435,701)		24,213,755

Materials		6.36%
Chemicals		6.36%
FMC Corp.	45,180	3,216,364
Rockwood Holdings Inc.	44,324	3,368,181
		6,584,545
Total Materials
(Cost $6,442,826)		6,584,545
Total Common Stocks
(Cost $87,213,652)		102,186,088

MONEY MARKET MUTUAL FUNDS		1.53%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	1,582,524	1,582,524
Total Money Market Mutual Funds
(Cost $1,582,524)		1,582,524
Total Investments
(Cost $88,796,176)	100.30%	103,768,612
Liabilities in Excess
of Other Assets	(0.30%)	(310,228)
Net Assets	100.00%	$103,458,384

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**    Non-income producing security.

See Notes to Financial Statements.

WESTCORE SMALL-CAP GROWTH FUND AS OF JUNE 30, 2014
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		97.92%
Consumer Discretionary		20.07%
Diversified Consumer Services		2.12%
Grand Canyon Education
Inc.**	1,481	$68,082
Hotels Restaurants & Leisure		3.49%
Del Frisco’s Restaurant
Group, Inc.**	1,778	49,002
Vail Resorts Inc.	819	63,210
		112,212
Household Durables		3.25%
iRobot Corp.**	1,168	47,830
The Ryland Group, Inc.	1,435	56,596
		104,426
Internet & Catalog Retail		0.86%
HomeAway Inc.**	797	27,752
Media		3.45%
IMAX Corp. (Canada)**	2,470	70,346
Lions Gate Entertainment
Corp.	1,419	40,555
		110,901
Specialty Retail		1.03%
Five Below Inc.**	451	18,000
Tilly’s, Inc. - Class A**	1,887	15,171
		33,171
Textiles Apparel & Luxury Goods		5.87%
Deckers Outdoor Corp.**	762	65,782
Kate Spade & Co.**	622	23,723
Tumi Holdings Inc.**	1,633	32,872
Vera Bradley Inc.**	642	14,041
Vince Holding Corp.**	1,416	51,854
		188,272
Total Consumer Discretionary
(Cost $634,352)		644,816

Consumer Staples		2.37%
Food & Staples Retailing		2.37%
Natural Grocers by Vitamin
Cottage Inc.**	1,455	31,152
PriceSmart Inc.	515	44,825
		75,977
Total Consumer Staples
(Cost $111,014)		75,977

	Shares	Market Value
Energy		6.13%
Oil, Gas & Consumable Fuels		6.13%
Diamondback Energy Inc.**	331	$29,393
Goodrich Petroleum Corp.**	1,279	35,300
PDC Energy Inc.**	789	49,825
Rice Energy, Inc.**	1,728	52,618
Western Refining Inc.	790	29,665
		196,801
Total Energy
(Cost $162,969)		196,801

Financials		6.15%
Capital Markets		1.98%
Evercore Partners Inc. -
Class A	1,103	63,577
Commercial Banks		2.73%
Eagle Bancorp Inc.**	1,361	45,934
Western Alliance Bancorp**	1,759	41,864
		87,798
Diversified Financial Services		1.44%
MarketAxess Holdings Inc.	855	46,221
Total Financials
(Cost $199,355)		197,596

Health Care		22.30%
Biotechnology		6.24%
Acceleron Pharma, Inc.**	892	30,301
Alnylam Pharmaceuticals
Inc.**	523	33,038
Clovis Oncology Inc.**	517	21,409
Exact Sciences Corp.**	3,013	51,312
NPS Pharmaceuticals Inc.**	938	31,001
Synageva BioPharma Corp.**	319	33,431
		200,492
Health Care Equipment & Supplies		9.96%
ABIOMED Inc.**	1,712	43,040
Align Technology Inc.**	440	24,658
AtriCure Inc.**	2,625	48,247
Cardiovascular Systems
Inc.**	1,403	43,717
HeartWare International
Inc.**	435	38,498
Novadaq Technologies Inc.
(Canada)**	1,828	30,125
OraSure Technologies Inc.**	7,650	65,866
Veracyte, Inc.**	1,494	25,577
		319,728
Health Care Providers & Services		1.96%
Team Health Holdings, Inc.**	1,262	63,024

	Shares	Market Value
Health Care Technology		0.54%
Veeva Systems, Inc. - Class
A**	686	$17,459
Pharmaceuticals		3.60%
Alcobra Ltd. (Israel)**	1,082	18,729
Pacira Pharmaceuticals,
Inc.**	733	67,334
Tetraphase Pharmaceuticals
Inc.**	2,202	29,705
		115,768
Total Health Care
(Cost $671,125)		716,471

Industrials		11.42%
Air Freight & Logistics		1.18%
HUB Group Inc. - Class A**	751	37,850
Building Products		4.22%
Lennox International Inc.	751	67,267
NCI Building Systems Inc.**	3,518	68,355
		135,622
Commercial Services & Supplies		1.17%
Interface Inc.	2,002	37,718
Machinery		2.50%
Commercial Vehicle Group
Inc.**	3,922	39,377
Proto Labs Inc.**	501	41,042
		80,419
Road & Rail		2.35%
Heartland Express Inc.	1,596	34,059
Saia Inc.**	940	41,294
		75,353
Total Industrials
(Cost $336,500)		366,962

Information Technology		25.30%
Electronic Equipment & Instruments		5.55%
InvenSense Inc.**	2,830	64,213
IPG Photonics Corp.**	766	52,701
Maxwell Technologies, Inc.**	2,442	36,947
Methode Electronics Inc.	636	24,302
		178,163
Internet Software & Services		3.12%
Pandora Media Inc.**	1,939	57,200
Shutterstock, Inc.**	517	42,901
		100,101

WESTCORE SMALL-CAP GROWTH FUND AS OF JUNE 30, 2014 (continued)
 (UNAUDITED)

	Shares	Market Value
IT Services		2.74%
Jack Henry & Associates
Inc.	746	$44,335
Virtusa Corp.**	1,218	43,604
		87,939
Semiconductors & Semi Equipment		8.91%
Applied Micro Circuits
Corp.**	3,278	35,435
Cavium, Inc.**	456	22,645
Inphi Corp.**	3,742	54,933
Monolithic Power Systems
Inc.	1,295	54,843
Nanometrics Inc.**	1,452	26,499
Rambus Inc.**	2,231	31,903
SunEdison Inc.**	2,659	60,093
		286,351
Software		4.98%
FireEye Inc.**	1,285	52,106
Guidewire Software Inc.**	656	26,673
Take-Two Interactive
Software Inc.**	1,219	27,111
The Ultimate Software
Group Inc.**	316	43,662
Varonis Systems Inc.**	363	10,531
		160,083
Total Information Technology
(Cost $729,031)		812,637

Materials		4.18%
Chemicals		3.13%
Flotek Industries Inc.**	1,081	34,765
PolyOne Corp.	1,561	65,781
		100,546
Metal & Mining		1.05%
US Silica Holdings Inc.	610	33,818
Total Materials
(Cost $105,774)		134,364
Total Common Stocks
(Cost $2,950,120)		3,145,624

MONEY MARKET MUTUAL FUNDS		2.85%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	91,429	91,429
Total Money Market Mutual Funds
(Cost $91,429)		91,429

	Shares	Market Value
Total Investments
(Cost $3,041,549)	100.77%	$3,237,053
Liabilities in Excess
of Other Assets	(0.77%)	(24,838)
Net Assets	100.00%	$3,212,215

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**    Non-income producing security.

See Notes to Financial Statements.

WESTCORE BLUE CHIP DIVIDEND FUND AS OF JUNE 30, 2014
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		99.17%
Consumer Discretionary		16.11%
Hotels Restaurants & Leisure		6.93%
McDonald’s Corp.	20,260	$2,040,992
Sodexo (France)	18,892	2,031,996
		4,072,988
Leisure Equipment & Products		3.37%
Mattel Inc.	50,810	1,980,066
Textiles Apparel & Luxury Goods		5.81%
Coach Inc.	38,560	1,318,366
LVMH Moet Hennessy Louis
Vuitton S.A. ADR
(France)	54,270	2,093,737
		3,412,103
Total Consumer Discretionary
(Cost $9,105,904)		9,465,157

Consumer Staples		20.23%
Food & Staples Retailing		3.26%
Wal-Mart Stores Inc.	25,490	1,913,534
Food Products		6.61%
General Mills Inc.	36,980	1,942,929
Nestle SA ADR
(Switzerland)	25,020	1,943,304
		3,886,233
Household Products		6.92%
Kimberly-Clark Corp.	18,900	2,102,058
Reckitt Benckiser Group
PLC ADR (United
Kingdom)	112,162	1,962,835
		4,064,893
Tobacco		3.44%
British American Tobacco
PLC ADR (United
Kingdom)	16,980	2,021,978
Total Consumer Staples
(Cost $10,329,178)		11,886,638

Energy		13.89%
Oil Gas & Consumable Fuels		13.89%
Chevron Corp.	16,380	2,138,409
Occidental Petroleum Corp.	18,990	1,948,944
Royal Dutch Shell PLC ADR
(Netherlands)	24,520	2,133,485
Total S.A. ADR (France)	26,870	1,940,014
		8,160,852
Total Energy
(Cost $5,983,643)		8,160,852

	Shares	Market Value
Financials		2.93%
Commercial Banks		2.93%
US Bancorp	39,740	$1,721,537
Total Financials
(Cost $1,498,516)		1,721,537

Health Care		22.93%
Health Care Equipment & Supplies		2.79%
Baxter International Inc.	22,680	1,639,764
Health Care Providers & Services		3.36%
AmerisourceBergen Corp.	27,140	1,971,992
Pharmaceuticals		16.78%
AbbVie Inc.	36,590	2,065,140
GlaxoSmithKline PLC ADR
(United Kingdom)	37,180	1,988,386
Novartis AG ADR
(Switzerland)	21,490	1,945,490
Pfizer Inc.	64,602	1,917,387
Roche Holding AG ADR
(Switzerland)	52,060	1,941,838
		9,858,241
Total Health Care
(Cost $9,845,476)		13,469,997

Industrials		6.36%
Aerospace & Defense		6.36%
General Dynamics Corp.	16,620	1,937,061
Raytheon Co.	19,490	1,797,953
		3,735,014
Total Industrials
(Cost $1,775,346)		3,735,014

Information Technology		9.91%
Computers & Peripherals		3.11%
Apple Inc.	19,670	1,827,933
IT Services		3.30%
Accenture PLC - Class A
(Ireland)	23,990	1,939,352
Software		3.50%
Microsoft Corp.	49,320	2,056,644
Total Information Technology
(Cost $4,457,429)		5,823,929

Utilities		6.81%
Electric Utilities		3.31%
Edison International	33,500	1,946,685

	Shares	Market Value
Multi-Utilities		3.50%
Canadian Utilities Ltd. -
Class A (Canada)	54,760	$2,052,762
Total Utilities
(Cost $3,909,014)		3,999,447
Total Common Stocks
(Cost $46,904,506)		58,262,571

MONEY MARKET MUTUAL FUNDS		1.23%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	722,696	722,696
Total Money Market Mutual Funds
(Cost $722,696)		722,696
Total Investments
(Cost $47,627,202)	100.40%	58,985,267
Liabilities in Excess
of Other Assets	(0.40%)	(232,506)
Net Assets	100.00%	$58,752,761

Westcore Blue Chip Dividend Fund
Country Breakdown as of June 30, 2014
(Unaudited)

Country	Market Value	%
United States	$34,990,090	59.56%
France	6,065,747	10.32%
United Kingdom	5,973,199	10.16%
Switzerland	5,830,632	9.93%
Netherlands	2,133,485	3.63%
Canada	2,052,762	3.50%
Ireland	1,939,352	3.30%
Total Investments	58,985,267	100.40%
Liabilities in Excess
of Other Assets	(232,506)	(0.40%)
Net Assets	$58,752,761	100.00%

Please note the country breakdown is based on the company headquarters.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

See Notes to Financial Statements.

WESTCORE MID-CAP VALUE DIVIDEND FUND AS OF JUNE 30, 2014
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		95.34%
Basic Materials		9.78%
Chemicals		2.96%
Compass Minerals
International Inc.	8,900	$852,086
Eastman Chemical Co.	9,400	821,090
		1,673,176
Forestry & Paper		6.82%
Avery Dennison Corp.	30,200	1,547,750
International Paper Co.	23,700	1,196,139
Rock-Tenn Co. - Class A	10,600	1,119,254
		3,863,143
Total Basic Materials
(Cost $4,415,404)		5,536,319

Capital Goods		5.24%
Engineering & Construction		1.46%
EMCOR Group Inc.	18,600	828,258
Industrial Products		0.98%
Parker Hannifin Corp.	4,400	553,212
Transportation Equipment & Parts		2.80%
Oshkosh Corp.	28,500	1,582,605
Total Capital Goods
(Cost $2,924,041)		2,964,075

Commercial Services		2.03%
Business Products & Services		2.03%
Xerox Corp.	92,481	1,150,464
Total Commercial Services
(Cost $866,737)		1,150,464

Consumer Cyclical		12.48%
Apparel & Footwear Mfg		1.32%
Coach Inc.	21,900	748,761
Consumer Durables		1.89%
Whirlpool Corp.	7,700	1,071,994
Department Stores		2.09%
Nordstrom Inc.	17,400	1,181,982
Motor Vehicle Parts		1.96%
Delphi Automotive PLC
(United Kingdom)	16,100	1,106,714
Publishing & Media		5.22%
Cinemark Holdings Inc.	50,500	1,785,680

	Shares	Market Value
Scripps Networks
Interactive Inc. - Class
A	14,400	$1,168,416
		2,954,096
Total Consumer Cyclical
(Cost $6,979,783)		7,063,547

Consumer Staples		4.88%
Beverages: Non-Alcoholic		1.13%
Dr Pepper Snapple Group
Inc.	10,900	638,522
Food & Agricultural Products		3.75%
Ingredion, Inc.	14,600	1,095,584
Tyson Foods Inc. - Class A	27,350	1,026,719
		2,122,303
Total Consumer Staples
(Cost $1,896,397)		2,760,825

Energy		3.60%
Oil Services		1.05%
Tidewater Inc.	10,646	597,773
Refining & Marketing		2.55%
HollyFrontier Corp.	12,300	537,387
Western Refining Inc.	24,100	904,955
		1,442,342
Total Energy
(Cost $1,401,743)		2,040,115

Interest Rate Sensitive		21.67%
Life & Health Insurance		5.15%
Reinsurance Group of
America Inc.	19,191	1,514,170
Unum Group	40,250	1,399,090
		2,913,260
Other Banks		3.13%
BOK Financial Corp.	12,300	819,180
First Citizens BancShares
Inc. - Class A	3,900	955,500
		1,774,680
Property Casualty Insurance		5.79%
Endurance Specialty
Holdings Ltd.
(Bermuda)	20,600	1,062,754
Validus Holdings Ltd.
(Bermuda)	28,800	1,101,312
WR Berkley Corp.	24,100	1,116,071
		3,280,137

	Shares	Market Value
Regional Banks		5.32%
Fifth Third Bancorp	39,200	$836,920
M&T Bank Corp.	9,100	1,128,855
Zions Bancorporation	35,500	1,046,185
		3,011,960
Securities & Asset Management		2.28%
The NASDAQ OMX Group
Inc.	33,400	1,289,908
Total Interest Rate Sensitive
(Cost $10,397,893)		12,269,945

Medical/Healthcare		8.80%
Healthcare Services		6.93%
AmerisourceBergen Corp.	16,750	1,217,055
Omnicare Inc.	20,550	1,368,013
Universal Health Services
Inc. - Class B	14,000	1,340,640
		3,925,708
Medical Products & Supplies		0.87%
West Pharmaceutical
Services Inc.	11,600	489,288
Pharmaceuticals		1.00%
Questcor Pharmaceuticals
Inc.	6,100	564,189
Total Medical/Healthcare
(Cost $2,722,223)		4,979,185

Real Estate Investment Trusts (REITs)		8.50%
Diversified & Specialty		2.11%
Weyerhaeuser Co.	36,000	1,191,240
Healthcare		1.74%
Senior Housing Properties
Trust	40,600	986,174
Multi-Family		1.43%
American Campus
Communities Inc.	21,200	810,688
Office		1.59%
Alexandria Real Estate
Equities Inc.	11,600	900,624
Retail		1.63%
Taubman Centers Inc.	12,200	924,882
Total Real Estate Investment Trusts (REITs)
(Cost $4,340,046)		4,813,608

WESTCORE MID-CAP VALUE DIVIDEND FUND AS OF JUNE 30, 2014 (continued)
 (UNAUDITED)

	Shares	Market Value
Technology		6.80%
Computer Software		3.53%
Activision Blizzard Inc.	41,250	$919,875
CA Inc.	37,500	1,077,750
		1,997,625
Networking		1.48%
Plantronics Inc.	17,500	840,875
Semiconductors		1.79%
Avago Technologies Ltd.
(Singapore)	14,050	1,012,584
Total Technology
(Cost $2,546,776)		3,851,084

Transportation		3.65%
Airlines		1.51%
Copa Holdings SA - Class A
(Panama)	6,000	855,420
Trucking, Shipping, Air Freight		2.14%
Con-way Inc.	24,000	1,209,840
Total Transportation
(Cost $1,855,053)		2,065,260

Utilities		7.91%
Independent Power		1.06%
FirstEnergy Corp.	17,300	600,656
Regulated Electric		4.41%
Edison International	20,200	1,173,822
Westar Energy Inc.	34,650	1,323,284
		2,497,106
Water Utilities		2.44%
American Water Works
Co. Inc.	27,950	1,382,127
Total Utilities
(Cost $3,239,248)		4,479,889
Total Common Stocks
(Cost $43,585,344)		53,974,316

MONEY MARKET MUTUAL FUNDS		6.15%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	3,481,892	3,481,892
Total Money Market Mutual Funds
(Cost $3,481,892)		3,481,892

	Shares	Market Value
Total Investments
(Cost $47,067,236)	101.49%	$57,456,208
Liabilities in Excess
of Other Assets	(1.49%)	(841,594)
Net Assets	100.00%	$56,614,614

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

See Notes to Financial Statements.

WESTCORE SMALL-CAP VALUE DIVIDEND FUND AS OF JUNE 30, 2014
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		98.82%
Basic Materials		6.31%
Chemicals		4.83%
Compass Minerals
International Inc.	88,375	$8,461,023
Innophos Holdings Inc.	156,849	9,029,797
		17,490,820
Forestry & Paper		1.48%
Greif, Inc. - Class A	97,900	5,341,424
Total Basic Materials
(Cost $18,478,709)		22,832,244

Capital Goods		8.12%
Aerospace/Defense Suppliers		3.79%
Cubic Corp.	167,288	7,445,989
Curtiss-Wright Corp.	95,651	6,270,880
		13,716,869
Electrical Equipment		2.78%
Actuant Corp. - Class A	132,060	4,565,314
Watts Water Technologies
Inc. - Class A	88,790	5,481,007
		10,046,321
Industrial Products		1.55%
Barnes Group Inc.	145,010	5,588,685
Total Capital Goods
(Cost $25,962,514)		29,351,875

Commercial Services		5.12%
Business Products & Services		5.12%
ABM Industries Inc.	122,900	3,315,842
The Brink’s Co.	159,360	4,497,140
G&K Services Inc. - Class
A	91,060	4,741,494
MAXIMUS Inc.	138,850	5,973,327
		18,527,803
Total Commercial Services
(Cost $15,638,150)		18,527,803

Consumer Cyclical		12.27%
Clothing & Accessories		8.05%
Brown Shoe Co. Inc.	352,760	10,092,464
The Cato Corp. - Class A	213,940	6,610,746
The Finish Line Inc. -
Class A	220,980	6,571,945
Stage Stores Inc.	311,880	5,829,037
		29,104,192

	Shares	Market Value
Motor Vehicle Parts		1.27%
Standard Motor Products
Inc.	102,490	$4,578,228
Recreation & Leisure		1.32%
Thor Industries Inc.	84,210	4,789,023
Specality Retail		1.63%
Pier 1 Imports Inc.	382,330	5,891,705
Total Consumer Cyclical
(Cost $35,819,779)		44,363,148

Consumer Staples		7.28%
Food & Agricultural Products		3.29%
Dean Foods Co.	675,900	11,889,081
Grocery & Convenience		1.24%
Casey’s General Stores
Inc.	63,780	4,483,096
Tobacco		2.75%
Schweitzer-Mauduit
International Inc.	227,550	9,934,833
Total Consumer Staples
(Cost $22,262,283)		26,307,010

Energy		9.27%
Exploration & Production		3.52%
Comstock Resources Inc.	200,220	5,774,345
Energy XXI Bermuda Ltd.
(Bermuda)	293,550	6,936,586
		12,710,931
Oil Services		3.58%
Bristow Group Inc.	106,980	8,624,728
Gulfmark Offshore Inc. -
Class A	95,650	4,321,467
		12,946,195
Refining & Marketing		2.17%
Western Refining Inc.	209,360	7,861,468
Total Energy
(Cost $27,268,689)		33,518,594

Interest Rate Sensitive		26.69%
Life & Health Insurance		3.13%
Primerica Inc.	129,810	6,211,409
StanCorp Financial Group
Inc.	79,640	5,096,960
		11,308,369

	Shares	Market Value
Other Banks		10.69%
Bank of the Ozarks Inc.	200,280	$6,699,366
Community Bank System
Inc.	90,350	3,270,670
Hancock Holding Co.	197,940	6,991,241
Susquehanna Bancshares
Inc.	502,900	5,310,624
Valley National Bancorp	446,700	4,426,797
Westamerica Bancorp	106,560	5,570,957
Wintrust Financial Corp.	139,202	6,403,292
		38,672,947
Property Casualty Insurance		3.24%
Endurance Specialty
Holdings Ltd.
(Bermuda)	154,800	7,986,132
Montpelier Re Holdings
Ltd. (Bermuda)	116,710	3,728,884
		11,715,016
Securities & Asset Management		4.98%
FXCM Inc. - Class A	448,420	6,708,363
Greenhill & Co. Inc	229,800	11,317,650
		18,026,013
Specialty Finance		1.43%
Cash America
International Inc.	116,437	5,173,296
Thrifts		3.22%
Iberia Bank Corp.	104,730	7,246,269
Webster Financial Corp.	138,890	4,380,590
		11,626,859
Total Interest Rate Sensitive
(Cost $77,251,731)		96,522,500

Medical/Healthcare		3.34%
Medical Products & Supplies		2.35%
West Pharmaceutical
Services Inc.	201,582	8,502,729
Pharmaceuticals		0.99%
Questcor Pharmaceuticals
Inc.	38,740	3,583,062
Total Medical/Healthcare
(Cost $6,129,593)		12,085,791

Real Estate Investment Trusts
(REITs)		5.61%
Diversified & Specialty Reits		1.51%
DuPont Fabros Technology
Inc.	202,280	5,453,469

WESTCORE SMALL-CAP VALUE DIVIDEND FUND AS OF JUNE 30, 2014 (continued)
 (UNAUDITED)

	Shares	Market Value
Hotels		1.18%
Chesapeake Lodging Trust	141,610	$4,280,870
Multi-Family		2.92%
Education Realty Trust Inc.	528,000	5,670,720
Post Properties Inc.	91,079	4,869,084
		10,539,804
Total Real Estate Investment Trusts (REITs)
(Cost $17,769,117)		20,274,143

Technology		8.25%
Computer Software		2.59%
NICE Systems Ltd. ADR
(Israel)	229,820	9,378,954
Networking		4.46%
j2 Global Inc.	168,349	8,562,230
Plantronics Inc.	157,153	7,551,202
		16,113,432
Semiconductors		1.20%
Intersil Corp. - Class A	290,393	4,341,375
Total Technology
(Cost $24,343,739)		29,833,761

Transportation		1.81%
Trucking, Shipping, Air Freight		1.81%
Con-way Inc.	129,800	6,543,218
Total Transportation
(Cost $5,439,010)		6,543,218

Utilities		4.75%
Gas		1.27%
WGL Holdings, Inc.	106,700	4,598,770
Regulated Electric		3.48%
El Paso Electric Co.	120,640	4,850,934
Portland General Electric
Co.	222,970	7,730,370
		12,581,304
Total Utilities
(Cost $13,741,566)		17,180,074
Total Common Stocks
(Cost $290,104,880)		357,340,161

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		0.70%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	2,544,994	$2,544,994
Total Money Market Mutual Funds
(Cost $2,544,994)		2,544,994
Total Investments
(Cost $292,649,874)	99.52%	359,885,155
Other Assets in Excess
of Liabilities	0.48%	1,744,105
Net Assets	100.00%	$361,629,260

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

See Notes to Financial Statements.

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF JUNE 30, 2014
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		97.70%
Basic Materials		4.90%
Forestry & Paper		1.16%
Neenah Paper Inc.	3,643	$193,625
Xerium Technologies Inc.**	15,259	213,016
		406,641
Non-Ferrous Metals		1.10%
Horsehead Holding Corp.**	10,983	200,550
Insteel Industries Inc.	9,314	183,020
		383,570
Other Materials (Rubber & Plastic)		1.06%
AEP Industries Inc.**	2,567	89,512
Myers Industries Inc.	5,080	102,057
US Concrete Inc.**	7,235	179,066
		370,635
Precious Metals		0.42%
Fortuna Silver Mines, Inc.
(Canada)**	27,024	148,902
Specialty Chemicals		0.51%
Aceto Corp.	9,821	178,153
Steel		0.65%
Handy & Harman Ltd.**	8,476	226,902

Total Basic Materials
(Cost $1,453,942)		1,714,803

Capital Goods		4.61%
Aerospace/Defense Suppliers		0.92%
Aerovironment Inc.**	4,360	138,648
Sparton Corp.**	6,645	184,332
		322,980
Engineering & Construction		1.31%
Argan Inc.	7,637	284,784
Furmanite Corp.**	14,846	172,807
		457,591
Farm Equipment		0.53%
Alamo Group Inc.	3,412	184,555
Industrial Products		1.85%
Lydall Inc.**	6,840	187,211
NN Inc.	11,076	283,324
Northwest Pipe Co.**	4,408	177,775
		648,310
Total Capital Goods
(Cost $1,159,730)		1,613,436

	Shares	Market Value
Commercial Services		6.40%
Business Products & Services		5.15%
Asta Funding Inc.**	24,918	$205,573
Barrett Business Services
Inc.	2,613	122,811
CBIZ Inc.**	30,385	274,377
CDI Corp.	10,983	158,265
Electro Rent Corp.	13,449	225,002
Intersections, Inc.	43,308	213,075
Omnicell Inc.**	4,020	115,414
TASER International Inc.**	13,502	179,577
VSE Corp.	4,379	307,931
		1,802,025
IT Services		1.25%
ManTech International
Corp. - Class A	9,114	269,045
Support.com, Inc.**	62,015	168,061
		437,106
Total Commercial Services
(Cost $1,999,919)		2,239,131

Consumer Cyclical		12.36%
Apparel & Footwear Manufacturing		0.60%
Unifi Inc.**	7,617	209,696
Consumer Durables		1.26%
Skullcandy Inc.**	19,325	140,106
ZAGG, Inc.**	55,500	301,365
		441,471
Hard Goods Retail		0.54%
Haverty Furniture Co. Inc.	7,450	187,219
Homebuilders & Suppliers		0.58%
Beazer Homes USA Inc.**	3,215	67,451
PGT Inc.**	15,891	134,597
		202,048
Motor Vehicle Parts		0.75%
Stoneridge Inc.**	16,505	176,933
US Auto Parts Network,
Inc.**	23,557	85,041
		261,974
Motor Vehicles		0.28%
Autobytel Inc.**	7,586	99,452
Publishing & Media		3.39%
Courier Corp.	11,509	171,714
Emmis Communications
Corp.**	49,086	146,767

	Shares	Market Value
Entravision Communications
Corp. - Class A	39,154	$243,538
Gray Television Inc.**	16,262	213,520
Lee Enterprises Inc.**	57,870	257,522
LIN Media LLC - Class A**	5,629	153,390
		1,186,451
Recreation & Leisure		1.76%
Carmike Cinemas Inc.**	3,338	117,264
Rick’s Cabaret International
Inc.**	18,992	193,908
Smith & Wesson Holding
Corp.**	10,760	156,451
Winnebago Industries Inc.**	5,838	147,001
		614,624
Restaurants		2.08%
Denny’s Corp.**	33,374	217,599
Kona Grill Inc.**	7,518	145,924
Red Robin Gourmet
Burgers Inc.**	2,431	173,087
Ruth’s Hospitality Group
Inc.	15,519	191,660
		728,270
Specialty Retail		1.12%
1-800-Flowers.com Inc. -
Class A**	25,897	150,202
CSS Industries Inc.	4,859	128,132
Movado Group Inc.	2,728	113,676
		392,010
Total Consumer Cyclical
(Cost $3,693,034)		4,323,215

Consumer Staples		3.25%
Food & Agricultural Products		1.27%
Chiquita Brands
International Inc.**	10,778	116,941
John B Sanfilippo & Son
Inc.	6,947	183,887
SunOpta Inc. (Canada)**	10,097	142,166
		442,994
Grocery & Convenience		0.80%
Ingles Markets Inc. - Class
A	4,140	109,089
The Pantry Inc.**	10,536	170,683
		279,772
Home Products		1.18%
Libbey Inc.**	10,205	271,862
Lifetime Brands Inc.	9,021	141,810
		413,672

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF JUNE 30, 2014 (continued)
 (UNAUDITED)

	Shares	Market Value
Total Consumer Staples
(Cost $972,923)		$1,136,438

Energy		5.53%
Coal		1.02%
Walter Energy Inc.	24,979	136,136
Westmoreland Coal Co.**	6,116	221,888
		358,024
Exploration & Production		0.99%
Panhandle Oil and Gas Inc.
- Class A	2,716	152,177
Quicksilver Resources,
Inc.**	72,725	194,176
		346,353
Oil Services		2.82%
Bolt Technology Corp.	6,659	122,193
Dawson Geophysical Co.	6,088	174,421
Natural Gas Services Group
Inc.**	7,519	248,578
North American Energy
Partners Inc. (Canada)	30,837	248,238
PHI Inc.**	4,312	192,186
		985,616
Refining & Marketing		0.70%
REX American Resources
Corp.**	3,355	245,955
Total Energy
(Cost $1,408,933)		1,935,948

Interest Rate Sensitive		21.66%
Life & Health Insurance		0.66%
National Western Life
Insurance Co. - Class
A	919	229,208
Other Banks		10.31%
American National
Bankshares Inc.	7,903	171,732
BankFinancial Corp.	27,576	307,748
Banner Corp.	5,816	230,488
Central Pacific Financial
Corp.	13,702	271,985
Enterprise Financial
Services Corp.	10,872	196,348
First Bancorp	14,047	257,763
First Community
Bancshares Inc.	8,775	125,746
First Financial Corp.	9,230	297,114
First Merchants Corp.	11,417	241,355
Hanmi Financial Corp.	11,227	236,665
Macatawa Bank Corp.	43,566	220,880

	Shares	Market Value
Peoples Bancorp Inc.	5,385	$142,433
Simmons First National
Corp. - Class A	6,641	261,589
Southside Bancshares Inc.	1	29
Southwest Bancorp Inc.	15,514	264,669
Trico Bancshares	7,643	176,859
United Community Banks
Inc.	12,574	205,836
		3,609,239
Property Casualty Insurance		1.95%
Baldwin & Lyons Inc. -
Class B	6,970	180,802
EMC Insurance Group Inc. -
Class A	3,716	114,378
HCI Group Inc.	3,167	128,580
United Fire Group Inc.	3,602	105,611
Universal Insurance
Holdings Inc.	11,686	151,567
		680,938
Regional Banks		0.84%
Sterling Bancorp	13,843	166,116
SY Bancorp Inc.	4,309	128,839
		294,955
Securities & Asset Management		1.16%
Capital Southwest Corp.	3,739	134,641
Oppenheimer Holdings Inc.
- Class A	6,825	163,732
Pzena Investment
Management, Inc. -
Class A	9,779	109,134
		407,507
Specialty Finance		2.74%
Federal Agricultural
Mortgage Corp. -
Class C	9,328	289,914
Gladstone Capital Corp.	18,957	190,707
Gladstone Investment Corp.	35,557	263,122
Resource Capital Corp.	38,209	215,117
		958,860
Thrifts		4.00%
Arbor Realty Trust Inc.	20,030	139,209
Dime Community
Bancshares Inc.	14,889	235,097
ESSA Bancorp Inc.	13,533	150,622
First Defiance Financial
Corp.	8,299	238,181
Great Southern Bancorp
Inc.	8,924	286,014
New York Mortgage Trust
Inc.	29,035	226,764

	Shares	Market Value
Westfield Financial Inc.	16,604	$123,866
		1,399,753
Total Interest Rate Sensitive
(Cost $7,129,146)		7,580,460

Medical/Healthcare		19.51%
Healthcare Services		2.87%
Addus HomeCare Corp.**	6,219	139,803
Albany Molecular Research
Inc.**	7,311	147,098
Capital Senior Living Corp.**	5,955	141,967
LHC Group Inc.**	9,373	200,301
RadNet Inc.**	22,624	149,997
Triple-S Management Corp.
- Class B (Puerto
Rico)**	12,486	223,874
		1,003,040
Medical Products & Supplies		3.83%
AMAG Pharmaceuticals
Inc.**	1,912	39,617
Anika Therapeutics Inc.**	5,518	255,649
Atrion Corp.	829	270,254
Chindex International Inc.**	6,225	147,470
Icad, Inc.**	32,701	209,613
Kewaunee Scientific Corp.	9,615	169,224
Trinity Biotech PLC ADR
(Ireland)	5,006	115,288
Zeltiq Aesthetics Inc.**	8,791	133,535
		1,340,650
Medical Technology		1.62%
Affymetrix Inc.**	28,041	249,845
Heska Corp.**	13,733	147,630
Nordion Inc. (Canada)**	13,511	169,698
		567,173
Pharmaceuticals		11.19%
Agenus, Inc.**	50,722	163,325
Alexza Pharmaceuticals
Inc.**	20,808	95,092
Anacor Pharmaceuticals,
Inc.**	10,553	187,105
ArQule Inc.**	80,378	124,586
Array BioPharma Inc.**	42,903	195,638
AVANIR Pharmaceuticals
Inc. - Class A**	20,987	118,367
Cambrex Corp.**	11,199	231,819
Coronado Biosciences Inc.**	60,332	103,771
CTI BioPharma Corp.**	60,437	169,828
Exelixis Inc.**	47,238	160,137
Galena Biopharma Inc.**	39,326	120,338
Geron Corp.**	69,020	221,554
Immunomedics Inc.**	49,437	180,445

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF JUNE 30, 2014 (continued)
 (UNAUDITED)

	Shares	Market Value
Omeros Corp.**	11,232	$195,437
Orexigen Therapeutics Inc.**	29,460	182,063
Pozen Inc.	15,393	128,224
Repligen Corp.**	11,851	270,084
SciClone Pharmaceuticals
Inc.**	45,772	240,761
SIGA Technologies Inc.**	47,577	134,167
Spectrum Pharmaceuticals
Inc.**	26,100	212,193
TrovaGene Inc.**	43,541	152,393
ZIOPHARM Oncology Inc.**	48,281	194,572
Zogenix Inc.**	66,917	134,503
		3,916,402
Total Medical/Healthcare
(Cost $6,584,920)		6,827,265

Real Estate Investment Trusts (REITs)		1.04%
Diversified & Specialty Reits		0.21%
Winthrop Realty Trust	4,853	74,493
Retail		0.83%
Agree Realty Corp.	9,595	290,057
Total Real Estate Investment Trusts (REITs)
(Cost $329,299)		364,550

Technology		17.31%
Cable/Satellite/Telecomm Services		4.59%
Alaska Communications
Systems Group Inc.**	155,993	280,788
Consolidated
Communications
Holdings Inc.	5,247	116,693
Enventis Corp.	11,655	184,615
FairPoint Communications
Inc.**	15,769	220,293
Hawaiian Telcom Holdco
Inc.**	9,957	284,870
IDT Corp. - Class B	8,645	150,596
Inteliquent	16,306	226,164
USA Mobility Inc.	9,270	142,758
		1,606,777
Computer Software		3.87%
EnerNOC Inc.**	5,006	94,864
IntraLinks Holdings Inc.**	20,798	184,894
Lionbridge Technologies
Inc.**	24,013	142,637
Marchex Inc. - Class B	18,233	219,161
PDF Solutions Inc.**	9,591	203,521
TechTarget, Inc.**	33,839	298,460
Telenav Inc.**	36,907	210,001
		1,353,538

	Shares	Market Value
Electronic Equipment		4.23%
Bel Fuse Inc. - Class B	7,723	$198,249
CalAmp Corp.**	6,234	135,028
Checkpoint Systems Inc.**	13,222	184,976
CTS Corp.	13,314	248,972
Measurement Specialties
Inc.**	3,214	276,629
Mesa Laboratories Inc.	1,710	143,572
Methode Electronics Inc.	7,698	294,140
		1,481,566
Networking		3.02%
AudioCodes Ltd. (Israel)**	15,189	107,082
Clearfield Inc.**	9,489	159,320
Ituran Location and Control
Ltd. (Israel)	11,369	277,063
Preformed Line Products
Co.	1,681	90,488
ShoreTel Inc.**	34,024	221,837
Tessco Technologies, Inc.	6,268	198,884
		1,054,674
Semiconductor Cap Equipment		1.25%
Cascade Microtech Inc.**	15,786	215,637
Ultra Clean Holdings Inc.**	24,550	222,177
		437,814
Semiconductors		0.35%
Silicon Image Inc.**	24,451	123,233
Total Technology
(Cost $5,373,063)		6,057,602

Transportation		0.61%
Airlines		0.29%
Hawaiian Holdings Inc.**	7,294	100,001
Trucking, Shipping, Air Freight		0.32%
Global Ship Lease Inc.
- Class A (Great
Britain)**	27,320	112,558
Total Transportation
(Cost $189,064)		212,559

Utilities		0.52%
Gas Utilities		0.52%
Chesapeake Utilities Corp.	2,557	182,391
Total Utilities
(Cost $135,899)		182,391
Total Common Stocks
(Cost $30,429,872)		34,187,798

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		5.00%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	1,750,708	$1,750,708
Total Money Market Mutual Funds
(Cost $1,750,708)		1,750,708
Total Investments
(Cost $32,180,580)	102.70%	35,938,506
Liabilities in Excess
of Other Assets	(2.70%)	(945,907)
Net Assets	100.00%	$34,992,599

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**    Non-income producing security.

See Notes to Financial Statements.

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF JUNE 30, 2014
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		98.70%
Consumer Discretionary		36.13%
Diversified Consumer Services		3.08%
Slater & Gordon Ltd.
(Australia)	2,874,014	$13,983,887
Hotels Restaurants & Leisure		5.61%
MTY Food Group Inc.
(Canada)	307,280	8,696,739
REXLot Holdings Ltd.
(Hong Kong)	142,989,954	16,788,922
		25,485,661
Household Durables		2.08%
Haier Electronics Group
Co. Ltd. (Hong Kong)	3,618,051	9,453,129
Internet & Catalog Retail		1.83%
Webjet Ltd. (Australia)	3,642,008	8,310,853
Media		9.05%
CTS Eventim AG
(Germany)	148,245	4,231,367
ITE Group PLC (United
Kingdom)	4,089,611	16,580,450
Pico Far East Holdings
Ltd. (Hong Kong)(1)	78,291,271	18,182,840
Rightmove PLC (United
Kingdom)	57,673	2,116,151
		41,110,808
Multiline Retail		2.27%
Woolworths Holdings Ltd.
(South Africa)	1,403,234	10,311,494
Specialty Retail		4.78%
Bonjour Holdings Ltd.
(Hong Kong)	82,715,859	12,913,681
Teknosa Ic Ve Dis Ticaret
AS (Turkey)	1,606,703	8,797,203
		21,710,884
Textiles Apparel & Luxury Goods		7.43%
Burberry Group PLC
(United Kingdom)	415,052	10,533,990
Ports Design Ltd. (Hong
Kong)	22,443,439	10,135,223
Xtep International
Holdings Ltd. (Hong
Kong)	31,042,373	13,097,203
		33,766,416
Total Consumer Discretionary
(Cost $158,368,447)		164,133,132

	Shares	Market Value
Consumer Staples		2.12%
Food & Staples Retailing		2.12%
Eurocash S.A. (Poland)	92,192	$1,220,666
Tsuruha Holdings Inc.
(Japan)	152,391	8,408,920
		9,629,586
Total Consumer Staples
(Cost $6,811,247)		9,629,586

Energy		2.09%
Energy Equipment & Services		2.09%
TGS-NOPEC Geophysical
Co. ASA (Norway)	297,235	9,502,643
Total Energy
(Cost $7,872,552)		9,502,643

Financials		14.31%
Capital Markets		6.91%
Ashmore Group PLC
(United Kingdom)	1,237,750	7,837,615
Azimut Holding S.p.A.
(Italy)	480,371	12,379,272
CETIP SA - Mercados
Organizados (Brazil)	786,973	11,201,765
		31,418,652
Diversified Financial Services		1.74%
IG Group Holdings PLC
(United Kingdom)	786,431	7,907,109
Insurance		3.40%
Admiral Group plc
(United Kingdom)	582,133	15,432,024
Thrifts & Mortgage Finance		2.26%
Home Capital Group Inc.
(Canada)	229,003	10,264,949
Total Financials
(Cost $40,983,835)		65,022,734

Health Care		5.56%
Health Care Technology		2.21%
Advanced Computer
Software Group PLC
(United Kingdom)	5,100,410	10,038,115
Pharmaceuticals		3.35%
China Medical System
Holdings Ltd.
(China)	8,719,285	10,676,354
Sino Biopharmaceutical
Ltd. (Hong Kong)	5,624,985	4,557,817
		15,234,171

	Shares	Market Value
Total Health Care
(Cost $19,056,235)		$25,272,286

Industrials		27.98%
Commercial Services & Supplies		11.75%
Credit Corp. Group Ltd.
(Australia)(1)	3,024,321	24,810,554
Mears Group PLC (United
Kingdom)	1,797,307	14,302,912
Prestige International Inc.
(Japan)(1)	1,565,018	14,259,036
		53,372,502
Construction & Engineering		9.56%
Cardno Ltd. (Australia)	3,108,023	18,522,117
Decmil Group Ltd.
(Australia)	6,630,849	11,160,835
Kentz Corp. Ltd. (United
Kingdom)	867,114	13,741,573
		43,424,525
Machinery		4.20%
Andritz AG (Austria)	190,882	11,031,322
Rotork PLC (United
Kingdom)	176,801	8,078,770
		19,110,092
Trading Companies & Distributors		2.47%
Diploma PLC (United
Kingdom)	1,022,694	11,218,970
Total Industrials
(Cost $94,372,187)		127,126,089

Information Technology		10.51%
Electronic Equipment & Instruments		1.59%
PAX Global Technology
Ltd. (Hong Kong)**	10,992,129	7,218,974
IT Services		4.02%
CANCOM SE (Germany)	246,699	12,645,730
KGInicis Co. Ltd. (South
Korea)	506,596	5,632,739
		18,278,469
Software		4.90%
Magic Software
Enterprises Ltd.
(Israel)	1,297,415	9,717,639
Totvs S.A. (Brazil)	727,417	12,526,914
		22,244,553
Total Information Technology
(Cost $45,234,845)		47,741,996

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF JUNE 30, 2014 (continued)
 (UNAUDITED)

	Shares	Market Value
Total Common Stocks
(Cost $372,699,348)		$448,428,466

MONEY MARKET MUTUAL FUNDS		1.18%
Bank of New York
Cash Reserve
(7 Day Yield 0.050%)	7,680	7,680
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	5,341,202	5,341,202
Total Money Market Mutual Funds
(Cost $5,348,882)		5,348,882
Total Investments
(Cost $378,048,230)	99.88%	453,777,348
Other Assets in Excess
of Liabilities	0.12%	565,601
Net Assets	100.00%	$454,342,949

Westcore International Small-Cap Fund
Country Breakdown as of June 30, 2014
(Unaudited)

Country	Market Value	%
United Kingdom	$117,787,679	25.93%
Hong Kong	92,347,789	20.32%
Australia	76,788,246	16.91%
Brazil	23,728,679	5.23%
Japan	22,667,956	4.99%
Canada	18,961,688	4.17%
Germany	16,877,097	3.71%
Italy	12,379,272	2.72%
Austria	11,031,322	2.42%
China	10,676,354	2.35%
South Africa	10,311,494	2.27%
Israel	9,717,639	2.14%
Norway	9,502,643	2.09%
Turkey	8,797,203	1.94%
South Korea	5,632,739	1.24%
United States	5,348,882	1.18%
Poland	1,220,666	0.27%
Total Investments	453,777,348	99.88%
Other Assets in Excess
of Liabilities	565,601	0.12%
Net Assets	$454,342,949	100.00%

Please note the country breakdown is based on the company headquarters.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

(1)     Affiliated Security

**      Non-income producing security.

See Notes to Financial Statements.

Outstanding Forward Foreign Currency Contracts
						Unrealized
Contract	Contracted	Purchase/Sale	Expiration	Value On	Current	Appreciation/
Description	Amount	Contract	Date	Settlement Date	Value	(Depreciation)
CHF	18,147,517	Purchase	9/22/2014	$20,354,334	$20,478,919	$124,585
DKK	47,429,363	Purchase	9/22/2014	8,671,742	8,715,109	43,367
EUR	49,033,651	Purchase	9/22/2014	66,897,590	67,163,251	265,661
ILS	15,944,740	Purchase	9/22/2014	4,632,971	4,644,622	11,651
JPY	10,356,569,649	Purchase	9/22/2014	101,843,222	102,294,530	451,308
NZD	5,803,502	Purchase	9/22/2014	5,015,630	5,040,557	24,927
SEK	129,467,537	Purchase	9/22/2014	19,323,628	19,360,537	36,909
SGD	14,736,962	Purchase	9/22/2014	11,804,509	11,819,323	14,814
						$973,222
AUD	47,691,594	Sale	9/22/2014	$44,599,509	$44,699,024	$(99,515)
BRL	54,351,967	Sale	9/22/2014	23,695,164	24,008,466	(313,302)
CAD	22,006,861	Sale	9/22/2014	20,281,513	20,580,637	(299,124)
GBP	5,898,684	Sale	9/22/2014	10,046,881	10,087,866	(40,985)
HKD	740,503,342	Sale	9/22/2014	95,500,760	95,507,658	(6,898)
KRW	5,825,854,000	Sale	9/22/2014	5,691,033	5,738,062	(47,029)
NOK	22,532,718	Sale	9/22/2014	3,659,687	3,661,536	(1,849)
PLN	3,954,115	Sale	9/22/2014	1,294,233	1,295,189	(956)
TRY	17,914,738	Sale	9/22/2014	8,243,673	8,311,484	(67,811)
ZAR	109,171,605	Sale	9/22/2014	10,080,974	10,120,364	(39,390)
						$(916,859)

WESTCORE FLEXIBLE INCOME FUND AS OF JUNE 30, 2014
 (UNAUDITED)

	Shares	Market Value
CONVERTIBLE PREFERRED STOCKS		1.96%
Utilities		1.96%
Utilities		1.96%
AES Trust III,
6.750%, 10/15/2029	26,100	$1,353,024
Total Utilities
(Cost $1,140,080)		1,353,024
Total Convertible Preferred Stocks
(Cost $1,140,080)		1,353,024

NONCONVERTIBLE PREFERRED
STOCKS		5.75%
Financials		5.75%
Financial Services		1.06%
ING Groep NV (Netherlands),
6.125%	29,000	734,280
Real Estate Investment Trusts (REITs)		4.69%
Diversified (REITs)		1.06%
National Retail Properties Inc.,
6.625%	29,000	732,540
Hotels (REITs)		0.70%
Hersha Hospitality Trust,
8.000%	18,600	480,252
Warehouse-Industrial (REITs)		2.93%
CenterPoint Properties Trust,
5.377%(1)(2)	3,015	2,018,543
Total Financials
(Cost $4,232,379)		3,965,615
Total Nonconvertible Preferred Stocks
(Cost $4,232,379)		3,965,615
	Principal
	Amount	Market Value
CORPORATE BONDS		85.97%
Financials		9.73%
Financial Services		2.30%
Emigrant Capital Trust II - 144A,
2.549%, 4/14/2034(2)(3)	$500,000	$345,000
General Motors Financial Co. Inc,
4.250%, 5/15/2023	425,000	425,531
Provident Funding Associates LP / PFG
Finance Corp.,
10.125%, 2/15/2019(3)	750,000	816,563
		1,587,094
Insurance		1.74%
Zurich Reinsurance Inc.,
7.125%, 10/15/2023	1,000,000	1,197,884

	Principal
	Amount	Market Value
Savings & Loans		0.80%
Washington Mutual Bank,
5.550%, 6/16/2010**(4)	$2,000,000	$553,750
Real Estate Investment Trusts (REITs)		4.89%
Healthcare (REITs)		2.36%
Omega Healthcare Investors Inc.,
6.750%, 10/15/2022	1,500,000	1,628,550
Timber (REITs)		2.53%
Potlatch Corp.,
7.500%, 11/1/2019	1,500,000	1,745,625
Total Financials
(Cost $7,345,102)		6,712,903

Industrials		72.16%
Aerospace & Defense		1.98%
BE Aerospace Inc.,
6.875%, 10/1/2020	1,250,000	1,364,062
Airlines		1.63%
American Airlines 2013-2 Class A
Pass Through Trust - 144A,
4.950%, 1/15/2023(3)	970,400	1,050,458
Atlas Air Inc.,
Pass-Through
Certificates, Series
1999-1, Class A-1,
7.200%, 1/2/2019(1)	30,943	32,180
Continental Airlines Inc.,
Pass-Through
Certificates, Series
1999-1, Class B,
6.795%, 8/2/2018	35,638	37,955
		1,120,593
Autos		4.48%
General Motors Co. - 144A,
4.875%, 10/2/2023(3)	575,000	608,062
Goodyear Tire & Rubber Co.,
8.750%, 8/15/2020	1,644,000	1,956,360
Tenneco Inc.,
7.750%, 8/15/2018	500,000	522,500
		3,086,922
Building Materials		3.68%
USG Corp. - 144A,
8.375%, 10/15/2018(3)	1,500,000	1,585,500
Vulcan Materials Co.,
7.000%, 6/15/2018	825,000	953,906
		2,539,406

	Principal
	Amount	Market Value
Cable		1.79%
Virgin Media/Secured Finance PLC
(United Kingdom),
5.250%, 1/15/2021	$1,160,000	$1,232,500
Cable & Media		0.87%
AMC Networks Inc.,
4.750%, 12/15/2022	600,000	603,000
Commercial Services		1.25%
Iron Mountain Inc.,
8.375%, 8/15/2021	822,000	864,580
Consumer Products		1.93%
Jarden Corp.,
6.125%, 11/15/2022	1,250,000	1,329,688
Consumer Services		0.78%
Service Corp. International,
6.750%, 4/1/2016	500,000	541,250
Energy-Non Utility		16.62%
Concho Resources, Inc.,
5.500%, 4/1/2023	825,000	891,000
Denbury Resources Inc.,
6.375%, 8/15/2021	1,500,000	1,616,250
Enterprise Products Operating LLC,
Series B, 7.034%,
1/15/2068(2)	750,000	856,729
MarkWest Energy Partners LP / MarkWest Energy
Finance Corp.:
6.750%, 11/1/2020	1,425,000	1,553,250
4.500%, 7/15/2023	325,000	333,125
Range Resources Corp.:
5.750%, 6/1/2021	1,000,000	1,085,000
5.000%, 8/15/2022	1,000,000	1,065,000
Sabine Pass LNG LP,
7.500%, 11/30/2016	1,000,000	1,110,000
Tesoro Corp.,
5.375%, 10/1/2022	1,500,000	1,578,750
Whiting Petroleum Corp.,
5.750%, 3/15/2021	1,250,000	1,371,875
		11,460,979
Healthcare		1.93%
DaVita Inc.,
6.625%, 11/1/2020	1,250,000	1,334,375
Leasing		0.95%
Aviation Capital Group Corp. - 144A,
6.750%, 4/6/2021(3)	575,000	651,692

WESTCORE FLEXIBLE INCOME FUND AS OF JUNE 30, 2014 (continued)
 (UNAUDITED)

	Principal
	Amount	Market Value
Leisure		6.90%
Royal Caribbean Cruises Ltd. (Liberia),
5.250%, 11/15/2022	$1,750,000	$1,846,250
Speedway Motorsports Inc.,
6.750%, 2/1/2019	1,253,000	1,334,445
Vail Resorts Inc.,
6.500%, 5/1/2019	1,500,000	1,579,688
		4,760,383
Metals & Mining		4.69%
FMG Resources August 2006 Pty Ltd. - 144A
(Australia),
8.250%, 11/1/2019(3)	1,500,000	1,638,750
Newmont Mining Corp.,
3.500%, 3/15/2022	500,000	482,643
Plains Exploration & Production Co.,
6.125%, 6/15/2019	1,000,000	1,110,000
		3,231,393
Other Industrials		3.64%
AmeriGas Finance LLC / AmeriGas Finance Corp.,
6.750%, 5/20/2020	1,500,000	1,635,000
Mueller Water Products Inc.,
8.750%, 9/1/2020	784,000	875,140
		2,510,140
Packaging & Containers		4.43%
Ball Corp.,
5.750%, 5/15/2021	1,275,000	1,362,656
Crown Americas LLC / Crown Americas
Capital Corp. III,
6.250%, 2/1/2021	1,575,000	1,693,125
		3,055,781
Restaurants		1.18%
Darden Restaurants Inc.,
4.500%, 10/15/2021	775,000	815,078
Retail		2.09%
Limited Brands Inc.,
7.000%, 5/1/2020	1,250,000	1,442,188
Winn-Dixie Stores Inc.,
Series Escrow Units,
4/1/2008**(1)(4)(5)	2,150,000	0
		1,442,188
Technology		1.53%
Amkor Technology Inc.:
7.375%, 5/1/2018	500,000	520,000
6.625%, 6/1/2021	500,000	535,000
		1,055,000

	Principal
	Amount	Market Value
Telecomm & Related		5.81%
Frontier Communications Corp.,
8.500%, 4/15/2020	$1,750,000	$2,073,750
Tuckahoe Credit Lease Trust - 144A,
9.310%, 10/20/2025(1)(3)	1,691,684	1,933,426
		4,007,176
Textiles, Apparel & Luxury Goods		1.97%
Hanesbrands Inc.,
6.375%, 12/15/2020	1,250,000	1,357,812
Transportation		2.03%
Gulfmark Offshore Inc.,
6.375%, 3/15/2022	1,340,000	1,400,300
Total Industrials
(Cost $46,465,633)		49,764,298

Utilities		4.08%
Utilities		4.08%
Calpine Corp Escrow,
8.750%, 7/15/2013**(1)(4)	200,000	0
Calpine Corp. - 144A,
7.500%, 2/15/2021(3)	1,562,000	1,696,722
NRG Energy Inc.,
7.875%, 5/15/2021	1,000,000	1,113,750
		2,810,472
Total Utilities
(Cost $2,706,455)		2,810,472
Total Corporate Bonds
(Cost $56,517,190)		59,287,673

COMMERCIAL MORTGAGE-BACKED
SECURITIES & RESIDENTIAL
MORTGAGE-BACKED SECURITIES		2.90%
Commercial Mortgage-Backed
Securities		2.60%
Advertising		2.60%
Adams Outdoor Advertising LP - 144A,
10.756%, 12/20/2017(3)	700,000	772,060
GTP Towers Issuer LLC - 144A,
8.112%, 2/15/2015(3)	1,000,000	1,021,342
		1,793,402
Total Commercial Mortgage-Backed Securities
(Cost $1,700,000)		1,793,402

	Principal
	Amount	Market Value
Residential Mortgage-Backed
Securities		0.30%
		0.30%
First Horizon Mortgage Pass-Through Trust
2003-7, Series 2003-7,
Class 1A5, 5.250%,
9/25/2033	$209,446	$209,690
Total Residential Mortgage-Backed Securities
(Cost $209,184)		209,690

Total Commercial Mortgage-Backed Securities &
Residential Mortgage-Backed Securities
(Cost $1,909,184)		2,003,092

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		2.33%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	1,604,581	$1,604,581
Total Money Market Mutual Funds
(Cost $1,604,581)		1,604,581
Total Investments
(Cost $65,403,414)	98.91%	68,213,985
Other Assets in Excess
of Liabilities	1.09%	751,453
Net Assets	100.00%	$68,965,438

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE FLEXIBLE INCOME FUND AS OF JUNE 30, 2014 (continued)
 (UNAUDITED)

(1)	This security has been valued in good faith by management under the direction of the Board of Trustees. As of June 30, 2014 these securities represented 5.78% of the Fund’s net assets.
(2)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(3)

This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Market Value	Market Value as Percentage of Net Assets
Adams Outdoor Advertising LP	10.756%	12/20/17	12/3/10	$700,000	$772,060	1.12%
American Airlines 2013-2 Class A Pass
Through Trust	4.950%	1/15/23	7/24/2013 - 7/26/2013	971,015	1,050,458	1.52%^
Aviation Capital Group Corp.	6.750%	4/6/21	12/7/11	553,250	651,692	0.95%^
Calpine Corp.	7.500%	2/15/21	10/18/2010 - 2/2/2012	1,595,579	1,696,722	2.46%^
Emigrant Capital Trust II	2.549%	4/14/34	8/11/04	498,137	345,000	0.50%
FMG Resources August 2006 Pty Ltd.	8.250%	11/1/19	10/18/2013 - 5/30/2014	1,636,527	1,638,750	2.38%^
General Motors Co.	4.875%	10/2/23	6/12/14	606,147	608,062	0.88%^
GTP Towers Issuer LLC	8.112%	2/15/15	2/11/10	1,000,000	1,021,342	1.48%
Provident Funding Associates LP / PFG
Finance Corp.	10.125%	2/15/19	5/20/14	814,357	816,563	1.18%^
Tuckahoe Credit Lease Trust	9.310%	10/20/25	12/11/09	1,516,014	1,933,426	2.80%
USG Corp.	8.375%	10/15/18	11/9/2010 - 10/25/2011	1,463,806	1,585,500	2.30%^
				$11,354,832	$12,119,575	17.57%

^	144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 11.67% of the Fund’s net assets as of June 30, 2014.
(4)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(5)	Security in default on interest payments. The issuer defaulted on the maturity payment, pending the outcome of bankruptcy filing.

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2014
(UNAUDITED)

	Shares	Market Value
NONCONVERTIBLE PREFERRED
STOCKS		0.59%
Financials		0.53%
Financial Services		0.35%
First Tennessee Bank - 144A,
3.750%(1)(2)	1,500	$1,111,218
ING Groep NV (Netherlands),
6.125%	161,818	4,097,232
		5,208,450
Real Estate Investment Trusts
(REITs)		0.18%
Warehouse-Industrial (REITs)		0.18%
CenterPoint Properties Trust,
5.400%(1)(3)	3,900	2,611,050
Total Financials
(Cost $9,452,345)		7,819,500

Utilities		0.06%
Utilities		0.06%
Southern California Edison,
5.070%(1)	7,638	784,327
Total Utilities
(Cost $763,800)		784,327
Total Nonconvertible Preferred Stocks
(Cost $10,216,145)		8,603,827
	Principal
	Amount	Market Value
CORPORATE BONDS		49.88%
Financials		17.77%
Financial Services		10.78%
American Express Credit Corp.,
2.800%, 9/19/2016	$13,800,000	$14,375,405
Bank of America Corp.,
5.000%, 5/13/2021	5,950,000	6,648,268
BB&T Corp.,
6.850%, 4/30/2019	4,150,000	5,046,504
Capital One Financial Corp.,
4.750%, 7/15/2021	6,700,000	7,461,703
Citigroup Inc.,
5.375%, 8/9/2020	5,475,000	6,281,216
City National Corp.,
5.250%, 9/15/2020	16,475,000	18,594,921
Emigrant Capital Trust II - 144A,
2.549%, 4/14/2034(1)(2)	850,000	586,500
First Empire Capital Trust,
8.277%, 6/1/2027	25,000	25,416
First Horizon National Corp.,
5.375%, 12/15/2015	12,525,000	13,253,654

	Principal
	Amount	Market Value
FMR Corp. - 144A,
7.490%, 6/15/2019(2)	$5,000,000	$6,099,890
General Electric Capital Corp.,
2.300%, 4/27/2017	13,950,000	14,416,097
General Motors Financial Co. Inc,
4.250%, 5/15/2023	3,200,000	3,204,000
JPMorgan Chase & Co.,
4.400%, 7/22/2020	7,150,000	7,821,428
PNC Funding Corp.:
4.250%, 9/15/2015	6,845,000	7,148,617
4.375%, 8/11/2020	7,525,000	8,222,274
The Toronto-Dominion Bank (Canada):
2.500%, 7/14/2016	4,625,000	4,792,013
1.400%, 4/30/2018	7,825,000	7,766,172
Union Bank of California,
5.950%, 5/11/2016	3,100,000	3,387,615
Validus Holdings Ltd. (Bermuda),
8.875%, 1/26/2040	5,175,000	7,448,854
Wachovia Corp.,
5.625%, 10/15/2016	14,250,000	15,710,611
		158,291,158
Insurance		1.15%
Berkshire Hathaway Finance Corp.,
1.600%, 5/15/2017	5,325,000	5,411,723
PartnerRe Finance B LLC,
5.500%, 6/1/2020	9,700,000	11,045,506
Prudential Financial,
Series MTNB,
4.346%, 5/12/2015(1)	221,537	223,855
Zurich Reinsurance Inc.,
7.125%, 10/15/2023	200,000	239,577
		16,920,661
Savings & Loans		0.09%
Washington Mutual Bank,
2.969%,
6/16/2010**(4)	5,000,000	1,384,375
Real Estate Investment Trusts
(REITs)		5.75%
Cell Tower (REITs)		0.28%
American Tower Corp.,
5.900%, 11/1/2021	3,575,000	4,128,099
Diversified (REITs)		1.16%
Washington REIT:
4.950%, 10/1/2020	13,825,000	15,039,167
3.950%, 10/15/2022	2,025,000	2,032,150
		17,071,317
Healthcare (REITs)		1.56%
Omega Healthcare Investors Inc.,
6.750%, 10/15/2022	10,420,000	11,312,994

	Principal
	Amount	Market Value
Ventas Realty LP / Ventas Capital Corp.,
4.750%, 6/1/2021	$10,500,000	$11,523,529
		22,836,523
Hotels (REITs)		0.42%
Host Hotels & Resorts LP,
6.000%, 11/1/2020	5,575,000	6,085,715
Regional Malls (REITs)		0.89%
Simon Property Group LP:
7.375%, 6/15/2018	2,868,000	3,451,285
4.375%, 3/1/2021	8,775,000	9,657,634
		13,108,919
Shopping Centers (REITs)		0.04%
Weingarten Realty Investors,
6.640%, 7/15/2026	545,000	631,725
Timber (REITs)		1.40%
Plum Creek Timberland,
5.875%, 11/15/2015	2,400,000	2,548,737
Potlatch Corp.,
7.500%, 11/1/2019	15,521,000	18,062,564
		20,611,301
Total Financials
(Cost $251,082,871)		261,069,793

Industrials		26.36%
Airlines		0.74%
American Airlines 2013-2 Class A Pass Through
Trust,
4.950%, 1/15/2023(2)	10,067,904	10,898,506
Autos		1.15%
BMW US Capital Inc. - 144A,
5.730%, 5/1/2015(2)(3)	12,000,000	12,488,400
General Motors Co. - 144A,
4.875%, 10/2/2023(2)	4,200,000	4,441,500
		16,929,900
Cable & Media		1.44%
AMC Networks Inc.,
4.750%, 12/15/2022	2,650,000	2,663,250
CBS Corp.,
8.875%, 5/15/2019	8,875,000	11,515,872
Time Warner Inc.,
9.150%, 2/1/2023	2,410,000	3,342,272
Virgin Media/Secured Finance PLC (United
Kingdom),
5.250%, 1/15/2021	3,460,000	3,676,250
		21,197,644

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2014 (continued)
 (UNAUDITED)

	Principal
	Amount	Market Value
Chemicals		1.00%
The Dow Chemical Co.,
8.550%, 5/15/2019	$11,375,000	$14,634,165
Energy-Non Utility		7.28%
Anadarko Finance Co.,
Series B, 7.500%,
5/1/2031	11,100,000	15,133,917
Burlington Resources Inc.,
6.875%, 2/15/2026	1,000,000	1,228,480
Concho Resources, Inc.,
5.500%, 4/1/2023	3,800,000	4,104,000
Devon Energy Corp.,
3.250%, 5/15/2022	11,500,000	11,598,164
MarkWest Energy Partners LP / MarkWest Energy
Finance Corp.:
6.750%, 11/1/2020	6,820,000	7,433,800
4.500%, 7/15/2023	2,484,000	2,546,100
Range Resources Corp.,
5.750%, 6/1/2021	15,450,000	16,763,250
Sabine Pass LNG LP,
7.500%, 11/30/2016	6,625,000	7,353,750
Southwestern Energy Co.,
7.500%, 2/1/2018	5,520,000	6,583,317
Tennessee Gas Pipeline Co.:
7.000%, 3/15/2027	75,000	94,831
7.000%, 10/15/2028	9,775,000	12,529,282
8.375%, 6/15/2032	2,600,000	3,648,102
Tesoro Corp.,
5.375%, 10/1/2022	3,790,000	3,988,975
Transcontinental Gas Pipe Line,
6.400%, 4/15/2016	5,725,000	6,259,721
Whiting Petroleum Corp.,
5.750%, 3/15/2021	7,000,000	7,682,500
		106,948,189
Food & Beverages		2.53%
Anheuser-Busch InBev Worldwide Inc. (Belgium),
7.750%, 1/15/2019	11,550,000	14,281,482
The Coca-Cola Co.,
1.500%, 11/15/2015	6,000,000	6,091,410
PepsiCo Inc.,
2.500%, 5/10/2016	15,000,000	15,529,755
WM Wrigley Jr. Co.,
4.650%, 7/15/2015	1,125,000	1,171,258
		37,073,905
Leisure		1.34%
Royal Caribbean Cruises Ltd.,
5.250%, 11/15/2022	8,425,000	8,888,375
Starwood Hotels & Resorts Worldwide Inc.,
6.750%, 5/15/2018	9,170,000	10,799,583
		19,687,958

	Principal
	Amount	Market Value
Metals & Mining		0.70%
BHP Billiton Finance USA Ltd. (Australia),
6.500%, 4/1/2019	$5,025,000	$6,052,743
Newmont Mining Corp.,
3.500%, 3/15/2022	4,325,000	4,174,862
		10,227,605
Other Industrials		0.59%
AmeriGas Finance LLC / AmeriGas Finance Corp.,
6.750%, 5/20/2020	7,975,000	8,692,750
Packaging & Containers		0.91%
Ball Corp.,
5.750%, 5/15/2021	6,525,000	6,973,594
Crown Americas LLC / Crown Americas Capital
Corp. III,
6.250%, 2/1/2021	6,000,000	6,450,000
		13,423,594
Paper & Forestry		0.61%
West Fraser Timber Co. Ltd. - 144A (Canada),
5.200%,
10/15/2014(2)	8,825,000	8,945,329
Restaurants		0.81%
Darden Restaurants Inc.,
4.500%, 10/15/2021	11,325,000	11,910,661
Retail		2.91%
Costco Wholesale Corp.,
1.700%, 12/15/2019	13,975,000	13,778,539
Kohl’s Corp.,
3.250%, 2/1/2023	11,650,000	11,285,635
Wal-Mart Stores Inc.,
7.550%, 2/15/2030	12,400,000	17,662,845
		42,727,019
Telecomm & Related		3.03%
America Movil SAB de CV (Mexico),
5.000%, 10/16/2019	6,975,000	7,870,590
AT&T, Inc.:
2.375%, 11/27/2018	7,300,000	7,429,130
Series WI, 5.350%,
9/1/2040	3,450,000	3,760,124
Frontier Communications Corp.,
8.500%, 4/15/2020	7,400,000	8,769,000
Tuckahoe Credit Lease Trust - 144A,
9.310%,
10/20/2025(2)(3)	4,323,193	4,940,977
Verizon Communications, Inc.,
5.150%, 9/15/2023	10,475,000	11,738,002
		44,507,823

	Principal
	Amount	Market Value
Tobacco		0.52%
Philip Morris International, Inc.,
2.625%, 3/6/2023	$7,825,000	$7,609,061
Transportation		0.80%
Burlington Northern Santa Fe Corp.:
5.750%, 3/15/2018	3,325,000	3,814,829
4.575%, 1/15/2021(3)	740,526	801,620
6.150%, 5/1/2037	4,325,000	5,396,376
CSX Transportation Inc.,
9.750%, 6/15/2020	1,250,000	1,693,139
		11,705,964
Total Industrials
(Cost $365,633,825)		387,120,073

Utilities		5.75%
Utilities		5.75%
Calpine Corp. - 144A,
7.500%, 2/15/2021(2)	6,524,000	7,086,695
Commonwealth Edison Co.,
Series 104, 5.950%,
8/15/2016	7,375,000	8,142,981
Consumers Energy Co.,
Series B, 6.875%,
3/1/2018	1,564,000	1,824,897
Duke Energy Carolinas LLC:
Series C, 7.000%,
11/15/2018	4,285,000	5,197,444
3.900%, 6/15/2021	4,275,000	4,646,587
FPL Group Capital Inc.:
2.600%, 9/1/2015	3,200,000	3,270,211
6.350%, 10/1/2066(1)	2,900,000	2,861,596
Georgia Power Co.,
Series 07-A,
5.650%, 3/1/2037	850,000	1,019,756
Nevada Power Co.:
Series M, 5.950%,
3/15/2016	3,287,000	3,572,479
Series R, 6.750%,
7/1/2037	2,850,000	3,906,669
NRG Energy Inc.,
7.875%, 5/15/2021	3,675,000	4,093,031
Oncor Electric Delivery Co. LLC,
7.000%, 9/1/2022	13,178,000	16,859,999
Public Service Co. of Oklahoma,
6.150%, 8/1/2016	3,075,000	3,383,232
San Diego Gas & Electric Co.,
6.000%, 6/1/2026	3,550,000	4,428,646
Tenaska Alabama II Partners LP - 144A,
6.125%, 3/30/2023(2)	194,430	217,260
Tenaska Virginia Partners LP - 144A,
6.119%, 3/30/2024(2)	176,401	195,918
Westar Energy Inc.,
8.625%, 12/1/2018	9,950,000	12,756,328

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2014 (continued)
 (UNAUDITED)

	Principal
	Amount	Market Value
WPD Holdings Inc - 144A (United Kingdom),
7.250%,
12/15/2017(2)	$875,000	$1,009,020
		84,472,749
Total Utilities
(Cost $75,430,248)		84,472,749
Total Corporate Bonds
(Cost $692,146,944)		732,662,615

MUNICIPAL BONDS		2.17%
Washington		1.38%
Washington State Build America Bonds:
Series Fuel Sales
Tax Revenue,
5.090%, 8/1/2033	5,900,000	6,759,689
Series AD Valorem
Property Tax,
5.481%, 8/1/2039	8,400,000	10,243,380
Washington State Convention Center Public
Facilities District,
Series Hotel
Occupancy Tax,
6.790%, 7/1/2040	2,725,000	3,284,061
		20,287,130

District Of Columbia		0.79%
Metropolitan Washington Airports Authority Dulles
Toll Road Revenue,
7.462%, 10/1/2046	8,600,000	11,584,630
Total Municipal Bonds
(Cost $30,705,480)		31,871,760

ASSET-BACKED SECURITIES,
COMMERCIAL MORTGAGE-BACKED
SECURITIES, RESIDENTIAL
MORTGAGE-BACKED SECURITIES
& AGENCY MORTGAGE-BACKED
SECURITIES		33.42%
Asset-Backed Securities		2.19%
Aircraft Lease Securitisation Ltd. - 144A,
Series 2007-1A,
Class G3, 0.412%,
5/10/2032(1)(2)	4,136,185	4,022,440
Centerpoint Energy Transition Bond Co. III LLC,
Series 2008-A,
Class A1, 4.192%,
2/1/2020	1,954,277	2,033,913
Honda Auto Receivables Owner Trust,
Series 2012-2,
Class A4, 0.910%,
6/15/2015	4,200,000	4,221,550

	Principal
	Amount	Market Value
Marriott Vacation Club Owner Trust - 144A,
Series 2010-1A,
Class A, 3.540%,
10/20/2032(2)	$3,369,828	$3,472,904
Toyota Auto Receivables Owner Trust:
Series 2012-A,
Class A3, 0.750%,
2/16/2016	5,092,840	5,101,259
Series 2012-A,
Class A4, 0.990%,
8/15/2017	5,000,000	5,028,770
World Financial Network Credit Card Master
Trust,
Series 2011-A,
Class A, 1.680%,
8/15/2018	8,250,000	8,274,832
Total Asset-Backed Securities
(Cost $31,786,885)		32,155,668

Commercial Mortgage-Backed
Securities		3.55%
Adams Outdoor Advertising LP - 144A:
5.438%,
12/20/2017(2)	7,509,458	7,946,133
10.756%,
12/20/2017(2)	6,300,000	6,948,541
Crown Castle Towers LLC - 144A:
5.495%, 1/15/2017(2)	4,500,000	4,859,005
6.113%, 1/15/2020(2)	8,975,000	10,574,776
4.883%, 8/15/2020(2)	5,900,000	6,524,586
GTP Towers Issuer LLC - 144A,
8.112%, 2/15/2015(2)	15,000,000	15,320,130
Total Commercial Mortgage-Backed Securities
(Cost $48,184,458)		52,173,171

Residential Mortgage-Backed
Securities		2.82%
American Home Mortgage Investment Trust
2004-4,
Series 2004-4,
Class 6A1, 5.500%,
2/25/2045	5,381,574	5,665,732
Banc of America Funding Trust:
Class 2A4, 5.500%,
8/1/2035	581,169	578,646
Series 2005-4,
Class 1A4, 5.500%,
8/1/2035	291,830	293,159
Banc of America Mortgage Securities Inc.:
Series 2003-G,
Class 2A1, 2.733%,
8/25/2033(1)	4,158,433	4,216,422
Series 2005-8,
Class A14, 5.500%,
9/25/2035	611,728	200,689

	Principal
	Amount	Market Value
Banc of America Mortgage Trust,
Series 2003-E,
Class 3A1, 2.622%,
6/25/2033(1)	$3,221,786	$3,244,267
Bear Stearns Co.,
Series 2003-AC4,
Class A, 5.500%,
9/25/2033(5)	5,196,912	5,398,371
Countrywide Asset-Backed Certificates,
Series 2005-1,
Class AF6, 5.030%,
7/25/2035(1)	3,289,734	3,364,563
GSR Mortgage Loan Trust 2005-3F,
Series 2005-3F,
Class 2A3, 6.000%,
3/25/2035	3,326,264	3,457,595
RAMP Series Trust,
Series 2006-EFC2,
Class A3, 0.312%,
12/25/2036(1)	4,198,694	3,926,396
CHL Mortgage Pass-Through Trust 2004-HYB2,
Series 2004-HYB2,
Class 5A, 2.470%,
7/20/2034	5,044,995	4,978,543
JP Morgan Mortgage Trust 2013-2 - 144A,
Series 2013-2,
Class A2, 3.500%,
12/25/2030(2)	6,063,916	6,115,896
		11,094,439
Total Residential Mortgage-Backed Securities
(Cost $41,409,343)		41,440,279

Agency Mortgage-Backed
Securities		24.86%
FHLMC:
Pool #781958,
5.042%, 9/1/2034(1)	230,739	242,074
Gold Pool #G08061,
5.500%, 6/1/2035	252,225	283,493
Gold Pool #G08079,
5.000%, 9/1/2035	3,253,581	3,608,953
Gold Pool #G01960,
5.000%, 12/1/2035	973,826	1,080,272
Gold Pool #A41748,
5.000%, 1/1/2036	1,324,865	1,471,846
Gold Pool #A42128,
5.500%, 1/1/2036	1,057,173	1,182,046
Gold Pool #G02064,
5.000%, 2/1/2036	1,580,012	1,751,947
Gold Pool #G05200,
5.000%, 5/1/2036	4,823,395	5,349,179
Gold Pool #G02252,
5.500%, 7/1/2036	3,079,576	3,439,781
Gold Pool #G02386,
6.000%, 11/1/2036	2,167,811	2,440,574
Pool #1G1317,
5.921%, 11/1/2036(1)	1,397,154	1,500,960

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2014 (continued)
 (UNAUDITED)

	Principal
	Amount	Market Value
Gold Pool #G03189,
6.500%, 9/1/2037	$4,097,447	$4,619,028
Pool #A86876,
5.000%, 6/1/2039	3,995,222	4,420,662
Gold Pool #A91161,
4.500%, 2/1/2040	5,754,703	6,230,053
Pool #A92533,
4.500%, 6/1/2040	6,286,857	6,805,272
Pool #A93505,
4.500%, 8/1/2040	8,298,031	8,986,095
Pool #A97047,
4.500%, 2/1/2041	6,472,725	7,005,747
Pool #A97620,
4.500%, 3/1/2041	11,750,833	12,721,452
Gold Pool #Q05168,
4.000%, 12/1/2041	19,390,146	20,554,427
Gold Pool #Q05601,
4.000%, 1/10/2042	11,418,347	12,103,961
Gold Pool #C03789,
4.000%, 3/1/2042	10,078,142	10,683,284
FNMA:
Pool #932361,
4.000%, 1/1/2025	6,002,621	6,417,090
Pool #AC8938,
4.500%, 1/1/2025	8,336,337	8,936,453
Pool #AD4268,
4.500%, 3/1/2025	5,131,848	5,475,913
Pool #AL2840,
2.500%, 11/1/2027	13,933,872	14,172,545
Pool #AB4853,
3.000%, 4/1/2032	20,698,160	21,110,384
Pool #MA1201,
3.500%, 10/1/2032	20,102,921	21,063,459
Pool #725705,
5.000%, 8/1/2034	492,781	548,860
Pool #735288,
5.000%, 3/1/2035	2,695,083	3,000,455
Pool #255706,
5.500%, 5/1/2035	2,625,737	2,948,196
Pool #735897,
5.500%, 10/1/2035	2,017,880	2,263,325
Pool #850582,
5.500%, 1/1/2036	744,325	834,021
Pool #745275,
5.000%, 2/1/2036	2,894,505	3,218,751
Pool #845471,
5.000%, 5/1/2036	662,966	720,814
Pool #888016,
5.500%, 5/1/2036	3,361,195	3,768,813
Pool #190377,
5.000%, 11/1/2036	2,767,608	3,077,671
Pool #256526,
6.000%, 12/1/2036	2,863,908	3,141,458
Pool #888405,
5.000%, 12/1/2036	563,440	625,959
Pool #907772,
6.000%, 12/1/2036	585,689	614,666

	Principal
	Amount	Market Value
Pool #910881,
5.000%, 2/1/2037	$2,362,693	$2,569,316
Pool #889108,
6.000%, 2/1/2038	2,277,348	2,562,950
Pool #889579,
6.000%, 5/1/2038	3,823,366	4,307,018
Pool #995373,
4.500%, 2/1/2039	16,620,033	18,000,210
Pool #995838,
5.500%, 5/1/2039	3,046,365	3,406,339
Pool #AE0395,
4.500%, 10/1/2040	12,479,597	13,517,949
Pool #AE0949,
4.000%, 2/1/2041	23,573,486	25,039,852
Pool #AJ1407,
4.000%, 9/1/2041	9,843,196	10,456,949
Pool #AL0933,
5.000%, 10/1/2041(6)	3,291,432	3,660,317
Pool #AL2625,
3.500%, 10/1/2042	14,256,996	14,686,644
Pool # MA1273,
3.500%, 12/1/2042	14,209,699	14,637,922
Pool #AL4010,
3.500%, 7/1/2043	21,677,151	22,358,681
Pool #MA1700,
4.500%, 12/1/2043	7,849,878	8,501,756
GNMA,
Pool #550656,
5.000%, 9/15/2035	424,334	466,751
Ginnie Mae II pool,
Pool #G24496,
5.000%, 7/20/2039	2,307,918	2,563,916
Total Agency Mortgage-Backed Securities
(Cost $357,685,878)		365,156,509

Total Asset-Backed Securities, Commercial
Mortgage-Backed Securities, Residential
Mortgage-Backed Securities & Agency
Mortgage-Backed Securities
(Cost $479,066,564)		490,925,627

U.S. GOVERNMENT & AGENCY
OBLIGATIONS		0.00%(7)
FNMA,
8.200%, 3/10/2016	55,000	62,127
Total U.S. Government & Agency Obligations
(Cost $53,982)		62,127

U.S. TREASURY BONDS & NOTES		13.03%
U.S. Treasury Bond:
4.125%, 5/15/2015	14,750,000	15,265,380
2.750%, 2/15/2019	3,245,000	3,424,617
3.375%, 11/15/2019	5,975,000	6,492,447
2.625%, 8/15/2020	7,345,000	7,643,104
3.125%, 5/15/2021	1,055,000	1,126,130

	Principal
	Amount	Market Value
2.000%, 11/15/2021	$4,655,000	$4,595,905
6.750%, 8/15/2026	1,350,000	1,920,164
5.000%, 5/15/2037	15,050,000	19,508,563
2.750%, 8/15/2042	3,500,000	3,124,023
2.625%, 4/30/2016	9,520,000	9,910,472
1.625%, 8/15/2022	930,000	882,701
5.375%, 2/15/2031	5,740,000	7,529,715
4.375%, 2/15/2038	12,025,000	14,334,173
4.375%, 11/15/2039	15,000,000	17,932,035
4.750%, 2/15/2041	22,850,000	28,983,808
U.S. Treasury Note:
0.250%, 2/15/2015	5,340,000	5,346,152
1.250%, 10/31/2015	20,825,000	21,120,298
1.000%, 8/31/2016(8)	22,020,000	22,247,951
		191,387,638
Total U.S. Treasury Bonds & Notes
(Cost $182,496,593)		191,387,638
	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		0.41%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	5,948,241	5,948,241
Total Money Market Mutual Funds
(Cost $5,948,241)		5,948,241
Total Investments
(Cost $1,400,633,949)	99.50%	1,461,461,835
Other Assets in Excess
of Liabilities	0.50%	7,344,861
Net Assets	100.00%	$1,468,806,696

**  Non-income producing security.

See Notes to Financial Statements.

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2014 (continued)

(UNAUDITED)

(1)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(2)

This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Market Value	Market Value as Percentage of Net Assets
Adams Outdoor Advertising LP	5.438%	12/20/17	12/3/10	$4,509,458	$7,946,133	0.54%
Adams Outdoor Advertising LP	10.756%	12/20/17	12/3/10	6,300,000	6,948,541	0.47%
Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3	0.459%	5/10/32	4/26/12	3,922,691	4,022,440	0.27%^
American Airlines 2013-2 Class A Pass Through Trust	4.950%	1/15/23	7/24/2013 - 1/28/2014	10,314,707	10,898,506	0.74%^
BMW US Capital Inc.	5.730%	11/1/15	10/16/07	12,000,000	12,488,400	0.85%
Calpine Corp.	7.500%	2/15/21	10/18/2010 - 10/19/2010	6,531,979	7,086,695	0.48%^
Crown Castle Towers LLC	5.495%	1/15/17	1/8/10	4,500,000	4,859,005	0.33%^
Crown Castle Towers LLC	6.113%	1/15/20	1/8/10	8,975,000	10,574,776	0.72%^
Crown Castle Towers LLC	4.883%	8/15/20	7/29/10	5,900,000	6,524,586	0.44%^
Emigrant Capital Trust II	2.549%	4/14/34	8/11/04	846,833	586,500	0.04%
First Tennessee Bank	3.750%	–	3/16/05	1,500,000	1,111,219	0.08%
FMR Corp.	7.490%	6/15/19	3/6/07	5,441,961	6,099,890	0.42%^
General Motors Co.	4.875%	10/2/23	6/12/14	4,427,529	4,441,500	0.30%^
GTP Towers Issuer LLC	8.112%	2/15/15	2/11/10	15,000,000	15,320,130	1.04%
JP Morgan Mortgage Trust 2013-2	3.500%	12/25/30	6/10/13	6,124,121	6,115,896	0.42%^
Marriott Vacation Club Owner Trust, Series 2010-1A, Class A	3.540%	12/20/32	11/5/10	3,369,481	3,472,904	0.24%^
Tenaska Alabama II Partners LP	6.125%	3/30/23	10/9/2003 - 9/4/2009	195,861	217,260	0.01%^
Tenaska Virginia Partners LP	6.119%	3/30/24	4/29/2004 - 1/19/2005	176,335	195,918	0.01%^
Tuckahoe Credit Lease Trust	9.310%	10/20/25	12/11/09	3,874,259	4,940,977	0.34%
West Fraser Timber Co. Ltd.	5.200%	10/15/14	6/12/2006 - 8/3/2009	8,749,464	8,945,329	0.61%^
WPD Holdings Inc (United Kingdom)	7.250%	12/15/17	10/15/2003 - 6/30/2006	865,576	1,009,020	0.07%^
				$113,525,255	$123,805,625	8.42%

^	144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 5.06% of the Fund’s net assets as of June 30, 2014.
(3)	This security has been valued in good faith by management under the direction of the Board of Trustees. As of June 30, 2014 these securities represented 1.42% of the Fund’s net assets.
(4)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(5)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2014.
(6)	When - Issued Security.
(7)	Less than 0.005%
(8)	This security is segregated to cover the purchase price of when-issued/forward commitment securities held as of June 30, 2014 (Note 2).

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2014
(UNAUDITED)

	Principal
	Amount	Market Value
CERTIFICATES OF PARTICIPATION		19.77%
Auraria Higher Education Center,
6.000%, 5/1/2024,
Optional 11/1/2019 @
100.00	$499,000	$561,450
City of Aurora:
5.000%, 12/1/2026,
Optional 12/1/2019 @
100.00	1,000,000	1,137,710
5.000%, 12/1/2030,
Optional 12/1/2019 @
100.00	875,000	980,814
City of Westminster Co.,
4.000%, 12/1/2024,
Optional 12/1/2023 @
100.00	1,215,000	1,297,498
Colorado State Higher Education Capital
Construction Lease Purchase Program:
5.250%, 11/1/2023,
Optional 11/1/2018 @
100.00	1,000,000	1,139,860
5.000%, 11/1/2025	1,000,000	1,172,980
Colorado State, University of Colorado at
Denver Health Sciences Center Fitzsimons
Academic:
5.000%, 11/1/2018,
Prerefunded 11/01/15
@ 100.00, NATL-RE	700,000	744,821
4.500%, 11/1/2022	550,000	624,250
Denver City & County, Denver Botanic Gardens,
5.250%, 12/1/2024,
Optional 12/1/2018 @
100.00	625,000	710,625
Douglas & Elbert Counties School District Re-1:
5.000%, 1/15/2025,
Optional 1/15/2019 @
100.00	1,000,000	1,115,600
5.000%, 1/15/2029,
Optional 1/15/2023 @
100.00	705,000	791,264
Eagle County, Justice Center Project,
5.250%, 12/1/2023,
Optional 12/1/2018 @
100.00	500,000	548,965
El Paso County School District No. 49 Falcon,
5.000%, 12/15/2028,
Optional 12/15/17 @
100.00	800,000	884,408
El Paso County School District No 49 Falcon,
5.125%, 12/15/2028,
Optional 12/15/2016
@ 100.00	2,000,000	2,164,180
Garfield County Public Library District,
5.000%, 12/1/2024,
Optional 12/1/2019 @
100.00	675,000	722,439

	Principal
	Amount	Market Value
Pueblo Co., Police Complex Project,
5.500%, 8/15/2018,
AGM	$500,000	$571,580
Regional Transportation District:
4.500%, 6/1/2019,
Prerefunded 6/1/2015
@ 100.00, AMBAC	620,000	644,428
5.000%, 6/1/2020	1,200,000	1,397,556
5.000%, 12/1/2022,
Optional 12/1/2017 @
100.00, AMBAC	1,000,000	1,115,240
Regional Transportation District,
5.000%, 6/1/2026,
Optional 6/1/2023 @
100.00(1)	1,500,000	1,699,155
Regional Transportation District,
5.000%, 6/1/2018	1,650,000	1,878,673
State of Colorado, Building Excellent Schools Today,
5.000%, 3/15/2024,
Optional 3/15/2021 @
100.00	1,000,000	1,142,040
Rangeview Library District,
Series
Lease(Renewal),
5.000%, 12/15/2022,
Optional 12/15/2018
@ 100.00,	1,815,000	2,047,356
Town of Parker Co.,
Series
Lease(Renewal),
5.000%, 11/1/2030,
Optional 11/15/2023
@100.00,	1,150,000	1,295,970
Total Certificates of Participation
(Cost $25,524,581)		$26,388,862

GENERAL OBLIGATION BONDS		18.17%
County-City-Special District-School
District		18.17%
Adams 12 Five Star Schools,
zero coupon,
12/15/2024, Optional
12/15/2016 @ 67.784,
FGIC	2,385,000	1,535,988
Arapahoe County School District No. 1 Englewood:
5.000%, 12/1/2028,
Optional 12/1/2021 @
100.00	975,000	1,116,931
Series AD Valorem
Property Tax, 5.000%,
12/1/2029, Optional
12/1/2021 @ 100.00,	2,440,000	2,781,185

Boulder Larimer & Weld Counties St. Vrain Valley	Principal	Market Value
School District Re-1J,	Amount
5.000%, 12/15/2026,
Optional 12/15/2016
@ 100.00	$1,000,000	$1,101,180
City & County of Denver Justice System,
5.000%, 8/1/2025,
Optional 8/1/2018 @
100.00	750,000	864,375
Denver City & County School District No. 1,
5.500%, 12/1/2022,
FGIC	500,000	623,015
Douglas & Elbert Counties School District Re-1,
zero coupon,
12/15/2022	1,660,000	1,337,810
Eagle, Garfield & Routt Counties School District
Re-50J,
5.000%, 12/1/2026,
Prefunded 12/01/16
@ 100.00, AGM	2,500,000	2,773,750
Garfield County, Garfield School District Re-2:
5.000%, 12/1/2024,
Prerefunded
12/1/2016 @ 100.00,
AGM	800,000	887,600
4.750%, 12/1/2025,
Optional 12/1/2016 @
100.00, AGM	1,000,000	1,087,600
5.000%, 12/1/2027,
Prerefunded
12/1/2016 @ 100.00,
AGM	250,000	277,375
Garfield, Pitkin & Eagle Counties Roaring Fork
School District Re-1:
5.000%, 12/15/2023,
Optional 12/15/2021
@ 100.00	1,500,000	1,772,445
5.000%, 12/15/2024,
Optional 12/15/2021
@ 100.00	1,500,000	1,741,275
Ignacio School District No. 11JT:
5.250%, 12/1/2024,
Optional 12/1/2021 @
100.00	500,000	590,260
5.000%, 12/1/2029,
Optional 12/1/2021 @
100.00	1,000,000	1,129,160
Jefferson County School District R-1,
5.250%, 12/15/2025,
Prerefunded
12/15/2016 @ 100.00,
AGM	500,000	558,670
La Plata County School District No. 9-R Durango:
4.500%, 11/1/2023,
Optional 11/1/2021 @
100.00	1,000,000	1,129,550

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2014 (continued)
 (UNAUDITED)

	Principal
	Amount	Market Value
5.000%, 11/1/2024,
Optional 11/1/2021 @
100.00	$1,000,000	$1,162,050
Moffat County School District Re-1 Craig,
5.250%, 12/1/2026,
Optional 12/1/2017 @
100.00, AGM	1,030,000	1,148,131
Rio Blanco County School District Re-1 Meeker,
5.250%, 12/1/2022,
Optional 12/1/2018 @
100.00	575,000	634,317
Total General Obligation Bonds
(Cost $23,516,313)		$24,252,667

GENERAL OBLIGATION UNLTD		6.52%
Development		0.64%
Central Platte Valley Metropolitan District,
5.500%, 12/1/2029,
Optional 12/1/2023
@100.00	750,000	851,332
Facilities		2.69%
Clear Creek Metropolitan Recreation District,
2.500%, 12/1/2017	1,430,000	1,497,325
Tallyns Reach Metropolitan District No 3,
Series AD Valorem
Property Tax, 4.000%,
12/1/2021, Mandatory
Sinking Fund, 2017-
2021 @100.00,	1,930,000	2,093,413
		3,590,738
General Obligation		0.88%
South Suburban Park & Recreation District,
5.000%, 12/15/2019	1,000,000	1,175,620
School District		2.31%
Grand County School District No 2 East Grand,
5.250%, 12/1/2026,
Optional 12/1/2017 @
100.00	2,695,000	3,078,148
Total General Obligation Unltd
(Cost $8,518,618)		$8,695,838

REVENUE BONDS		45.75%
Airports		3.11%
City & County of Denver Airport Series A Revenue:
5.000%, 11/15/2018,
Optional 11/15/2015
@ 100.00, XLCA	1,000,000	1,062,910
5.000%, 11/15/2025,
Optional 11/15/2015
@ 100.00	1,840,000	1,951,578

	Principal
	Amount	Market Value
5.250%, 11/15/2028,
Optional 11/15/2019
@ 100.00	$1,000,000	$1,135,130
		4,149,618
Education		0.39%
Colorado Educational & Cultural Facilities
Authority,
Series Charter
School Aid, 5.625%,
1/15/2044, Mandatory
Sinking Fund
1/15/2015 @ 100.00,	510,000	523,806
General		8.42%
Boulder County Open Space Capital Improvement
Trust Fund:
Series B, 5.250%,
7/15/2024, Optional
7/15/2021 @ 100.00,	1,000,000	1,175,650
5.000%, 12/15/2025,
Optional 12/15/2018
@ 100.00	1,000,000	1,143,160
City & County of Denver Co.,
5.250%, 9/1/2018	1,500,000	1,723,440
City of Commerce City Co.:
5.000%, 8/1/2026,
Optional 8/1/2024
@100.00	350,000	404,222
5.000%, 8/1/2028,
Optional 8/1/2024
@100.00	600,000	680,772
Denver CO Convention,
5.000%, 12/1/2035,
Optional 11/1/2016 @
100.00	1,060,000	1,072,222
Denver Convention Center Hotel Authority,
4.750%, 12/1/2035,
Optional 11/1/2016 @
100.00	300,000	301,386
Grand Junction,
5.000%, 3/1/2022,
Optional 9/1/2021 @
100.00	500,000	582,905
Plaza Metropolitan District No 1,
5.000%, 12/1/2022	1,000,000	1,078,200
Regional Transportation District, Colorado Sales
Tax Revenue, Series A,
5.000%, 11/1/2027,
Prerefunded
11/1/2016 @ 100.00,
AMBAC	575,000	637,353
Town of Castle Rock Co.,
5.000%, 6/1/2029,
Optional 6/1/2023 @
100.00	1,630,000	1,850,457

	Principal
	Amount	Market Value
Town of Castle Rock Sales and Use Tax Revenue,
6.000%, 6/1/2023,
Optional 6/1/2018 @
100.00, AGM	$500,000	$583,490
		11,233,257
Higher Education		4.69%
Colorado Educational & Cultural Facilities
Authority:
4.000%, 3/1/2024,
Optional 3/1/2023 @
100.00	500,000	543,440
4.000%, 3/1/2025,
Optional 3/1/2023 @
100.00	500,000	538,270
University of Denver,
5.000%, 3/1/2018,
Optional 9/1/2015 @
100.00, NATL-RE	500,000	525,595
Colorado Mesa University,
5.125%, 5/15/2037,
Optional 5/15/2017 @
100.00	25,000	25,870
Colorado School of Mines,
5.000%, 12/1/2028,
Optional 12/1/2022 @
100.00	350,000	400,008
Colorado State Board of Governors University -
Enterprise Revenue Bonds:
5.000%, 12/1/2020,
Prerefunded
12/1/2015 @ 100.00,
XLCA	500,000	533,285
5.250%, 3/1/2024,
Prerefunded 3/1/2017
@ 100.00	75,000	84,427
5.000%, 3/1/2026,
Optional 3/1/2022 @
100.00	1,000,000	1,143,300
5.000%, 3/1/2029,
Optional 3/1/2022 @
100.00	1,500,000	1,688,610
University of Colorado Enterprise Systems
Revenue,
5.000%, 6/1/2026,
Prerefunded 6/1/2015
@ 100.00	750,000	782,962
		6,265,767
Medical		16.01%
Aspen Valley Hospital District:
5.000%, 10/15/2021,
Optional 10/15/2016
@ 100.00	600,000	618,354
5.000%, 10/15/2030,
Optional 10/15/2022
@ 100.00	1,000,000	1,053,270

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2014 (continued)
 (UNAUDITED)

	Principal
	Amount	Market Value
Aurora Colorado Hospital Revenue, Children’s
Hospital,
5.000%, 12/1/2022,
Optional 6/1/2018 @
100.00, AGM	$1,000,000	$1,109,920
Colorado Health Facilities Authority:
5.000%, 1/1/2017	1,105,000	1,173,886
5.000%, 2/1/2022	200,000	225,772
5.000%, 2/1/2023	520,000	588,047
Colorado Health Facilities Authority Revenue,
Adventist Sunbelt:
5.125%, 11/15/2020,
Prerefunded
11/15/2016 @ 100.00(2)	345,000	384,051
5.250%, 11/15/2027,
Optional 11/15/2016
@ 100.00(2)	1,000,000	1,088,080
Colorado Health Facilities Authority Revenue,
Catholic Health Initiatives:
5.000%, 2/1/2023,
Optional 2/1/2021 @
100.00	500,000	566,940
5.250%, 7/1/2024,
Optional 7/1/2019 @
100.00	1,000,000	1,124,860
4.750%, 9/1/2025,
Optional 5/1/2018 @
100.00	660,000	701,448
Colorado Health Facilities Authority Revenue,
Covenant Retirement Communities Inc.,
5.250%, 12/1/2025,
Optional 12/1/2015 @
100.00	500,000	507,925
Colorado Health Facilities Authority Revenue,
Craig Hospital Project,
5.000%, 12/1/2024,
Optional 12/1/2022 @
100.00	1,000,000	1,135,740
Colorado Health Facilities Authority Revenue,
Evangelical Lutheran:
5.250%, 6/1/2018,
Optional 6/1/2016 @
100.00	750,000	791,985
5.250%, 6/1/2020,
Optional 6/1/2016 @
100.00	500,000	525,110
5.250%, 6/1/2023,
Optional 6/1/2016 @
100.00	400,000	416,356
Colorado Health Facilities Authority Revenue,
Park View Medical Center:
5.000%, 9/1/2020,
Optional 9/15/2015 @
100.00	450,000	464,719
5.000%, 9/1/2025,
Optional 9/1/2017 @
100.00	450,000	474,426

	Principal
	Amount	Market Value
Colorado Health Facilities Authority Revenue,
Sisters Leavenworth, Series B,
5.000%, 1/1/2023,
Optional 1/1/2020 @
100.00	$1,000,000	$1,143,050
Colorado Health Facilities Authority Revenue, Vail
Valley Medical Center:
5.000%, 1/15/2020,
Prerefunded
1/15/2015 @ 100.00	700,000	717,899
5.000%, 1/15/2020,
Optional 1/15/2015 @
100.00	240,000	244,663
Colorado Health Facilities Authority Revenue,
Valley View Hospital Association,
5.000%, 5/15/2027,
Optional 5/15/2017 @
100.00	250,000	256,970
Colorado Health Facilities Authority Revenue,
Yampa Valley Medical Center,
5.000%, 9/15/2022,
Optional 9/15/2017 @
100.00	850,000	878,339
Colorado Health Facilities Authority, Poudre Valley
Health, Series A,
5.000%, 3/1/2025,
Optional 3/1/2015 @
100.00	700,000	716,744
Denver Health & Hospital Authority:
Series Hlth, Hosp,
Nurshome Rev.,
5.000%, 12/1/2017,
Optional 11/1/2016 @
100.00,	1,500,000	1,652,790
5.000%, 12/1/2018,
Optional 12/1/2016 @
100.00	550,000	605,050
5.000%, 12/1/2020,
Optional 12/1/2016 @
100.00	500,000	548,910
University of Colorado Hospital Authority:
5.000%, 11/15/2023,
Optional 11/15/2022
@ 100.00	450,000	521,919
5.000%, 11/15/2027,
Optional 11/15/2022
@ 100.00	1,000,000	1,126,480
		21,363,703
Nursing Homes		0.63%
Colorado Health Facilities Authority,
5.000%, 6/1/2022	750,000	843,120
Special Tax		4.82%
Aurora Colorado Golf Course Enterprise:
4.250%, 12/1/2014	125,000	125,369
4.375%, 12/1/2015	125,000	125,311

	Principal
	Amount	Market Value
Colorado Educational & Cultural Facilities
Authority:
Academy Charter School:
5.000%, 12/15/2015,
Mandatory Sinking
Fund 12/15/2013 @
100.00	$270,000	$281,515
5.000%, 12/15/2021,
Optional 12/15/2015
@ 100.00, Moral Oblg	180,000	185,665
4.625%, 12/15/2028,
Optional 12/15/2015
@ 100.00, Moral Oblg	250,000	252,773
Bromley East Charter School,
5.125%, 9/15/2025,
Optional 9/15/2015 @
100.00, XLCA	500,000	513,665
Cherry Creek Academy,
4.000%, 4/1/2022,
Mandatory Sinking
Fund 4/1/2016 @
100.00	250,000	255,845
Kent Denver School,
5.000%, 10/1/2019	115,000	125,612
Denver City & County Golf Enterprise:
4.600%, 9/1/2015	185,000	188,176
5.000%, 9/1/2018,
Optional 9/1/2016 @
100.00	350,000	363,188
5.000%, 9/1/2019,
Optional 9/1/2016 @
100.00	500,000	517,570
Grand Junction Leasing Authority Capital
Improvement:
5.000%, 6/15/2020,
Optional 6/15/2016 @
100.00, NATL-RE	390,000	418,240
5.000%, 6/15/2023,
Optional 6/15/2016 @
100.00, NATL-RE	390,000	417,148
Northwest Parkway Public Highway Authority
Revenue,
5.800%, 6/15/2025,
Prerefunded
6/15/2016 @ 100.00,
AGM	960,000	1,060,195
Superior Open Space Sales & Use Tax:
4.625%, 6/1/2015	100,000	102,247
4.750%, 6/1/2017,
Optional 6/1/2016 @
100.00	325,000	348,589
5.000%, 6/1/2026,
Optional 6/1/2016 @
100.00	1,085,000	1,158,606
		6,439,714

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2014 (continued)
 (UNAUDITED)
	Principal
	Amount	Market Value
Transportation		0.16%
State of Colorado Department of Transportation,
5.000%, 12/15/2016,
Prerefunded
12/15/2014 @ 100.00,
NATL-RE FGIC	$205,000	$209,471
Utilities		5.85%
Brighton Colorado Water Activity Enterprise,
5.000%, 12/1/2029,
Optional 12/1/2019 @
100.00	1,515,000	1,690,907
Colorado Springs Colorado Utilities Revenue,
5.000%, 11/15/2027,
Optional 11/15/2021
@ 100.00	1,000,000	1,148,360
Colorado Water Resources & Power Development
Authority,
5.000%, 9/1/2022,
Prerefunded 9/1/2014
@ 100.00	5,000	5,039
Colorado Water Resources & Power Development
Authority, East Cherry Creek Valley Water &
Sanitation District,
4.250%, 11/15/2025,
Optional 11/15/2015
@ 100.00, NATL-RE	1,420,000	1,471,631
Denver City & County Board of Water
Commissioners,
5.000%, 12/15/2029,
Optional 12/15/2017
@ 100.00, AGM	1,575,000	1,767,008
Eagle River Water & Sanitation District,
5.000%, 12/1/2027,
Optional 12/1/2022 @
100.00	200,000	226,044
Fort Collins Colorado Waste Water Utility
Enterprise,
5.000%, 12/1/2027,
Optional 12/1/2018 @
100.00	465,000	529,091
Parker Co., Water & Sanitation District Enterprise
Revenue,
5.000%, 11/1/2026,
Optional 5/1/2022 @
100.00	400,000	461,764
Thornton Colorado Water Enterprise,
5.000%, 12/1/2021,
Prerefunded
12/1/2014 @ 100.00,
NATL-RE	500,000	510,065
		7,809,909

	Principal	Market
	Amount	Value
Water		1.67%
City & County of Broomfield Co.,
Series Sewer
Revenue, 5.000%,
12/1/2023, Optional
12/1/2022 @ 100.00,	$1,285,000	$1,496,562
City of Aurora Co. Water Revenue,
5.000%, 8/1/2020,
Optional 8/1/2017 @
100.00	650,000	727,136
		2,223,698
Total Revenue Bonds
(Cost $59,367,257)		$61,062,063

TAX ALLOCATION		2.06%
Development		2.06%
Denver Urban Renewal Authority:
5.000%, 12/1/2024,
Optional 12/1/2022 @
100.00	500,000	572,240
5.000%, 12/1/2025,
Optional 12/1/2022 @
100.00	1,000,000	1,134,160
Plaza Metropolitan District No 1,
4.000%, 12/1/2016	1,000,000	1,040,830
		2,747,230
Total Tax Allocation
(Cost $2,741,398)		$2,747,230
	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		8.48%
Bank of New York Cash
Reserve (7 Day Yield
0.050%)(3)	1,691,835	1,691,835
Fidelity Institutional Money
Market Tax Exempt
- Class I (7 Day Yield
0.010%)	9,629,838	9,629,838
Total Money Market Mutual Funds
(Cost $11,321,673)		11,321,673
Total Investments
(Cost $130,989,840)	100.75%	134,468,333
Liabilities in Excess of
Other Assets	(0.75%)	$(997,530)
Net Assets	100.00%	$133,470,803

Investment classifications presented herein are based on the categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different form another. Investment classifications are unaudited.

(1)	When - Issued Security.
(2)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(3)	This security is segregated to cover the purchase price of when-issued/forward commitment securities held as of June 30, 2014 (Note 2).

See Notes to Financial Statements.

COMMON ABBREVIATIONS

ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGM	Assured Guaranty Municipal.
AMBAC	Ambac Financial Group Incorporated.
FGIC	Financial Guaranty Insurance Company.
FHLMC	Federal Home Loan Mortgage Corporation.
FNMA	Federal National Mortgage Association.
GNMA	Government National Mortgage Association.
LLC	Limited Liability Company.
LP	Limited Partnership.
Ltd.	Limited.
MBIA-RE

MBIA Inc. delivers credit enhancement for the obligations of debt such as municipal bonds. The purchase of municipal bond insurance is used to improve or enhance the credit rating of a borrower’s debt financing.

MTNB	Medium Term Notes Bond.
MTNC	Medium Term Notes Class C.
MORAL OBLG

Charter School Moral Obligation Program. Moral Obligation bonds are revenue-backed, state issued municipal bonds, whose principal and interest is backed by the moral, but not legal, obligation of a state government.

NA	National Association.
NATL- RE	Third party insurer for municipal debt securities.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company.
Pty Ltd.	Proprieatry Limited Company.
REIT(s)	Real Estate Investment Trust.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SAB de CV	Sociedad Anonima Bursatil de Capital Variable is a Spanish Variable Capital Company.
SE	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
S.p.A.	Società Per Azioni is an Italian shared company.
XLCA	XL Capital Assurance Inc. delivers credit enhancement for the obligations of debt such as municipal bonds.

CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

WESTCORE FUNDS AS OF JUNE 30, 2014 (UNAUDITED)

	Westcore Growth Fund	Westcore MIDCO Growth Fund	Westcore Select Fund	Westcore Small-Cap Growth Fund	Westcore Blue Chip Dividend Fund	Westcore Mid-Cap Value Dividend Fund

Assets:
Investments at value (cost - see below)	$64,458,092	$100,024,505	$103,768,612	$3,237,053	$58,985,267	$57,456,208
Investments in affiliates at value (cost - see below)	0	0	0	0	0	0
Unrealized gain on forward foreign currency contracts	0	0	0	0	0	0
Receivable for investment securities sold	0	1,234,716	0	16,083	1,673,355	0
Dividends and interest receivable	27,545	41,975	31,981	1,113	104,324	54,816
Receivable for fund shares subscribed	27,935	5,632,196	18,796	4,790	4,400	20,251
Investment for trustee deferred compensation plan	33,932	65,945	35,169	0	16,538	12,716
Receivable due from advisor	0	0	0	10,624	0	0
Deferred offering costs	0	0	0	15,941	0	0
Prepaid and other assets	18,369	18,210	10,506	8,916	14,232	8,193
Total Assets	64,565,873	107,017,547	103,865,064	3,294,520	60,798,116	57,552,184
Liabilities:
Payable for investment securities purchased	0	0	0	16,269	1,947,881	853,630
Unrealized loss on forward foreign currency contracts	0	0	0	0	0	0
Payable for fund shares redeemed	223,549	5,273,371	249,300	59,822	9,963	1,281
Payable for investment advisory fee	35,356	51,743	55,116	0	21,878	34,531
Payable for administration fee	7,835	12,619	12,545	623	7,396	7,264
Payable for shareholder servicing reimbursements	7,498	6,596	12,210	0	3,110	7,551
Payable for trustee deferred compensation plan	33,932	65,945	35,169	0	16,538	12,716
Payable for transfer agent fee	2,085	4,867	8,831	1,291	12,712	1,711
Payable for audit fee	11,839	12,083	10,670	4,225	12,132	10,727
Payable for printing fee	4,614	5,794	9,326	0	5,774	3,235
Payable for trustee fee	2,077	2,874	3,053	16	1,770	1,360
Payable for custody fee	4,091	6,845	7,689	0	2,385	2,067
Payable for chief compliance officer fee	227	334	350	0	202	118
Other payables	3,074	3,524	2,421	59	3,614	1,379
Total Liabilities	336,177	5,446,595	406,680	82,305	2,045,355	937,570
Net Assets	$64,229,696	$101,570,952	$103,458,384	$3,212,215	$58,752,761	$56,614,614
Net Assets Consist of:
Paid-in capital	$41,042,996	$68,593,449	$180,288,550	$3,131,656	$45,561,916	$42,659,057
Undistributed net investment income/(loss)	(88,277)	(513,005)	(405,911)	(9,837)	38,655	273,544
Accumulated net realized gain/(loss) on
investments, forward foreign currency contracts
and foreign currency transactions	8,572,707	14,701,597	(91,396,691)	(105,108)	1,794,104	3,293,041
Net unrealized appreciation/(depreciation) on
investments, forward foreign currency contracts
and translation of assets and liabilities
denominated in foreign currencies	14,702,270	18,788,911	14,972,436	195,504	11,358,086	10,388,972
Net Assets	$64,229,696	$101,570,952	$103,458,384	$3,212,215	$58,752,761	$56,614,614
Net Assets:
Retail Class	$49,461,309	$80,399,635	$103,458,384	$504,917	$53,701,819	$56,614,614
Institutional Class	14,768,387	21,171,317	N/A	2,707,298	5,050,942	N/A
Shares of Beneficial Interest Outstanding:
Retail Class	3,049,837	11,506,789	4,155,555	48,784	4,723,482	2,041,887
Institutional Class	903,040	2,983,501	N/A	261,206	446,712	N/A
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Retail Class	16.22	6.99	24.90	10.35	11.37	27.73
Institutional Class	16.35	7.10	N/A	10.36	11.31	N/A
Cost of Investments	$49,755,822	$81,235,594	$88,796,176	$3,041,549	$47,627,202	$47,067,236
Cost of Affiliated Investments	$0	$0	$0	$0	$0	$0

See Notes to Financial Statements.

WESTCORE FUNDS AS OF JUNE 30, 2014 (UNAUDITED)

	Westcore Small-Cap Value Dividend Fund	Westcore Micro-Cap Opportunity Fund	Westcore International Small-Cap Fund	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Colorado Tax-Exempt Fund

Assets:
Investments at value (cost - see below)	$359,885,155	$35,938,506	$396,524,918	$68,213,985	$1,461,461,835	$134,468,333
Investments in affiliates at value (cost - see below)	0	0	57,252,430	0	0	0
Unrealized gain on forward foreign currency contracts	0	0	973,222	0	0	0
Receivable for investment securities sold	4,481,974	73,352	2,192,580	0	12,812,294	0
Dividends and interest receivable	375,275	42,105	1,015,658	853,225	11,625,248	811,418
Receivable for fund shares subscribed	125,564	6,663	139,968	3,979	1,125,031	2,600
Investment for trustee deferred compensation plan	58,678	1,312	23,003	31,112	285,381	22,682
Receivable due from advisor	0	0	0	0	0	0
Deferred offering costs	0	0	0	0	0	0
Prepaid and other assets	20,271	15,814	19,910	17,162	42,726	3,625
Total Assets	364,946,917	36,077,752	458,141,689	69,119,463	1,487,352,515	135,308,658
Liabilities:
Payable for investment securities purchased	1,178,962	1,034,377	1,441,906	0	16,327,014	1,691,835
Unrealized loss on forward foreign currency contracts	0	0	916,859	0	0	0
Payable for fund shares redeemed	1,677,172	2,859	697,129	48,374	1,079,656	21,500
Payable for investment advisory fee	263,430	20,461	412,328	22,338	262,024	30,420
Payable for administration fee	42,882	6,888	51,346	9,399	169,289	18,866
Payable for shareholder servicing reimbursements	24,881	4,906	57,581	7,737	171,514	16,415
Payable for trustee deferred compensation plan	58,678	1,312	23,003	31,112	285,381	22,682
Payable for transfer agent fee	5,497	1,665	6,644	2,562	16,208	1,720
Payable for audit fee	13,851	10,191	12,520	20,706	28,182	18,112
Payable for printing fee	18,057	351	37,003	3,857	87,492	6,495
Payable for trustee fee	6,812	1,326	12,462	1,783	39,492	3,262
Payable for custody fee	14,582	0	102,517	2,870	52,616	4,219
Payable for chief compliance officer fee	521	0	1,180	168	3,858	287
Other payables	12,332	817	26,262	3,119	23,093	2,042
Total Liabilities	3,317,657	1,085,153	3,798,740	154,025	18,545,819	1,837,855
Net Assets	$361,629,260	$34,992,599	$454,342,949	$68,965,438	$1,468,806,696	$133,470,803
Net Assets Consist of:
Paid-in capital	$259,812,107	$30,146,740	$367,330,430	$108,902,590	$1,403,608,441	$130,047,926
Undistributed net investment income/(loss)	1,876,606	(9,256)	(2,149,323)	9,528	(1,377,843)	(21,896)
Accumulated net realized gain/(loss) on
investments, forward foreign currency contracts
and foreign currency transactions	32,705,266	1,097,189	13,369,663	(42,757,251)	5,748,211	(33,720)
Net unrealized appreciation/(depreciation) on
investments, forward foreign currency contracts
and translation of assets and liabilities
denominated in foreign currencies	67,235,281	3,757,926	75,792,179	2,810,571	60,827,887	3,478,493
Net Assets	$361,629,260	$34,992,599	$454,342,949	$68,965,438	$1,468,806,696	$133,470,803
Net Assets:
Retail Class	$153,800,836	$34,992,599	$454,342,949	$63,798,486	$1,287,584,994	$133,470,803
Institutional Class	207,828,424	N/A	N/A	5,166,952	181,221,702	N/A
Shares of Beneficial Interest Outstanding:
Retail Class	10,429,271	1,980,475	22,134,633	7,092,428	117,117,439	11,593,617
Institutional Class	14,062,607	N/A	N/A	582,246	16,672,795	N/A
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Retail Class	14.75	17.67	20.53	9.00	10.99	11.51
Institutional Class	14.78	N/A	N/A	8.87	10.87	N/A
Cost of Investments	$292,649,874	$32,180,580	$337,169,765	$65,403,414	$1,400,633,948	$130,989,840
Cost of Affiliated Investments	$0	$0	$40,878,465	$0	$0	$0

See Notes to Financial Statements.

WESTCORE FUNDS FOR THE SIX MONTHS ENDED JUNE 30, 2014 (UNAUDITED)

	Westcore Growth Fund	Westcore MIDCO Growth Fund	Westcore Select Fund	Westcore Small-Cap Growth Fund	Westcore Blue Chip Dividend Fund	Westcore Mid-Cap Value Dividend Fund

Investment Income:
Dividends, net of foreign taxes*	$340,275	$246,259	$215,343	$3,094	$1,013,007	$603,515
Dividends from affiliated securities	0	0	0	0	0	0
Interest	0	0	0	0	0	0
Total Income	340,275	246,259	215,343	3,094	1,013,007	603,515
Expenses:
Investment advisory fee	241,414	322,422	351,226	14,561	189,935	199,767
Administrative fee	51,529	68,793	74,962	2,018	40,509	36,920
Shareholder servicing reimbursement -
Retail Class	49,794	39,345	75,847	13	16,819	42,846
Transfer agent fees	10,475	23,074	36,479	6,266	45,173	7,844
Independent pricing service fees	3,302	3,261	1,981	1,731	1,507	2,269
Legal fees	1,015	1,352	1,480	26	794	675
Printing fees	4,809	5,502	9,731	1,569	7,603	3,256
Registration fees	15,365	16,318	9,849	2,024	10,908	9,042
Audit and tax preparation fees	8,259	8,559	7,341	4,236	8,473	7,218
Custodian fees	4,330	9,797	7,915	344	3,100	2,038
Insurance	1,099	1,546	1,692	0	963	738
Trustee fees and expenses	3,795	5,025	5,527	111	2,932	2,526
Offering costs	0	0	0	22,027	0	0
Chief compliance officer fee	1,218	1,620	1,778	33	950	812
Other	2,690	2,991	3,468	2,299	2,621	2,587
Total expenses before waivers	399,094	509,605	589,276	57,258	332,287	318,538
Expenses waived by:
Investment advisor
Retail Class	0	0	0	(6,390)	(42,729)	0
Institutional Class	(7,680)	(8,207)	N/A	(37,964)	(5,485)	N/A
Net Expenses	391,414	501,398	589,276	12,904	284,073	318,538
Net Investment Income/(Loss)	(51,139)	(255,139)	(373,933)	(9,810)	728,934	284,977
Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments	6,599,375	11,784,359	15,102,811	(105,108)	965,072	5,271,444
Net realized gain/(loss) on investments in affiliates	0	0	0	0	0	0
Net realized gain/(loss) on forward foreign currency
contracts and foreign currency transactions	0	0	0	0	8,214	0
Net change in unrealized appreciation/
(depreciation) on investments	(5,730,134)	(6,603,587)	(11,950,037)	164,764	1,427,071	(2,051,947)
Net change in unrealized appreciation/
(depreciation) on investments in affiliates	0	0	0	0	0	0
Net change in unrealized appreciation/
(depreciation) on forward foreign currency
contracts and translation of assets and liabilities
denominated in foreign currencies	0	0	0	0	(26,709)	0
Net Realized And Unrealized Gain/(Loss)	869,241	5,180,772	3,152,774	59,656	2,373,648	3,219,497
Net Increase/(Decrease) in Net Assets Resulting from Operations	$818,102	$4,925,633	$2,778,841	$49,846	$3,102,582	$3,504,474
*Foreign tax withholdings	$4,628	$1,514	$0	$11	$55,546	$369

See Notes to Financial Statements.

WESTCORE FUNDS FOR THE SIX MONTHS ENDED JUNE 30, 2014
(UNAUDITED)

	Westcore Small-Cap Value Dividend Fund	Westcore Micro-Cap Opportunity Fund	Westcore International Small-Cap Fund	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Colorado Tax-Exempt Fund

Investment Income:
Dividends, net of foreign taxes*	$3,927,242	$204,496	$6,546,760	$198,204	$214,162	$406
Dividends from affiliated securities	0	0	1,191,853	0	0	0
Interest	0	0	0	1,789,081	26,694,864	2,246,192
Total Income	3,927,242	204,496	7,738,613	1,987,285	26,909,026	2,246,598
Expenses
Investment advisory fee	1,677,373	163,604	2,795,634	149,871	2,535,875	248,428
Administrative fee	232,426	22,675	323,086	46,172	1,004,526	86,073
Shareholder servicing reimbursement -
Retail Class	134,211	27,364	351,312	45,006	981,461	91,548
Transfer agent fees	21,696	6,415	31,327	12,413	73,282	9,046
Independent pricing service fees	4,212	7,365	4,655	4,575	18,392	10,912
Legal fees	3,985	352	6,087	863	18,969	1,575
Printing fees	20,568	1,700	44,145	4,574	87,225	5,306
Registration fees	17,136	11,775	13,767	16,072	24,819	2,609
Audit and tax preparation fees	9,457	6,673	10,272	10,239	16,971	9,582
Custodian fees	16,340	1,064	89,801	2,596	51,184	4,101
Insurance	4,642	298	6,756	909	21,079	1,727
Trustee fees and expenses	15,549	2,098	22,697	3,225	70,779	5,882
Offering costs	0	0	0	0	0	0
Chief compliance officer fee	4,778	424	7,313	1,038	22,786	1,893
Other	5,482	2,346	9,463	2,812	19,654	3,169
Total expenses before waivers	2,167,855	254,153	3,716,315	300,365	4,947,002	481,851
Expenses waived by:
Investment advisor
Retail Class	(67,427)	(41,467)	(221,772)	(12,432)	(965,009)	(78,155)
Institutional Class	(81,789)	N/A	N/A	(8,869)	(138,895)	N/A
Net Expenses	2,018,639	212,686	3,494,543	279,064	3,843,098	403,696
Net Investment Income/(Loss)	1,908,603	(8,190)	4,244,070	1,708,221	23,065,928	1,842,902
Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on investments	25,512,595	795,137	20,709,935	176,243	6,120,651	488,677
Net realized gain/(loss) on investments in affiliates	0	0	456,810	0	0	0
Net realized gain/(loss) on forward foreign currency
contracts and foreign currency transactions	0	0	(6,300,395)	0	0	0
Net change in unrealized appreciation/
(depreciation) on investments	(18,242,646)	(752,753)	(35,929,478)	990,818	33,485,043	3,365,288
Net change in unrealized appreciation/
(depreciation) on investments in affiliates	0	0	(12,729,537)	0	0	0
Net change in unrealized appreciation/
(depreciation) on forward foreign currency
contracts and translation of assets and liabilities
denominated in foreign currencies	0	0	12,546,005	0	0	0
Net Realized And Unrealized Gain/(Loss)	7,269,949	42,384	(21,246,660)	1,167,061	39,605,694	3,853,965
Net Increase/(Decrease) in Net Assets Resulting from Operations	$9,178,552	$34,194	$(17,002,590)	$2,875,282	$62,671,622	$5,696,867
*Foreign tax withholdings	$9,765	$1,819	$549,572	$1,665	$9,292	$0

See Notes to Financial Statements.

	Westcore Growth Fund		Westcore MIDCO Growth Fund		Westcore Select Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Increase/(Decrease) in Net Assets from:
Operations:
Net investment income/(loss)	$(51,139)	$(114,382)	$(255,139)	$(692,065)	$(373,933)	$(936,969)
Net realized gain/(loss)	6,599,375	14,425,593	11,784,359	27,223,548	15,102,811	38,185,109
Change in unrealized net appreciation/(depreciation)	(5,730,134)	6,981,463	(6,603,587)	13,436,679	(11,950,037)	14,620,261
Net increase/(decrease) in net assets resulting
from operations	818,102	21,292,674	4,925,633	39,968,162	2,778,841	51,868,401
Distributions to Shareholders (Note 2):
From net realized capital gains
Retail Class	0	(10,155,932)	0	(20,609,371)	0	0
Institutional Class	0	(1,344,047)	0	(3,640,592)	N/A	N/A
Decrease in net assets from distributions to
shareholders	0	(11,499,979)	0	(24,249,963)	0	0
Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	2,742,653	9,494,488	4,712,523	5,694,388	7,972,733	21,566,609
Institutional Class	6,009,151	3,590,078	6,014,953	1,860,180	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	9,984,051	0	20,274,909	0	0
Institutional Class	0	1,286,154	0	3,640,592	N/A	N/A
Cost of shares redeemed
Retail Class	(23,502,867)	(25,405,267)	(11,440,486)	(26,849,406)	(18,351,081)	(140,880,592)
Institutional Class	(705,371)	(952,137)	(880,804)	(29,802,096)	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	(15,456,434)	(2,002,633)	(1,593,814)	(25,181,433)	(10,378,348)	(119,313,983)
Redemption Fees	0	0	0	0	0	0
Net Increase/(Decrease) in Net Assets	(14,638,332)	7,790,062	3,331,819	(9,463,234)	(7,599,507)	(67,445,582)
Net Assets:
Beginning of year	78,868,028	71,077,966	98,239,133	107,702,367	111,057,891	178,503,473
End of period*	$64,229,696	$78,868,028	$101,570,952	$98,239,133	$103,458,384	$111,057,891
*Including undistributed net investment
income/(loss) of:	$(88,277)	$(37,138)	$(513,005)	$(257,866)	$(405,911)	$(31,978)

See Notes to Financial Statements.

	Westcore Small-Cap Growth Fund		Westcore Blue Chip Dividend Fund		Westcore Mid-Cap Value Dividend Fund
	Six Months Ended June 30, 2014 (Unaudited)	Period Ended December 31, 2013 (a)	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013 (b)	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013 (c)

Increase/(Decrease) in Net Assets from:
Operations:
Net investment income/(loss)	$(9,810)	$(503)	$728,934	$878,632	$284,977	$453,489
Net realized gain/(loss)	(105,108)	0	973,286	16,892,711	5,271,444	6,250,787
Change in unrealized net appreciation/(depreciation)	164,764	30,740	1,400,362	(3,535,602)	(2,051,947)	5,632,847
Net increase/(decrease) in net assets resulting
from operations	49,846	30,237	3,102,582	14,235,741	3,504,474	12,337,123
Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	0	(590,031)	(831,852)	0	(489,999)
Institutional Class	0	0	(67,212)	(108,049)	N/A	N/A
From net realized capital gains
Retail Class	0	0	0	(14,808,480)	0	0
Institutional Class	0	0	0	(1,668,526)	N/A	N/A
Decrease in net assets from distributions to
shareholders	0	0	(657,243)	(17,416,907)	0	(489,999)
Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	467,870	68,500	1,160,709	2,270,268	3,511,594	7,190,429
Institutional Class	516,108	3,346,247	807,933	1,392,639	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	0	494,741	12,474,424	0	477,668
Institutional Class	0	0	67,212	1,776,575	N/A	N/A
Cost of shares redeemed
Retail Class	(34,977)	0	(3,932,413)	(13,302,105)	(3,683,349)	(6,573,997)
Institutional Class	(170,217)	(1,061,399)	(2,091,733)	(3,456,462)	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	778,784	2,353,348	(3,493,551)	1,155,339	(171,755)	1,094,100
Redemption Fees	0	0	0	0	0	0
Net Increase/(Decrease) in Net Assets	828,630	2,383,585	(1,048,212)	(2,025,827)	3,332,719	12,941,224
Net Assets:
Beginning of year	2,383,585	0	59,800,973	61,826,800	53,281,895	40,340,671
End of period*	$3,212,215	$2,383,585	$58,752,761	$59,800,973	$56,614,614	$53,281,895
*Including undistributed net investment
income/(loss) of:	$(9,837)	$(27)	$38,655	$(33,036)	$273,544	$(11,433)

(a)	Commenced Operations on December 20, 2013.
(b)	Prior to April 30, 2013 known as the Westcore Blue Chip Fund.
(c)	Prior to April 30, 2013 known as the Westcore Mid-Cap Value Fund.

See Notes to Financial Statements.

	Westcore Small-Cap Value Dividend Fund		Westcore Micro-Cap Opportunity Fund		Westcore International Small-Cap Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013 (a)	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Increase/(Decrease) in Net Assets from:
Operations:
Net investment income/(loss)	$1,908,603	$2,591,189	$(8,190)	$(752)	$4,244,070	$7,729,842
Net realized gain/(loss)	25,512,595	58,714,164	795,137	733,189	14,866,350	16,277,777
Change in unrealized net appreciation/(depreciation)	(18,242,646)	36,092,828	(752,753)	4,080,465	(36,113,010)	62,639,930
Net increase/(decrease) in net assets resulting
from operations	9,178,552	97,398,181	34,194	4,812,902	(17,002,590)	86,647,549
Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	(1,387,093)	0	(15,005)	0	(14,400,034)
Institutional Class	0	(1,262,831)	N/A	N/A	N/A	N/A
From net realized capital gains
Retail Class	0	(27,793,188)	0	(402,493)	0	0
Institutional Class	0	(23,579,052)	N/A	N/A	N/A	N/A
Decrease in net assets from distributions to
shareholders	0	(54,022,164)	0	(417,498)	0	(14,400,034)
Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	10,850,627	30,947,909	17,463,539	14,886,618	50,236,418	209,744,438
Institutional Class	89,636,469	45,217,713	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	23,390,588	0	417,301	0	12,805,410
Institutional Class	0	23,196,017	N/A	N/A	N/A	N/A
Cost of shares redeemed
Retail Class	(30,448,749)	(116,839,160)	(3,291,932)	(1,899,328)	(59,679,927)	(141,857,785)
Institutional Class	(34,782,839)	(64,207,941)	N/A	N/A	N/A	N/A
Acquisition (Note 9)
Retail Class	0	15,711,827	N/A	N/A	N/A	N/A
Institutional Class	0	2,491,277	N/A	N/A	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	35,255,508	(40,091,770)	14,171,607	13,404,591	(9,443,509)	80,692,063
Redemption Fees	0	0	0	368	0	24,103
Net Increase/(Decrease) in Net Assets	44,434,060	3,284,247	14,205,801	17,800,363	(26,446,099)	152,963,681
Net Assets:
Beginning of year	317,195,200	313,910,953	20,786,798	2,986,435	480,789,048	327,825,367
End of period*	$361,629,260	$317,195,200	$34,992,599	$20,786,798	$454,342,949	$480,789,048
*Including undistributed net investment
income/(loss) of:	$1,876,606	$(31,997)	$(9,256)	$(1,066)	$(2,149,323)	$(6,393,393)
(a)	Prior to April 30, 2013 known as the Westcore Small-Cap Value Fund.

See Notes to Financial Statements.

	Westcore Flexible Income Fund		Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Increase/(Decrease) in Net Assets from:
Operations:
Net investment income/(loss)	$1,708,221	$3,790,241	$23,065,928	$49,749,153	$1,842,902	$4,049,285
Net realized gain/(loss)	176,243	(1,547,805)	6,120,651	5,292,582	488,677	503,149
Change in unrealized net appreciation/(depreciation)	990,818	646,300	33,485,043	(75,572,836)	3,365,288	(8,409,458)
Net increase/(decrease) in net assets resulting
from operations	2,875,282	2,888,736	62,671,622	(20,531,101)	5,696,867	(3,857,024)
Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(1,511,058)	(3,505,184)	(20,501,796)	(45,875,407)	(1,837,897)	(4,055,751)
Institutional Class	(113,149)	(238,726)	(3,711,461)	(8,873,173)	N/A	N/A
From net realized capital gains
Retail Class	0	0	0	(1,690,631)	0	0
Institutional Class	0	0	0	(319,182)	N/A	N/A
Decrease in net assets from distributions to
shareholders	(1,624,207)	(3,743,910)	(24,213,257)	(56,758,393)	(1,837,897)	(4,055,751)
Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	5,130,058	11,009,266	179,486,451	357,133,071	18,063,493	28,048,227
Institutional Class	1,420,762	2,154,936	22,150,852	107,671,753	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	1,417,546	3,258,522	19,913,845	45,767,653	1,666,287	3,711,487
Institutional Class	113,146	238,726	3,646,039	8,841,907	N/A	N/A
Cost of shares redeemed
Retail Class	(5,525,151)	(26,076,678)	(156,058,670)	(583,723,522)	(8,601,187)	(52,183,746)
Institutional Class	(959,619)	(4,311,815)	(77,553,086)	(119,152,472)	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	1,596,742	(13,727,043)	(8,414,569)	(183,461,610)	11,128,593	(20,424,032)
Redemption Fees	2,279	23,663	0	0	0	0
Net Increase/(Decrease) in Net Assets	2,850,096	(14,558,554)	30,043,796	(260,751,104)	14,987,563	(28,336,807)
Net Assets:
Beginning of year	66,115,342	80,673,896	1,438,762,900	1,699,514,004	118,483,240	146,820,047
End of period*	$68,965,438	$66,115,342	$1,468,806,696	$1,438,762,900	$133,470,803	$118,483,240
*Including undistributed net investment
income/(loss) of:	$9,528	$(74,486)	$(1,377,843)	$(230,514)	$(21,896)	$(26,901)

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations							Distributions
	Net Asset Value Beginning of the Period			Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations			Dividends From Net Realized Gain on Investments
		Net Investment Income/(Loss)				Dividends from Net Investment Income			Tax Return of Capital		Total Distributions

Period Ended
WESTCORE GROWTH FUND
Retail Class
06/30/14 (Unaudited)	$ 15.98	$ (0.01)	(a)	$ 0.25	$ 0.24	$(0.00)		$ (0.00)	$ (0.00)		$ (0.00)
12/31/13	14.07	(0.03)	(a)	4.62	4.59	(0.00)		(2.68)	(0.00)		(2.68)
12/31/12	12.46	0.05	(a)	1.83	1.88	(0.05)		(0.22)	(0.00)		(0.27)
12/31/11	12.54	(0.03)	(a)	(0.05)	(0.08)	(0.00)		(0.00)	(0.00)	(d)	(0.00)
12/31/10	10.88	(0.01)		1.67	1.66	(0.00)		(0.00)	(0.00)	(d)	(0.00)
12/31/09	7.80	(0.01)		3.09	3.08	(0.00)	(d)	(0.00)	(0.00)	(d)	(0.00)	(d)
Institutional Class
06/30/14 (Unaudited)	16.10	0.00	(a)(d)	0.25	0.25	(0.00)		(0.00)	(0.00)		(0.00)
12/31/13	14.14	0.01	(a)	4.63	4.64	(0.00)		(2.68)	(0.00)		(2.68)
12/31/12	12.50	0.04	(a)	1.88	1.92	(0.06)		(0.22)	(0.00)		(0.28)
12/31/11	12.56	(0.00)	(a)(d)	(0.06)	(0.06)	(0.00)		(0.00)	(0.00)	(d)	(0.00)
12/31/10	10.88	0.01		1.67	1.68	(0.00)		(0.00)	(0.00)	(d)	(0.00)
12/31/09	7.81	(0.00)	(d)	3.10	3.10	(0.03)		(0.00)	(0.00)	(d)	(0.03)
WESTCORE MIDCO GROWTH FUND
Retail Class
06/30/14 (Unaudited)	6.65	(0.02)	(a)	0.36	0.34	(0.00)		(0.00)	(0.00)		(0.00)
12/31/13	6.11	(0.05)	(a)	2.75	2.70	(0.00)		(2.16)	(0.00)		(2.16)
12/31/12	5.90	(0.01)	(a)	0.28	0.27	(0.00)		(0.06)	(0.00)		(0.06)
12/31/11	6.77	(0.02)	(a)	(0.47)	(0.49)	(0.00)		(0.38)	(0.00)	(d)	(0.38)
12/31/10	5.20	(0.01)		1.58	1.57	(0.00)		(0.00)	(0.00)	(d)	(0.00)
12/31/09	3.55	(0.01)		1.66	1.65	(0.00)		(0.00)	(0.00)	(d)	(0.00)
Institutional Class
06/30/14 (Unaudited)	6.74	(0.01)	(a)	0.37	0.36	(0.00)		(0.00)	(0.00)		(0.00)
12/31/13	6.16	(0.04)	(a)	2.78	2.74	(0.00)		(2.16)	(0.00)		(2.16)
12/31/12	5.93	(0.00)	(a)(d)	0.29	0.29	(0.00)		(0.06)	(0.00)		(0.06)
12/31/11	6.80	(0.01)	(a)	(0.48)	(0.49)	(0.00)		(0.38)	(0.00)	(d)	(0.38)
12/31/10	5.22	0.00	(d)	1.58	1.58	(0.00)		(0.00)	(0.00)	(d)	(0.00)
12/31/09	3.56	(0.00)	(d)	1.66	1.66	(0.00)		(0.00)	(0.00)	(d)	(0.00)

(a)        Calculated using the average shares method.

(b)        Total return and portfolio turnover are not annualized for period less than one full year.

(c)        Annualized.

(d)        Less than $0.005 and $(0.005) per share.

						Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers		Ratio of Net Investment Income/(Loss) to Average Net Assets		Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers		Portfolio Turnover Rate

$ 0.00		$ 16.22	1.50%	(b)	$ 49,461	1.08%	(c)	1.08%	(c)	(0.17%)	(c)	(0.17%)	(c)	81%	(b)
0.00		15.98	32.93%		69,632	1.09%		1.09%		(0.17%)		(0.17%)		182%
0.00	(d)	14.07	15.13%		66,514	1.11%		1.11%		0.36%		0.36%		167%
0.00	(d)	12.46	(0.64%)		59,311	1.11%		1.11%		(0.22%)		(0.22%)		130%
0.00	(d)	12.54	15.26%		108,694	1.08%		1.08%		(0.07%)		(0.07%)		99%
0.00	(d)	10.88	39.54%		120,456	1.06%		1.06%		(0.05%)		(0.05%)		83%

0.00		16.35	1.55%	(b)	14,768	0.90%	(c)	1.03%	(c)	0.06%	(c)	(0.07%)	(c)	81%	(b)
0.00		16.10	33.13%		9,236	0.89%		1.14%		0.06%		(0.20%)		182%
0.00	(d)	14.14	15.37%		4,564	0.92%		1.32%		0.31%		(0.09%)		167%
0.00	(d)	12.50	(0.48%)		8,637	0.95%		1.70%		0.02%		(0.73%)		130%
0.00	(d)	12.56	15.44%		3,271	0.94%		2.13%		0.08%		(1.11%)		99%
0.00	(d)	10.88	39.64%		2,619	0.94%		2.55%		0.05%		(1.56%)		83%

0.00		6.99	5.11%	(b)	80,400	1.03%	(c)	1.03%	(c)	(0.54%)	(c)	(0.54%)	(c)	57%	(b)
0.00		6.65	44.67%		83,008	1.05%		1.05%		(0.67%)		(0.67%)		117%
0.00	(d)	6.11	4.64%		74,221	1.05%		1.05%		(0.12%)		(0.12%)		114%
0.00	(d)	5.90	(7.20%)		96,762	1.06%		1.06%		(0.25%)		(0.25%)		113%
0.00	(d)	6.77	30.19%		104,119	1.05%		1.05%		(0.19%)		(0.19%)		98%
0.00	(d)	5.20	46.48%		85,559	1.08%		1.08%		(0.20%)		(0.20%)		121%

0.00		7.10	5.34%	(b)	21,171	0.90%	(c)	1.00%	(c)	(0.40%)	(c)	(0.50%)	(c)	57%	(b)
0.00		6.74	44.94%		15,231	0.88%		0.95%		(0.53%)		(0.60%)		117%
0.00	(d)	6.16	4.96%		33,482	0.87%		0.93%		0.06%		0.01%		114%
0.00	(d)	5.93	(7.17%)		38,396	0.92%		0.97%		(0.11%)		(0.16%)		113%
0.00	(d)	6.80	30.27%		42,072	0.93%		0.98%		(0.07%)		(0.12%)		98%
0.00	(d)	5.22	46.63%		34,148	0.95%		1.03%		(0.08%)		(0.15%)		121%

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations						Distributions
	Net Asset Value Beginning of the Period			Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations		Dividends From Net Realized Gain on Investments
		Net Investment Income/(Loss)				Dividends from Net Investment Income
								Tax Return of Capital		Total Distributions
Period Ended
WESTCORE SELECT FUND
Retail Class
06/30/14 (Unaudited)	$ 24.21	$ (0.08)	(a)	$ 0.77	$ 0.69	$ (0.00)	$ (0.00)	$ (0.00)		$ (0.00)
12/31/13	16.60	(0.14)	(a)	7.75	7.61	(0.00)	(0.00)	(0.00)		(0.00)
12/31/12	18.71	(0.09)	(a)	(2.02)	(2.11)	(0.00)	(0.00)	(0.00)		(0.00)
12/31/11	21.07	(0.08)	(a)	(2.17)	(2.25)	(0.00)	(0.12)	(0.00)	(d)	(0.12)
12/31/10	16.14	(0.01)		4.93	4.92	(0.00)	(0.00)	(0.00)	(d)	(0.00)
12/31/09	11.44	(0.03)		4.73	4.70	(0.00)	(0.00)	(0.00)	(d)	(0.00)
WESTCORE SMALL-CAP GROWTH FUND
Retail Class
06/30/14 (Unaudited)	10.13	(0.05)	(a)	0.27	0.22	(0.00)	(0.00)	(0.00)		(0.00)
12/31/13 (e)	10.00	(0.00)	(a)(d)	0.13	0.13	(0.00)	(0.00)	(0.00)		(0.00)
Institutional Class
06/30/14 (Unaudited)	10.13	(0.03)	(a)	0.26	0.23	(0.00)	(0.00)	(0.00)		(0.00)
12/31/13 (e)	10.00	(0.00)	(a)(d)	0.13	0.13	(0.00)	(0.00)	(0.00)		(0.00)
WESTCORE BLUE CHIP DIVIDEND FUND
Retail Class
06/30/14 (Unaudited)	10.91	0.14	(a)	0.44	0.58	(0.12)	(0.00)	(0.00)		(0.12)
12/31/13 (g)	12.00	0.18	(a)	2.68	2.86	(0.21)	(3.74)	(0.00)		(3.95)
12/31/12	11.49	0.14	(a)	1.40	1.54	(0.16)	(0.87)	(0.00)		(1.03)
12/31/11	11.12	0.13	(a)	0.43	0.56	(0.16)	(0.05)	(0.00)		(0.21)
12/31/10	10.76	0.07		0.36	0.43	(0.07)	(0.00)	(0.00)		(0.07)
12/31/09	8.32	0.06		2.43	2.49	(0.05)	(0.00)	(0.00)		(0.05)
Institutional Class
06/30/14 (Unaudited)	10.85	0.15	(a)	0.44	0.59	(0.13)	(0.00)	(0.00)		(0.13)
12/31/13 (g)	11.96	0.20	(a)	2.67	2.87	(0.24)	(3.74)	(0.00)		(3.98)
12/31/12	11.46	0.17	(a)	1.39	1.56	(0.19)	(0.87)	(0.00)		(1.06)
12/31/11	11.10	0.13	(a)	0.46	0.59	(0.19)	(0.05)	(0.00)		(0.24)
12/31/10	10.76	0.09		0.35	0.44	(0.10)	(0.00)	(0.00)		(0.10)
12/31/09	8.32	0.07		2.43	2.50	(0.06)	(0.00)	(0.00)		(0.06)

(a)	Calculated using the average shares method.
(b)	Total return and portfolio turnover are not annualized for period less than one full year.
(c)	Annualized.
(d)	Less than $0.005 and $(0.005) per share.
(e)	Commenced Operation on December 20, 2013.
(f)	Ratios before fee waivers for startup periods may not be representative of long term operating results.
(g)	Prior to Aril 30, 2013 known as the Westcore Blue Chip Fund.
(h)	Contractual expense limitation changed from 1.15% to 0.99% effective September 1, 2013.
(i)

Net expense ratio is significantly less than expected rate in prospectus of 1.15% due to the higher asset levels in the institutional class compared to the retail class. If the retail class assets increase relative to the institutional class assets it is expected that the net expense ratio will be closer to the

								Ratios/Supplemental Data
												Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers
										Ratio of Net Investment Income/(Loss) to Average Net Assets
								Ratio of Expenses to Average Net Assets Without Fee Waivers
Paid-in Capital from Redemption Fees					Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets								Portfolio Turnover Rate
		Net Asset Value End of Period
			Total Return

$ 0.00		$ 24.90	2.85%	(b)	$ 103,458	1.09%	(c)	1.09%	(c)	(0.69%)	(c)	(0.69%)	(c)	76%	(b)
0.00		24.21	45.84%		111,058	1.08%		1.08%		(0.70%)		(0.70%)		106%
0.00	(d)	16.60	(11.28%)		178,503	1.06%		1.06%		(0.50%)		(0.50%)		167%
0.01		18.71	(10.61%)		681,200	1.05%		1.05%		(0.39%)		(0.39%)		155%
0.01		21.07	30.55%		392,174	1.07%		1.07%		(0.11%)		(0.11%)		143%
0.00	(d)	16.14	41.08%		67,199	1.15%		1.16%		(0.30%)		(0.31%)		217%

0.00		10.35	2.17%	(b)	505	1.30%	(c)	5.33%	(c)(f)	(1.06%)	(c)	(5.09%)	(c)(f)	81%	(b)
0.00		10.13	1.30%	(b)	69	1.30%	(c)	12.91%	(c)(f)	(0.98%)	(c)	(12.60%)	(c)(f)	0%	(b)

0.00		10.36	2.27%	(b)	2,707	0.83%	(c)(i)	3.76%	(c)(f)	(0.62%)	(c)	(3.55%)	(c)(f)	81%	(b)
0.00		10.13	1.30%	(b)	2,314	1.06%	(c)	12.52%	(c)(f)	(0.75%)	(c)	(12.22%)	(c)(f)	0%	(b)

0.00		11.37	5.38%	(b)	53,702	0.99%	(c)	1.15%	(c)	2.48%	(c)	2.32%	(c)	5%	(b)
0.00		10.91	24.53%		53,780	1.10%	(h)	1.14%		1.31%		1.27%		91%
0.00	(d)	12.00	13.39%		55,215	1.15%		1.17%		1.13%		1.11%		9%
0.02		11.49	5.19%		61,295	1.15%		1.30%		1.12%		0.97%		37%
0.00	(d)	11.12	3.99%		14,610	1.15%		1.28%		0.65%		0.52%		39%
0.00	(d)	10.76	29.87%		16,632	1.15%		1.26%		0.53%		0.41%		21%

0.00		11.31	5.49%	(b)	5,051	0.81%	(c)	1.00%	(c)	2.66%	(c)	2.47%	(c)	5%	(b)
0.00		10.85	24.72%		6,021	0.92%		0.98%		1.49%		1.43%		91%
0.00	(d)	11.96	13.66%		6,612	0.92%		1.06%		1.35%		1.21%		9%
0.01		11.46	5.34%		7,809	1.00%		1.17%		1.11%		0.94%		37%
0.00	(d)	11.10	4.05%		20,667	1.05%		1.11%		0.76%		0.70%		39%
0.00	(d)	10.76	30.10%		21,585	0.95%		1.14%		0.72%		0.53%		21%

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations							Distributions
	Net Asset Value Beginning of the Period			Net Realized And Unrealized Gain/ (Loss) on Investments		Total Income/ (Loss) from Investment Operations		Dividends From Net Realized Gain on Investments
		Net Investment Income/(Loss)					Dividends from Net Investment Income
									Tax Return of Capital	Total Distributions
Period Ended
WESTCORE MID–CAP VALUE DIVIDEND FUND
Retail Class
06/30/14 (Unaudited)	$ 26.01	$ 0.14	(a)	$ 1.58		$ 1.72	$ (0.00)	$ (0.00)	$ (0.00)	$ (0.00)
12/31/13 (d)	20.11	0.23	(a)	5.91		6.14	(0.24)	(0.00)	(0.00)	(0.24)
12/31/12	18.10	0.19	(a)	2.05		2.24	(0.23)	(0.00)	(0.00)	(0.23)
12/31/11	18.26	0.15	(a)	(0.15)		(0.00)	(0.16)	(0.00)	(0.00)	(0.16)
12/31/10	15.27	0.08		3.00		3.08	(0.09)	(0.00)	(0.00)	(0.09)
12/31/09	11.65	0.11		3.61		3.72	(0.10)	(0.00)	(0.00)	(0.10)
WESTCORE SMALL–CAP VALUE DIVIDEND FUND
Retail Class
06/30/14 (Unaudited)	14.38	0.07	(a)	0.30		0.37	(0.00)	(0.00)	(0.00)	(0.00)
12/31/13 (f)	12.65	0.11	(a)	4.45		4.56	(0.13)	(2.70)	(0.00)	(2.83)
12/31/12	11.82	0.11	(a)	1.03		1.14	(0.13)	(0.18)	(0.00)	(0.31)
12/31/11	11.97	0.09	(a)	(0.13)		(0.04)	(0.11)	(0.00)	(0.00)	(0.11)
12/31/10	9.51	0.11		2.46		2.57	(0.11)	(0.00)	(0.00)	(0.11)
12/31/09	7.87	0.11		1.62		1.73	(0.10)	(0.00)	(0.00)	(0.10)
Institutional Class
06/30/14 (Unaudited)	14.40	0.09	(a)	0.29		0.38	(0.00)	(0.00)	(0.00)	(0.00)
12/31/13	12.64	0.14	(a)	4.46		4.60	(0.14)	(2.70)	(0.00)	(2.84)
12/31/12	11.80	0.13	(a)	1.02		1.15	(0.13)	(0.18)	(0.00)	(0.31)
12/31/11	11.97	0.11	(a)	(0.15)		(0.04)	(0.13)	(0.00)	(0.00)	(0.13)
12/31/10	9.51	0.11		2.47		2.58	(0.12)	(0.00)	(0.00)	(0.12)
12/31/09	7.87	0.13		1.62		1.75	(0.11)	(0.00)	(0.00)	(0.11)
WESTCORE MICRO-CAP OPPORTUNITY FUND
Retail Class
06/30/14 (Unaudited)	17.69	(0.00)	(a)	(0.02)	(g)	(0.02)	(0.00)	(0.00)	(0.00)	(0.00)
12/31/13	12.35	(0.00)	(a)(b)	5.70		5.70	(0.01)	(0.35)	(0.00)	(0.36)
12/31/12	11.15	0.11	(a)	1.62		1.73	(0.14)	(0.39)	(0.00)	(0.53)
12/31/11	11.56	(0.02)	(a)	(0.40)		(0.42)	(0.00)	(0.00)	(0.00)	(0.00)
12/31/10	8.66	(0.03)		2.93		2.90	(0.00)	(0.00)	(0.00)	(0.00)
12/31/09	7.53	0.02		1.14		1.16	(0.03)	(0.00)	(0.00)	(0.03)

(a)	Calculated using the average shares method.
(b)	Total return and portfolio turnover are not annualized for period less than one full year.
(c)	Annualized.
(d)	Prior to April 30, 2013 known as Westcore Mid-Cap Value Fund.
(e)	Less than $0.005 and $(0.005) per share.
(f)	Prior to April 30, 2013 known as Westcore Small-Cap Value Fund.
(g)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

								Ratios/Supplemental Data
												Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers
										Ratio of Net Investment Income/(Loss) to Average Net Assets
								Ratio of Expenses to Average Net Assets Without Fee Waivers
Paid-in Capital from Redemption Fees					Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets								Portfolio Turnover Rate
		Net Asset Value End of Period
			Total Return

$ 0.00		$ 27.73	6.61%	(b)	$ 56,615	1.20%	(c)	1.20%	(c)	1.07%	(c)	1.07%	(c)	34%	(b)
0.00		26.01	30.57%		53,282	1.24%		1.24%		0.96%		0.96%		51%
0.00	(e)	20.11	12.39%		40,341	1.25%		1.26%		0.96%		0.96%		21%
0.00	(e)	18.10	(0.02%)		43,190	1.25%		1.29%		0.82%		0.78%		32%
0.00	(e)	18.26	20.18%		46,413	1.25%		1.27%		0.43%		0.41%		33%
0.00	(e)	15.27	31.95%		48,572	1.25%		1.26%		0.77%		0.77%		27%

0.00		14.75	2.57%	(b)	153,801	1.30%	(c)	1.39%	(c)	0.99%	(c)	0.90%	(c)	31%	(b)
0.00		14.38	36.49%		169,821	1.30%		1.39%		0.76%		0.67%		53%
0.00	(e)	12.65	9.69%		189,858	1.30%		1.39%		0.87%		0.78%		35%
0.00	(e)	11.82	(0.31%)		196,764	1.30%		1.42%		0.77%		0.66%		40%
0.00	(e)	11.97	27.03%		242,817	1.30%		1.39%		1.03%		0.93%		39%
0.01		9.51	22.08%		192,180	1.30%		1.37%		1.38%		1.31%		33%

0.00		14.78	2.64%	(b)	207,828	1.12%	(c)	1.21%	(c)	1.26%	(c)	1.17%	(c)	31%	(b)
0.00		14.40	36.86%		147,374	1.12%		1.23%		0.94%		0.83%		53%
0.00	(e)	12.64	9.78%		124,052	1.14%		1.24%		1.07%		0.96%		35%
0.00	(e)	11.80	(0.31%)		92,446	1.16%		1.29%		0.92%		0.79%		40%
0.00	(e)	11.97	27.15%		114,286	1.18%		1.29%		1.17%		1.07%		39%
0.00	(e)	9.51	22.16%		52,278	1.20%		1.33%		1.53%		1.39%		33%

0.00		17.67	(0.11%)	(b)	34,993	1.30%	(c)	1.55%	(c)	(0.05%)	(c)	(0.30%)	(c)	43%	(b)
0.00	(e)	17.69	46.20%		20,787	1.30%		1.95%		(0.01%)		(0.66%)		52%
0.00	(e)	12.35	15.60%		2,986	1.30%		4.71%		0.94%		(2.47%)		132%
0.01		11.15	(3.55%)		1,734	1.30%		8.07%		(0.14%)		(6.91%)		88%
0.00	(e)	11.56	33.49%		1,594	1.30%		6.96%		(0.25%)		(5.91%)		107%
0.00	(e)	8.66	15.40%		1,924	1.30%		7.96%		0.27%		(6.39%)		130%

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations						Distributions
	Net Asset Value Beginning of the Period			Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations		Dividends From Net Realized Gain on Investments
		Net Investment Income/(Loss)				Dividends from Net Investment Income
								Tax Return of Capital		Total Distributions
Period Ended
WESTCORE INTERNATIONAL SMALL-CAP FUND
Retail Class
06/30/14 (Unaudited)	$ 21.26	$ 0.19	(a)	$ (0.92)	$ (0.73)	$ (0.00)	$ (0.00)	$ (0.00)		$ (0.00)
12/31/13	17.94	0.35	(a)	3.63	3.98	(0.66)	(0.00)	(0.00)		(0.66)
12/31/12	14.55	0.37	(a)	3.24	3.61	(0.22)	(0.00)	(0.00)		(0.22)
12/31/11	15.70	0.29	(a)	(1.21)	(0.92)	(0.24)	(0.00)	(0.00)		(0.24)
12/31/10	11.67	0.11		4.00	4.11	(0.08)	(0.00)	(0.00)		(0.08)
12/31/09	7.19	0.15		4.46	4.61	(0.13)	(0.00)	(0.00)		(0.13)
WESTCORE FLEXIBLE INCOME FUND
Retail Class
06/30/14 (Unaudited)	8.83	0.23	(a)	0.16	0.39	(0.22)	(0.00)	(0.00)		(0.22)
12/31/13	8.94	0.49	(a)	(0.12)	0.37	(0.48)	(0.00)	(0.00)		(0.48)
12/31/12	8.57	0.50	(a)	0.38	0.88	(0.51)	(0.00)	(0.00)		(0.51)
12/31/11	8.42	0.53	(a)	0.12	0.65	(0.51)	(0.00)	(0.00)		(0.51)
12/31/10	7.98	0.56		0.43	0.99	(0.55)	(0.00)	(0.00)	(d)	(0.55)
12/31/09	6.12	0.51		1.86	2.37	(0.51)	(0.00)	(0.00)		(0.51)
Institutional Class
06/30/14 (Unaudited)	8.71	0.23	(a)	0.15	0.38	(0.22)	(0.00)	(0.00)		(0.22)
12/31/13	8.82	0.49	(a)	(0.11)	0.38	(0.49)	(0.00)	(0.00)		(0.49)
12/31/12	8.43	0.50	(a)	0.38	0.88	(0.49)	(0.00)	(0.00)		(0.49)
12/31/11	8.34	0.53	(a)	0.12	0.65	(0.57)	(0.00)	(0.00)		(0.57)
12/31/10	7.96	0.57		0.42	0.99	(0.61)	(0.00)	(0.00)	(d)	(0.61)
12/31/09	6.11	0.52		1.85	2.37	(0.52)	(0.00)	(0.00)		(0.52)

(a) Calculated using the average shares method.

(b) Total return and portfolio turnover are not annualized for period less than one full year.

(c) Annualized.

(d) Less than $0.005 and $(0.005) per share.

								Ratios/Supplemental Data
												Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers
										Ratio of Net Investment Income/(Loss) to Average Net Assets
								Ratio of Expenses to Average Net Assets Without Fee Waivers
Paid-in Capital from Redemption Fees					Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets								Portfolio Turnover Rate
		Net Asset Value End of Period
			Total Return

$ 0.00		$ 20.53	(3.43%)	(b)	$ 454,343	1.50%	(c)	1.60%	(c)	1.82%	(c)	1.72%	(c)	30%	(b)
0.00	(d)	21.26	22.36%		480,789	1.50%		1.63%		1.82%		1.69%		57%
0.00	(d)	17.94	24.84%		327,825	1.50%		1.65%		2.22%		2.07%		14%
0.01		14.55	(5.75%)		133,236	1.50%		1.70%		1.82%		1.62%		27%
0.00	(d)	15.70	35.25%		60,925	1.50%		1.84%		1.10%		0.77%		44%
0.00	(d)	11.67	64.17%		32,356	1.50%		2.01%		1.68%		1.17%		65%

0.00	(d)	9.00	4.41%	(b)	63,798	0.85%	(c)	0.89%	(c)	5.12%	(c)	5.08%	(c)	9%	(b)
0.00	(d)	8.83	4.31%		61,608	0.85%		0.91%		5.49%		5.43%		15%
0.00	(d)	8.94	10.49%		74,206	0.85%		0.90%		5.69%		5.65%		34%
0.01		8.57	8.13%		87,962	0.85%		0.93%		6.24%		6.16%		45%
0.00	(d)	8.42	12.71%		65,829	0.85%		0.93%		6.75%		6.67%		38%
0.00	(d)	7.98	40.09%		72,783	0.85%		0.91%		7.21%		7.15%		30%

0.00	(d)	8.87	4.40%	(b)	5,167	0.67%	(c)	1.06%	(c)	5.30%	(c)	4.91%	(c)	9%	(b)
0.00	(d)	8.71	4.45%		4,507	0.69%		1.11%		5.64%		5.22%		15%
0.00	(d)	8.82	10.74%		6,468	0.71%		1.30%		5.76%		5.16%		34%
0.01		8.43	8.14%		2,095	0.74%		3.04%		6.35%		4.05%		45%
0.00	(d)	8.34	12.79%		1,481	0.75%		3.24%		6.82%		4.32%		38%
0.00	(d)	7.96	40.30%		1,234	0.72%		3.98%		7.26%		4.00%		30%

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations						Distributions
	Net Asset Value Beginning of the Period			Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations		Dividends From Net Realized Gain on Investments
		Net Investment Income/(Loss)				Dividends from Net Investment Income
								Tax Return of Capital	Total Distributions
Period Ended
WESTCORE PLUS BOND FUND
Retail Class
06/30/14 (Unaudited)	$ 10.71	$ 0.17	(a)	$ 0.29	$ 0.46	$ (0.18)	$ (0.00)	$ (0.00)	$ (0.18)
12/31/13	11.24	0.34	(a)	(0.48)	(0.14)	(0.38)	(0.01)	(0.00)	(0.39)
12/31/12	11.04	0.40	(a)	0.21	0.61	(0.40)	(0.01)	(0.00)	(0.41)
12/31/11	10.72	0.43	(a)	0.37	0.80	(0.44)	(0.04)	(0.00)	(0.48)
12/31/10	10.42	0.45		0.29	0.74	(0.44)	(0.00)	(0.00)	(0.44)
12/31/09	9.85	0.44		0.57	1.01	(0.44)	(0.00)	(0.00)	(0.44)
Institutional Class
06/30/14 (Unaudited)	10.59	0.18	(a)	0.29	0.47	(0.19)	(0.00)	(0.00)	(0.19)
12/31/13	11.11	0.36	(a)	(0.48)	(0.12)	(0.39)	(0.01)	(0.00)	(0.40)
12/31/12	10.92	0.42	(a)	0.20	0.62	(0.42)	(0.01)	(0.00)	(0.43)
12/31/11	10.68	0.45	(a)	0.37	0.82	(0.54)	(0.04)	(0.00)	(0.58)
12/31/10	10.42	0.47		0.28	0.75	(0.49)	(0.00)	(0.00)	(0.49)
12/31/09	9.85	0.45		0.57	1.02	(0.45)	(0.00)	(0.00)	(0.45)
WESTCORE COLORADO TAX–EXEMPT FUND
06/30/14 (Unaudited)	11.16	0.17	(a)	0.35	0.52	(0.17)	(0.00)	(0.00)	(0.17)
12/31/13	11.81	0.35	(a)	(0.65)	(0.30)	(0.35)	(0.00)	(0.00)	(0.35)
12/31/12	11.54	0.37	(a)	0.27	0.64	(0.37)	(0.00)	(0.00)	(0.37)
12/31/11	10.99	0.40	(a)	0.56	0.96	(0.41)	(0.00)	(0.00)	(0.41)
12/31/10	11.19	0.40		(0.20)	0.20	(0.40)	(0.00)	(0.00)	(0.40)
12/31/09	10.48	0.40		0.71	1.11	(0.40)	(0.00)	(0.00)	(0.40)

(a)        Calculated using the average shares method.

(b)        Total return and portfolio turnover are not annualized for period less than one full year.

(c)        Annualized.

(d)        Less than $0.005 and $(0.005) per share.

								Ratios/Supplemental Data
												Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers
										Ratio of Net Investment Income/(Loss) to Average Net Assets
								Ratio of Expenses to Average Net Assets Without Fee Waivers
Paid-in Capital from Redemption Fees					Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets								Portfolio Turnover Rate
		Net Asset Value End of Period
			Total Return

$ 0.00		$ 10.99	4.31%	(b)	$ 1,287,585	0.55%	(c)	0.71%	(c)	3.16%	(c)	3.00%	(c)	32%	(b)
0.00		10.71	(1.23%)		1,211,518	0.55%		0.72%		3.12%		2.95%		50%
0.00	(d)	11.24	5.67%		1,457,800	0.55%		0.75%		3.61%		3.41%		32%
0.00	(d)	11.04	7.55%		1,399,473	0.55%		0.83%		3.98%		3.70%		42%
0.00	(d)	10.72	7.22%		1,389,702	0.55%		0.83%		4.20%		3.92%		45%
0.00	(d)	10.42	10.42%		1,326,659	0.55%		0.81%		4.32%		4.05%		36%

0.00		10.87	4.45%	(b)	181,222	0.42%	(c)	0.55%	(c)	3.29%	(c)	3.16%	(c)	32%	(b)
0.00		10.59	(1.05%)		227,245	0.38%		0.55%		3.29%		3.12%		50%
0.00	(d)	11.11	5.74%		241,714	0.40%		0.59%		3.76%		3.57%		32%
0.00	(d)	10.92	7.81%		196,349	0.41%		0.69%		4.13%		3.86%		42%
0.00	(d)	10.68	7.25%		218,060	0.43%		0.70%		4.31%		4.04%		45%
0.00	(d)	10.42	10.56%		131,815	0.44%		0.73%		4.40%		4.11%		36%

0.00		11.51	4.65%	(b)	133,471	0.65%	(c)	0.78%	(c)	2.97%	(c)	2.84%	(c)	9%	(b)
0.00		11.16	(2.56%)		118,483	0.65%		0.80%		3.05%		2.90%		23%
0.00	(d)	11.81	5.57%		146,820	0.65%		0.81%		3.12%		2.96%		7%
0.00	(d)	11.54	8.88%		113,221	0.65%		0.91%		3.60%		3.34%		17%
0.00	(d)	10.99	1.77%		118,478	0.65%		0.91%		3.56%		3.30%		6%
0.00	(d)	11.19	10.71%		105,891	0.65%		0.90%		3.67%		3.42%		8%

See Notes to Financial Statements.

1. ORGANIZATION

Westcore Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Small-Cap Growth Fund, Westcore Blue Chip Dividend Fund, Westcore Mid-Cap Value Dividend Fund, Westcore Small-Cap Value Dividend Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Funds (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Funds offer Retail Class shares. The Westcore Growth, Westcore MIDCO Growth, Westcore Small-Cap Growth, Westcore Blue Chip Dividend, Westcore Small-Cap Value Dividend, Westcore Flexible Income and Westcore Plus Bond Funds also offer Institutional Class shares. All classes of shares have identical rights to earnings, as-sets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, the following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange. Exchange rates as of the close of regular trading on the NYSE are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Securities Traded on Foreign Exchanges – All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. As of June 30, 2014, all Funds were primarily invested in securities traded on U.S. exchanges, except Westcore International Small-Cap Fund. In the event that a Fund executes a security transaction on a foreign exchange, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Concentration of Risk – As of June 30, 2014, the Westcore International Small-Cap Fund invested a significant percentage of its assets in the United Kingdom, Hong Kong, and Australia. Therefore, it may be more affected by economic developments and currency fluctuations in these countries.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

As of and during the six months ended June 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, each Fund had available for federal income tax purposes unused pre-enactment capital loss carryforwards as follows:

	Expiring
	2014	2015	2016	2017	2018	Total
Westcore Mid-Cap Value	$–	$–	$–	$ 1,878,516	$–	$ 1,878,516
Dividend Fund

Westcore Flexible Income Fund	340,539	775,600	20,255,986	9,408,999	1,064,911	31,846,035
Westcore Colorado	–	–	18,307	22,684	–	40,991
Tax-Exempt Fund

At December 31, 2013, the following Funds had available for federal income tax purposes unused post-enactment capital loss carryforwards as follows:

	Short-Term	Long-Term
Westcore Select Fund	$ 87,767,109	$ 18,088,000
Westcore Flexible Income Fund	–	11,614,998
Westcore Colorado Tax-Exempt Fund	481,406	–

During the year ended December 31, 2013, the most recent year end, each Fund had utilized capital loss carryforwards as follows:

	Westcore Mid-Cap	Westcore International	Westcore Colorado
Westcore Select Fund	Value Dividend Fund	Small-Cap Fund	Tax-Exempt Fund
$ 31,313,807	$ 6,063,232	$ 8,611,033	$455,704

Westcore International Small-Cap Fund and Westcore Plus Bond Fund elect to defer to their fiscal year ending December 31, 2014, approximately $1,162,941 and $1,286,467 of capital losses recognized during the period from November 1, 2013 to December 31, 2013, respectively. Additionally, the Westcore Blue Chip Dividend Fund and Westcore International Small-Cap Fund elect to defer to their fiscal year ending December 31, 2014, approximately $515 and $1,028,845 of late year ordinary losses recognized during the period from November 1, 2013 to December 31, 2013.

Distributions – Distributions of net investment income, if any, are generally made annually for the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Small-Cap Growth, Westcore Mid-Cap Value Dividend, Westcore Small-Cap Value Dividend, Westcore Micro-Cap Opportunity and Westcore International Small-Cap Funds; monthly for the Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds and quarterly for the Westcore Blue Chip Dividend Fund. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of the distributions paid in 2013 were as follows:

Year Ended
December 31, 2013
Westcore Growth Fund
Ordinary Income	$5,799,996
Long-Term Capital Gain	5,699,983
Total	$11,499,979
Westcore MIDCO Growth Fund
Ordinary Income	$12,453,954
Long-Term Capital Gain	11,796,009
Total	$24,249,963
Westcore Select Fund
Ordinary Income	$0
Long-Term Capital Gain	0
Total	$0
Westcore Small-Cap Growth Fund
Ordinary Income	$0
Long-Term Capital Gain	0
Total	$0
Westcore Blue Chip Dividend Fund
Ordinary Income	$1,839,909
Long-Term Capital Gain	15,576,998
Total	$17,416,907
Westcore Mid-Cap Value Dividend Fund
Ordinary Income	$489,999
Long-Term Capital Gain	0
Total	$489,999
Westcore Small-Cap Value Dividend Fund
Ordinary Income	$11,731,944
Long-Term Capital Gain	42,290,220
Total	$54,022,164
Westcore Micro-Cap Opportunity Fund
Ordinary Income	$147,500
Long-Term Capital Gain	269,998
Total	$417,498

Year Ended
December 31, 2013
Westcore International Small-Cap Fund
Ordinary Income	$14,400,034
Long-Term Capital Gain	0
Total	$14,400,034

Westcore Flexible Income Fund
Ordinary Income	$3,743,910
Long-Term Capital Gain	0
Total	$3,743,910
Westcore Plus Bond Fund
Ordinary Income	$54,686,173
Long-Term Capital Gain	2,072,220
Total	$56,758,393
Westcore Colorado Tax-Exempt Fund
Ordinary Income	$12,791
Tax-Exempt Income	4,042,960
Total	$4,055,751

Redemption Fee – The Westcore Small-Cap Growth, Westcore Micro-Cap Opportunity and Westcore Flexible Income Funds impose a two percent (2%) redemption fee (the “Redemption Fee”) on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. Effective April 30, 2013, Westcore International Small-Cap discontinued imposing redemption fees. The Redemption Fees, which are reflected in the Statement of Changes in Net Assets, are intended to encourage long-term investment in the Funds and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading.

Expenses – Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Expenses related to specific classes and the associated Fund level expenses, for the six months ended June 30, 2014, were as follows:

Westcore Growth Fund

	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$49,794	$–	$–
Transfer agent fees	3,038	68	7,369
Registration fees	8,101	7,264	–
Other	–	348	2,342

Westcore MIDCO Growth Fund

	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$39,345	$–	$–
Transfer agent fees	11,846	87	11,141
Registration fees	8,546	7,772	–
Other	–	348	2,643

Westcore Small-Cap Growth Fund

	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$13	$–	$–
Transfer agent fees	69	41	6,156
Registration fees	1,699	325	–
Other	651	355	1,293

Westcore Blue Chip Dividend Fund
			Fund
	Retail Class	Institutional Class
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$16,819	$–	$–
Transfer agent fees	27,963	36	17,174
Registration fees	9,658	1,250	–
Other	–	348	2,273

Westcore Small-Cap Value Dividend Fund
			Fund
	Retail Class	Institutional Class
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$134,211	$–	$–
Transfer agent fees	7,044	4,841	9,811
Registration fees	8,156	8,980	–
Other	–	348	5,134

Westcore Flexible Income Fund
			Fund
	Retail Class	Institutional Class
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$45,006	$–	$–
Transfer agent fees	4,497	99	7,817
Registration fees	8,367	7,705	–
Other	–	348	2,464

Westcore Plus Bond Fund
			Fund
	Retail Class	Institutional Class
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$981,461	$–	$–
Transfer agent fees	49,697	2,086	21,499
Registration fees	15,280	9,539	–
Other	–	348	19,306

When-Issued/Forward Commitment Securities – Each Fund may purchase or sell securities on a “when issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. In accordance with SEC guidance, each Fund segregates liquid assets in an amount sufficient to satisfy the purchase price. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

Offering Costs – The Westcore Small-Cap Growth Fund incurred offering costs, including fees for printing initial prospectuses, legal, and registration fees. These costs are being amortized over the first twelve months from the commencement date of the Fund, December 20, 2013. Amounts amortized in the six months ended June 30, 2014 are shown on the Fund’s Statement of Operations and amounts that remain to be amortized are shown on the Fund’s Statement of Assets and Liabilities.

Other – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis. Other income is primarily comprised of consent fees which are compensation for agreeing to changes in the terms of debt instruments.

3. SHARES OF BENEFICIAL INTEREST

On June 30, 2014, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	Westcore Growth Fund		Westcore MIDCO Growth Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013	June 30, 2014	December 31, 2013
Shares issued and redeemed:
Shares sold
Retail Class	172,576	605,530	677,724	788,136
Institutional Class	373,589	230,417	849,236	258,708
Shares issued in reinvestment of distributions
Retail Class	0	634,311	0	3,095,406
Institutional Class	0	81,145	0	548,282
Shares redeemed
Retail Class	(1,479,058)	(1,609,370)	(1,660,775)	(3,537,114)
Institutional Class	(44,109)	(60,859)	(127,046)	(3,978,101)
Net decrease resulting from share transactions	(977,002)	(118,826)	(260,861)	(2,824,683)
	Westcore Select Fund		Westcore Small-Cap Growth Fund
	Six Months Ended	Year Ended	Six Months Ended	Period Ended
	June 30, 2014	December 31, 2013	June 30, 2014	December 31, 2013
Shares issued and redeemed:
Shares sold
Retail Class	312,148	1,048,297	45,563	6,845
Institutional Class	N/A	N/A	49,532	334,508
Shares issued in reinvestment of distributions
Retail Class	0	0	0	0
Institutional Class	N/A	N/A	N/A	0
Shares redeemed
Retail Class	(743,985)	(7,213,446)	(3,624)	0
Institutional Class	N/A	N/A	(16,694)	(106,140)
Net increase/(decrease) resulting from
share transactions	(431,837)	(6,165,149)	74,777	235,213

	Westcore Blue Chip Dividend Fund		Westcore Mid-Cap Value Dividend Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013	June 30, 2014	December 31, 2013
Shares issued and redeemed:
Shares sold
Retail Class	105,691	168,168	134,148	307,791
Institutional Class	73,219	104,257	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	44,597	1,165,698	0	18,674
Institutional Class	6,085	166,853	N/A	N/A
Shares redeemed
Retail Class	(358,103)	(1,005,228)	(140,807)	(283,825)
Institutional Class	(187,809)	(268,952)	N/A	N/A
Net increase/(decrease) resulting from
share transactions	(316,320)	330,796	(6,659)	42,640
	Westcore Small-Cap Value Dividend Fund		Westcore Micro-Cap Opportunity Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013	June 30, 2014	December 31, 2013
Shares issued and redeemed:
Shares sold
Retail Class	771,495	2,107,536	998,064	1,029,208
Institutional Class	6,262,238	2,952,328	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	1,655,385	0	23,983
Institutional Class	0	1,640,454	N/A	N/A
Shares Redeemed
Retail Class	(2,150,997)	(7,910,076)	(192,755)	(119,784)
Institutional Class	(2,435,216)	(4,318,956)	N/A	N/A
Merger Shares
Retail Class	N/A	942,663	N/A	N/A
Institutional Class	N/A	149,255	N/A	N/A
Net increase/(decrease) resulting from
share transactions	2,447,520	(2,781,411)	805,309	933,407

	Westcore International Small-Cap Fund		Westcore Flexible Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013	June 30, 2014	December 31, 2013
Shares issued and redeemed:
Shares sold
Retail Class	2,417,646	11,213,137	572,726	1,239,863
Institutional Class	N/A	N/A	160,608	246,326
Shares issued in reinvestment of distributions
Retail Class	0	632,679	158,426	367,676
Institutional Class	N/A	N/A	12,822	27,328
Shares redeemed
Retail Class	(2,902,381)	(7,496,563)	(617,637)	(2,931,256)
Institutional Class	N/A	N/A	(108,739)	(489,615)
Net increase/(decrease) resulting from
share transactions	(484,735)	4,349,253	178,206	(1,539,678)
	Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013	June 30, 2014	December 31, 2013
Shares issued and redeemed:
Shares sold
Retail Class	16,474,696	32,622,265	1,585,089	2,442,570
Institutional Class	2,056,821	9,884,756	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	1,824,870	4,179,992	146,137	324,889
Institutional Class	338,053	817,282	N/A	N/A
Shares redeemed
Retail Class	(14,335,843)	(53,381,559)	(756,852)	(4,581,234)
Institutional Class	(7,181,791)	(10,994,984)	N/A	N/A
Net increase/(decrease) resulting from
share transactions	(823,194)	(16,872,248)	974,374	(1,813,775)

4. COST AND UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS ON A TAX BASIS

Westcore Equity Funds

					Westcore
	Westcore	Westcore MIDCO	Westcore	Westcore Small-Cap	Blue Chip
	Growth Fund	Growth Fund	Select Fund	Growth Fund	Dividend Fund
As of June 30, 2014
Gross appreciation (excess of value over tax cost)	$14,880,956	$19,804,673	$16,602,209	$292,361	$12,013,887
Gross depreciation (excess of tax cost over value)	(196,462)	(1,291,226)	(2,003,460)	(115,661)	(721,804)
Net unrealized appreciation/(depreciation)	$14,684,494	$18,513,447	$14,598,749	$176,700	$11,292,083
Cost of investment for income tax purposes	$49,773,598	$81,511,058	$89,598,749	$3,060,353	$47,693,184

	Westcore	Westcore	Westcore	Westcore
	Mid-Cap Value	Small-Cap Value	Micro-Cap	International
	Dividend Fund	Dividend Fund	Opportunity Fund	Small-Cap Fund
As of June 30, 2014
Gross appreciation (excess of value over tax cost)	$10,765,049	$72,725,493	$5,246,322	$107,697,530
Gross depreciation (excess of tax cost over value)	(474,191)	(6,809,924)	(1,561,768)	(32,370,056)
Net unrealized appreciation/(depreciation)	$10,290,858	$65,915,569	$3,684,554	$75,327,474
Cost of investment for income tax purposes	$47,165,350	$293,969,586	$32,253,952	$378,449,874

Westcore Bond Funds

	Westcore	Westcore	Westcore Colorado
	Flexible Income Fund	Plus Bond Fund	Tax-Exempt Fund
As of June 30, 2014
Gross appreciation (excess of value over tax cost)	$5,299,426	$70,362,011	$4,159,832
Gross depreciation (excess of tax cost over value)	(2,122,271)	(8,631,832)	(681,339)
Net unrealized appreciation/(depreciation)	$3,177,155	$61,730,179	$3,478,493
Cost of investment for income tax purposes	$65,036,830	$1,399,731,656	$130,989,840

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Denver Investment Advisors LLC (the “Adviser” or “Denver Investments”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, Denver Investments is entitled to an investment advisory fee, based on the average net assets of each Fund, computed daily and payable monthly as shown in the table below.

Westcore Growth Fund	0.65%
Westcore MIDCO Growth Fund	0.65%
Westcore Select Fund	0.65%
Westcore Small-Cap Growth Fund	1.00%
Westcore Blue Chip Dividend Fund	0.65%
Westcore Mid-Cap Value Dividend Fund	0.75%
Westcore Small-Cap Value Dividend Fund	1.00%
Westcore Micro-Cap Opportunity Fund	1.00%
Westcore International Small-Cap Fund	1.20%
Westcore Flexible Income Fund	0.45%
Westcore Plus Bond Fund	0.35%
Westcore Colorado Tax-Exempt Fund	0.40%

ALPS Fund Services, Inc. (“ALPS”) and Denver Investments serve as the Funds’ co-administrators (“Co-Administrators”). ALPS and Denver Investments are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly.

	ALPS	Denver Investments	Total
First $3.5 billion in average daily Net Assets of the Trust	0.036%*	0.10%	0.136%
Net Assets greater than $3.5 billion in average daily Net Assets
of the Trust	0.025%	0.05%	0.075%

* Prior to May 1, 2014, 0.04%.

The administrative fees are then allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets.

Each Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Fund, presented on the Statements of Operations as Shareholder servicing reimbursement - Retail Class, is intended to not exceed the estimated cost that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the Periodic Reimbursement Amount, the Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

Denver Investments as Adviser and Co-Administrator has contractually agreed, until at least April 30, 2015, that the Net Annual Fund Operating Expenses for the Retail Class shares of the Funds will not exceed the amounts shown in the table below.

Westcore Growth Fund	1.15%
Westcore MIDCO Growth Fund	1.15%
Westcore Select Fund	1.15%
Westcore Small-Cap Growth Fund	1.30%
Westcore Blue Chip Dividend Fund	0.99%
Westcore Mid-Cap Value Dividend Fund	1.25%
Westcore Small-Cap Value Dividend Fund	1.30%
Westcore Micro-Cap Opportunity Fund	1.30%
Westcore International Small-Cap Fund	1.50%
Westcore Flexible Income Fund	0.85%
Westcore Plus Bond Fund	0.55%
Westcore Colorado Tax-Exempt Fund	0.65%

Without such fee waivers, for the six months ended ended June 30, 2014, the Total Annualized Fund Operating Expenses for the Retail Class shares of the Funds are as follows:

Westcore Small-Cap Growth Fund	5.33%
Westcore Blue Chip Dividend Fund	1.15%
Westcore Small-Cap Value Dividend Fund	1.39%
Westcore Micro-Cap Opportunity Fund	1.55%
Westcore International Small-Cap Fund	1.60%
Westcore Flexible Income Fund	0.89%
Westcore Plus Bond Fund	0.71%
Westcore Colorado Tax-Exempt Fund	0.78%

Denver Investments has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other expenses until at least April 30, 2015. Without such fee waivers, for the six months ended June 30, 2014, the Total Annualized Operating Expenses for the Institutional Class shares of the Funds are shown in the table below.

Westcore Growth Fund	1.03%
Westcore MIDCO Growth Fund	1.00%
Westcore Small-Cap Growth Fund	3.76%
Westcore Blue Chip Dividend Fund	1.00%
Westcore Small-Cap Value Dividend Fund	1.21%
Westcore Flexible Income Fund	1.06%
Westcore Plus Bond Fund	0.55%

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Certain officers of the Funds are also officers of Denver Investments. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Adviser’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, any compensation deferred results in an equal adjustment to the Investment for/Payable for Trustee Deferred Compensation Plan on the Statement of Assets and Liabilities, as though an equivalent amount had been invested in shares of one or more Westcore Funds selected by the Trustee. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the selected funds. Deferral of Trustees’ fees under the Deferral Plan will not affect the net assets of the Fund.

Where a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of June 30, 2014, Westcore International Small-Cap Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers would be deemed to be affiliates of that Fund for purposes of the 1940 Act.

	Share Balance at			Share Balance at	Market Value at		Realized
Security Name	December 31, 2013	Purchases	Sales	June 30, 2014	June 30, 2014	Dividends	Gains/(Losses)
Credit Corp. Group Ltd.
(Australia)	3,024,321	–	–	3,024,321	$24,810,554	$541,382	$–
Pico Far East Holdings
Ltd. (Hong Kong)	80,832,879	–	(2,541,608)	78,291,271	18,182,840	571,558	(206,385)
Prestige International
Inc. (Japan)	1,923,022	–	(358,004)	1,565,018	14,259,036	78,913	663,195
					$57,252,430	$1,191,853	$456,810

6. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1)    Level 1 – Quoted & Unadjusted Prices in active markets for identical investments
2)    Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
3)    Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2014 in valuing the Funds’ assets:

Westcore Growth Fund

Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$63,276,128	$–	$–	$63,276,128
Money Market Mutual Funds	1,181,964	–	–	1,181,964
Total	$64,458,092	$–	$–	$64,458,092

Westcore MIDCO Growth Fund

Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$99,236,873	$–	$–	$99,236,873
Money Market Mutual Funds	787,632	–	–	787,632
Total	$100,024,505	$–	$–	$100,024,505
Westcore Select Fund

Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$102,186,088	$–	$–	$102,186,088
Money Market Mutual Funds	1,582,524	–	–	1,582,524
Total	$103,768,612	$–	$–	$103,768,612
Westcore Small-Cap Growth Fund

Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$3,145,624	$–	$–	$3,145,624
Money Market Mutual Funds	91,429	–	–	91,429
Total	$3,237,053	$–	$–	$3,237,053
Westcore Blue Chip Dividend Fund

Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$58,262,571	$–	$–	$58,262,571
Money Market Mutual Funds	722,696	–	–	722,696
Total	$58,985,267	$–	$–	$58,985,267
Westcore Mid-Cap Value Dividend Fund

Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$53,974,316	$–	$–	$53,974,316
Money Market Mutual Funds	3,481,892	–	–	3,481,892
Total	$57,456,208	$–	$–	$57,456,208

Westcore Small-Cap Value Dividend Fund

Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$357,340,161	$–	$–	$357,340,161
Money Market Mutual Funds	2,544,994	–	–	2,544,994
Total	$359,885,155	$–	$–	$359,885,155

Westcore Micro-Cap Opportunity Fund

Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$34,187,798	$–	$–	$34,187,798
Money Market Mutual Funds	1,750,708	–	–	1,750,708
Total	$35,938,506	$–	$–	$35,938,506

Westcore International Small-Cap Fund

Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$448,428,466	$–	$–	$448,428,466
Money Market Mutual Funds	5,348,882	–	–	5,348,882
Total	$453,777,348	$–	$–	$453,777,348
Other Financial Instruments**
Assets:
Forward Foreign
Currency Contracts	$–	$973,222	$–	$973,222
Liabilities:
Forward Foreign
Currency Contracts	–	(916,859)	–	(916,859)
Total	$–	$56,363	$–	$56,363

Westcore Flexible Income Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Convertible Preferred Stocks	$1,353,024	$–	$–	$1,353,024
Nonconvertible Preferred Stocks	1,947,072	–	2,018,543	3,965,615
Corporate Bonds	–	57,322,067	1,965,606	59,287,673
Commercial Mortgage-Backed
Securities & Residential
Mortgage-Backed Securities	–	2,003,092	–	2,003,092
Money Market Mutual Funds	1,604,581	–	–	1,604,581
Total	$4,904,677	$59,325,159	$3,984,149	$68,213,985

Westcore Plus Bond Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Nonconvertible Preferred Stocks	$5,992,777	$–	$2,611,050	$8,603,827
Corporate Bonds	–	714,431,618	18,230,997	732,662,615
Municipal Bonds	–	31,871,760	–	31,871,760
Asset-Backed Securities,
Commercial Mortgage-
Backed Securities,
Residential Mortgage-Backed
Securities, & Agency
Mortgage-Backed Securities	–	490,925,627	–	490,925,627
U.S. Government &
Agency Obligations	–	62,127	–	62,127
U.S. Treasury Bonds & Notes	–	191,387,638	–	191,387,638
Money Market Mutual Funds	5,948,241	–	–	5,948,241
Total	$11,941,018	$1,428,678,770	$20,842,047	$1,461,461,835

Westcore Colorado Tax-Exempt Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Municipal Bonds	$–	$123,146,660	$–	$123,146,660
Money Market Mutual Funds	11,321,673	–	–	11,321,673
Total	$11,321,673	$123,146,660	$–	$134,468,333

* For detailed Industry descriptions, see the accompanying Statements of Investments.

** Other financial instruments are derivative instruments not reflected in the Statements of Investments.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. There were no transfers between Levels 1 and 2 during the six months ended June 30, 2014.

All securities of the Funds, except for Westcore Flexible Income and Plus Bond Funds, were valued using either Level 1 or Level 2 inputs during the six months ended June 30, 2014. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for these Funds.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Westcore Flexible Income Fund

							Net change in unrealized
							appreciation/(depreciation)
				Change in			included in the Statements
	Balance as of	Accrued		Unrealized			of Operations attributable to
Investments in	December 31,	discount/	Realized	Appreciation/	Sales	Balance as of	Level 3 investments held at
Securities	2013	premium	Gain/(Loss)*	(Depreciation)	Proceeds	June 30, 2014	June 30, 2014
Nonconvertible
Preferred Stocks	$1,880,606	$–	$–	$137,937	$–	$2,018,543	$137,937
Corporate Bonds	1,952,784	3,757	4,309	49,592	(44,836)	1,965,606	49,592
Total	$3,833,390	$3,757	$4,309	$187,529	$(44,836)	$3,984,149	$187,529

Westcore Plus Bond Fund

							Net change in unrealized
							appreciation/(depreciation)
				Change in			included in the Statements
	Balance as of	Accrued		Unrealized			of Operations attributable to
Investments in	December 31,	discount/	Realized	Appreciation/	Sales	Balance as of	Level 3 investments held at
Securities	2013	premium	Gain/(Loss)*	Depreciation)*	Proceeds	June 30, 2014	June 30, 2014
Nonconvertible
Preferred Stocks	$2,432,625	$–	$–	$178,425	$–	$2,611,050	$178,425
Corporate Bonds	18,548,734	9,428	10,619	(122,340)	(215,444)	18,230,997	(122,340)
Total	$20,981,359	$9,428	$10,619	$56,085	$(215,444)	$20,842,047	$56,085

*  Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts in the Statement of Operations.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds generally utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

In the event the independent pricing service is unable to provide an evaluated price for a security or Denver Investments believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. In these instances, the compliance department will typically seek input from the investment team of the Fund since they are typically the most knowledgeable of the relevant factors in valuing the securities. Denver Investments may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

At least quarterly, Denver Investments receives a report on the pricing for all fair valued securities during the period along with any actual sales prices, broker quotes and/or pricing from the independent pricing service. Denver Investments uses this information to analyze changes in fair value measurements over the period and as a back test of pricing methods.

Then on at least a quarterly basis, Denver Investments presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee which meets at least quarterly. The Audit Committee then will provide a recommendation to the Board for approval of the fair value measurements.

The table below provides additional information about the Level 3 Fair Value Measurements as of June 30, 2014:

Westcore Flexible Income Fund
Quantitative Information about	Fair Value
Level 3 Fair Value Measurements	at 6/30/2014	Valuation Technique	Unobservable Input	Level/Range
Nonconvertible Preferred Stocks	$2,018,543	Consensus Pricing**	Broker Quotes	N/A
Corporate Bonds	1,933,426	Adjusted Spread Pricing*	Comparability Adjustment	1.425%

			Liquidity Adjustment	0.40%
	32,180	Consensus Pricing**	Broker Quotes	N/A
Total	$3,984,149

Westcore Plus Bond Fund

Quantitative Information about	Fair Value
Level 3 Fair Value Measurements	at 6/30/2014	Valuation Technique	Unobservable Input	Level/Range
Nonconvertible Preferred Stocks	$2,611,050	Consensus Pricing**	Broker Quotes	N/A
Corporate Bonds	4,940,977	Adjusted Spread Pricing*	Comparability Adjustment	1.425%

			Liquidity Adjustment	0.40%
	13,290,020	Consensus Pricing**	Broker Quotes	N/A
Total	$20,842,047

*   Denver Investments identifies comparable security(ies) and obtains market observable spreads to Treasuries, and then adjusts for appropriate comparability or liquidity adjustments.

**  Denver Investments seeks up to three independent price quotes, but in certain cases only one may be available. Denver Investments evaluates whether the source of the pricing uses valuation techniques in accordance with ASC topic 820 by developing an internal reasonableness check. For those quotes that are considered reasonable, quantitative unobservable inputs are not developed by Denver Investments.

7. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Westcore International Small-Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the spot or forward foreign exchange rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve credit risk and market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.

The forward foreign currency contracts held at June 30, 2014 as disclosed at the end of the Statement of Investments is representative of activity during the six months ended June 30, 2014.

The effect of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2014 is as follows:

		Asset Derivatives	Liability Derivatives
	Statement of Assets and
Risk Exposure	Liabilities Location	Unrealized Appreciation	Unrealized Depreciation
Westcore International Small-Cap Fund
Forward Foreign Currency Contracts
(Foreign Exchange Rate Risk)	Unrealized gain on forward currency contracts	$973,222	$916,859
Total		$973,222	$916,859

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2014 is as follows:

Risk Exposure	Statement of Operations Location
Westcore International Small-Cap Fund
Forward Foreign Currency Contracts
(Foreign Exchange Rate Risk)	Net realized loss on forward foreign currency contracts and foreign currency transactions	$(3,864,437)
Forward Foreign Currency Contracts	Net change in unrealized appreciation on forward foreign currency contracts and
(Foreign Exchange Rate Risk)	translation of assets and liabilities denominated in foreign currencies	589,969
Total		$(3,274,468)

8. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the six months ended June 30, 2014 excluding long-term U.S. government securities and short-term investments were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Westcore Growth Fund	$59,102,202	$75,068,500
Westcore MIDCO Growth Fund	54,535,955	57,109,473
Westcore Select Fund	79,585,258	89,709,634
Westcore Small-Cap Growth Fund	2,982,173	2,209,237
Westcore Blue Chip Dividend Fund	2,671,310	6,668,076
Westcore Mid-Cap Value Dividend Fund	17,747,679	18,646,369
Westcore Small-Cap Value Dividend Fund	140,907,515	104,563,245
Westcore Micro-Cap Opportunity Fund	26,975,722	13,366,173
Westcore International Small-Cap Fund	140,145,937	142,380,534
Westcore Flexible Income Fund	8,800,882	5,760,699
Westcore Plus Bond Fund	180,500,918	159,652,802
Westcore Colorado Tax-Exempt Fund	15,305,382	10,216,268

Purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014, were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Westcore Plus Bond Fund	$275,933,896	$306,140,248

9. REORGANIZATION

On September 9, 2013, the Westcore Board of Trustees approved a form of Agreement and Plan of Reorganization for the Westcore Small-Cap Opportunity Fund (the “Acquired Fund”) with and into the Westcore Small-Cap Value Dividend Fund (the “Acquiring Fund”).

As of the close of business on November 14, 2013, assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Upon the closing of the reorganization, the Acquiring Fund issued 1,091,918 shares in exchange for net assets of the Acquired Fund valued at $18,203,104.

Westcore Trustees and Officers:

Mary K. Anstine, Chairman

John A. DeTore, Trustee

Rick A. Pederson, Trustee

James A. Smith, Trustee

Douglas M. Sparks, Trustee

Janice M. Teague, Trustee

John W. Zimmerman, President

Jasper R. Frontz, Treasurer & Chief Compliance Officer

Jill A. Kerschen, Asst. Treasurer

David T. Buhler, Secretary

FOR MORE INFORMATION ABOUT WESTCORE FUNDS, PLEASE CONTACT:
Westcore Funds | 1290 Broadway, Suite 1100 | Denver, Colorado 80203

Individual Investors: 800.392.CORE | Financial Advisors: 800.734.WEST | www.westcore.com

A description of the policies and procedures that Westcore Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free 800.392.CORE; (ii) on the Westcore Funds website, www.westcore.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the period end. Copies of the Westcore Funds Form N-Q are available without a charge, upon request, by contacting Westcore Funds toll-free at 800.392.CORE and on the SEC’s website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus. Westcore Funds are distributed by ALPS Distributors, Inc.

WC120

Item 2.       Code of Ethics.

                  Not applicable to semi-annual report.

Item 3.       Audit Committee Financial Expert.

                  Not applicable to semi-annual report.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable to semi-annual report.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

a)      Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

b)      Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

                  Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.     Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTCORE TRUST

By:	/s/ John W. Zimmerman
John W. Zimmerman
President/Principal Executive Officer

Date:	September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John W. Zimmerman
John W. Zimmerman
President/Principal Executive Officer

Date:	September 5, 2014

By:	/s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer/Principal Financial Officer

Date:	September 5, 2014